UNITEDSTATES
SECURITIESANDEXCHANGECOMMISSION
Washington,D.C.20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-21051

Name of Fund: BlackRock Maryland Municipal Bond Trust (BZM)

Fund Address: 100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: Anne F. Ackerley, Chief Executive Officer, BlackRock
Maryland Municipal Bond Trust, 55 East 52nd Street, New York, NY 10055

Registrant’s telephone number, including area code: (800) 882-0052, Option 4

Date of fiscal year end: 08/31/2010

Date of reporting period: 08/31/2010

Item 1 – Report to Stockholders

Annual Report

BlackRock Maryland Municipal Bond Trust (BZM)

BlackRock MuniHoldings New York Insured Fund, Inc. (MHN)

BlackRock New Jersey Municipal Bond Trust (BLJ)

BlackRock New York Insured Municipal Income Trust (BSE)

BlackRock New York Municipal Bond Trust (BQH)

BlackRock New York Municipal Income Trust II (BFY)

BlackRock Virginia Municipal Bond Trust (BHV)

The Massachusetts Health & Education Tax-Exempt Trust (MHE)

August 31, 2010

Not FDIC Insured • No Bank Guarantee • May Lose Value

2 ANNUAL REPORT

AUGUST 31, 2010

Dear Shareholder

The global economic recovery continues, although global and US economic statistics show that the pace of economic growth has slowed. The sovereign debt crisis in Europe, slowing growth in China and concerns over the possibility that the United States and other developed markets are heading for a double-dip recession have all acted to depress investor sentiment. Despite broadening evidence of a slowdown in global economic activity, market volatility has normal-

ized from the extreme levels seen in recent months. In the United States, economic data continues to be mixed, but it is our view that the preponderance of data suggests that the recovery is continuing. The critical issue for investors remains the question of whether the economy will experience a double-dip recession. We are on the optimistic side of this debate and would point out that while the recovery has been slow, we have made significant progress.

Global equity markets have moved unevenly higher since bottoming out in early 2009 as investors were enticed by depressed valuations, improved corporate earnings, and their desire for higher yields. Several significant downturns, however, have occurred — primarily as a result of mixed economic data and concerns about the possibility of prolonged deflation (especially in Europe). As the period drew to a close, equity markets lost ground on weaker-

than-expected economic data, most notably from the United States. International equities posted negative returns on both a six- and 12-month basis while

US equities posted negative returns over the six months, but were still showing positive returns on a 12-month basis as the domestic economic recovery had been more pronounced and credit-related issues held European markets down. Within the United States, smaller cap stocks continue to outperform large caps year-to-date.

In fixed income markets, yields have fluctuated significantly over the past year as economic data has been mixed. Risk aversion and credit issues have kept interest rates low and US Treasury yields have fallen significantly as investors favored “safe haven” assets. As the period drew to a close, Treasuries modestly outperformed the spread sectors of the market (those driven by changes in credit risk). Corporate credit spreads benefited from the low rate environment and high yield fixed income remains attractive due to low default rates and better-than-expected results on European bank stress tests. Meanwhile, tax-

exempt municipal bonds slightly outperformed US investment grade bonds on a 12-month basis, but underperformed year-to-date as investors rotated to the relative safety of Treasuries.

Regarding cash investments, yields on money market securities remain near all-time lows (producing returns only marginally above zero percent), with the Federal Open Market Committee reiterating that economic circumstances are likely to necessitate an accommodative interest rate stance for an

“extended period.”

Against this backdrop, the major market averages posted the following returns:
Total Returns as of August 31, 2010	6-month	12-month
US large cap equities (S&P 500 Index)	(4.04)%	4.91%
US small cap equities (Russell 2000 Index)	(3.60)	6.60
International equities (MSCI Europe, Australasia, Far East Index)	(3.04)	(2.34)
3-month Treasury bill (BofA Merrill Lynch 3-Month Treasury Bill Index)	0.07	0.14
US Treasury securities (BofA Merrill Lynch 10-Year US Treasury Index)	11.49	11.58
US investment grade bonds (Barclays Capital US Aggregate Bond Index)	5.81	9.18
Tax-exempt municipal bonds (Barclays Capital Municipal Bond Index)	5.42	9.78
US high yield bonds (Barclays Capital US Corporate High Yield 2% Issuer Capped Index)	6.62	21.40

Past performance is no guarantee of future results. Index performance shown for illustrative purposes only. You cannot invest directly in an index.

Although conditions have improved over the past couple of years, investors across the globe continue to face uncertainty about the future direction of economic growth. Through periods of uncertainty, as ever, BlackRock’s full resources are dedicated to the management of our clients’ assets. For additional market perspective and investment insight, visit www.blackrock.com/shareholdermagazine, where you’ll find the most recent issue of our award-winning

Shareholder® magazine, as well as its quarterly companion newsletter, Shareholder Perspectives. We thank you for entrusting BlackRock with your investments, and we look forward to your continued partnership in the months and years ahead.

THIS PAGE NOT PART OF YOUR FUND REPORT

Trust Summary as of August 31, 2010

BlackRock Maryland Municipal Bond Trust

Trust Overview

BlackRock Maryland Municipal Bond Trust’s (BZM) (the “Trust”) investment objective is to provide current income exempt from regular federal income taxes and Maryland personal income taxes. The Trust seeks to achieve its investment objectives by investing primarily in municipal bonds exempt from federal income taxes (except that the interest may be subject to the federal alternative minimum tax) and Maryland personal income taxes. The Trust invests, under normal market conditions, at least 80% of its assets in municipal bonds that are investment grade quality at the time of investment.
The Trust may invest directly in such securities or synthetically through the use of derivatives.

No assurance can be given that the Trust’s investment objective will be achieved.

Performance

For the 12 months ended August 31, 2010, the Trust returned 9.77% based on market price and 16.80% based on net asset value (“NAV”). For the same period, the closed-end Lipper Other States Municipal Debt Funds category posted an average return of 17.13% based on market price and 14.69% based on NAV. All returns reflect reinvestment of dividends. The Trust's premium to NAV, which narrowed during the period, accounts for the difference between performance based on price and performance based on NAV. The following discussion relates to performance based on NAV. The Trust benefited from its overall high duration (sensitivity to interest rates) as bond prices appreciated as yields declined. The Trust’s bias toward the longer end of the yield curve contributed to performance as falling interest rates had a greater positive effect on longer dated issues. In addition, exposure to lower quality underlying credits aided performance as credit spreads generally tightened over the period. Conversely, the Trust’s exposure to bonds structured with premium coupons, short calls and/or short maturities detracted from performance as the shorter end of the yield curve underperformed longer dated issues.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Trust Information
Symbol on NYSE Amex	BZM
Initial Offering Date	April 30, 2002
Yield on Closing Market Price as of August 31, 2010 ($15.91)[1]	5.96%
Tax Equivalent Yield[2]	9.17%
Current Monthly Distribution per Common Share[3]	$0.079
Current Annualized Distribution per Common Share[3]	$0.948
Leverage as of August 31, 2010[4]	36%

1 Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.
2 Tax equivalent yield assumes the maximum federal tax rate of 35%.
3 The distribution is not constant and is subject to change.
4 Represents Auction Market Preferred Shares (“Preferred Shares”) and tender option bond trusts (“TOBs”) as a percentage of total managed assets, which is the total assets of the
Trust, including any assets attributable to Preferred Shares and TOBs, minus the sum of accrued liabilities. For a discussion of leveraging techniques utilized by the Trust, please see
The Benefits and Risks of Leveraging on page 12.

The table below summarizes the changes in the Trust’s market price and NAV per share:

	8/31/10	8/31/09	Change	High	Low
Market Price	$15.91	$15.35	3.65%	$16.98	$13.73
Net Asset Value	$15.23	$13.81	10.28%	$15.23	$13.81

The following charts show the sector and credit quality allocations of the Trust’s long-term investments:

Sector Allocations
	8/31/10	8/31/09
County/City/Special District/School District	26%	25%
Health	20	19
Transportation	18	19
Education	11	11
Utilities	10	13
Housing	8	6
State	3	3
Tobacco	3	3
Corporate	1	1

Credit Quality Allocations[5]
	8/31/10	8/31/09
AAA/Aaa	28%	29%
AA/Aa	9	17
A	29	39
BBB/Baa	23	6
BB/Ba	2	—
Not Rated	9	9
[5] Using the higher of Standard & Poor’s (“S&P’s”) or Moody’s Investors Service
(“Moody’s”) ratings.

4 ANNUAL REPORT

AUGUST 31, 2010

Trust Summary as of August 31, 2010

BlackRock MuniHoldings New York Insured Fund, Inc.

Trust Overview

BlackRock MuniHoldings New York Insured Fund, Inc.’s (MHN) (the “Trust”) investment objective is to provide shareholders with current income exempt from federal income tax and New York State and New York City personal income taxes. The Trust seeks to achieve its investment objective by investing, under normal market conditions, at least 80% of its assets in investment grade New York municipal obligations exempt from federal income taxes (except that the interest may be subject to the federal alternative minimum tax) and New York State and New York City personal income taxes ("New York Municipal Bonds"), except at times when, in the judgment of its investment adviser, New York Municipal Bonds of sufficient quality and quantity are unavailable for investment by the Trust. At all times, however, except during temporary defensive periods, the Trust invests at least 65% of its assets in New York Municipal Bonds. The
Trust invests, under normal market conditions, at least 80% of its assets in municipal obligations that are investment grade quality at the time of investment and at least 80% of its assets in municipal obligations that are covered by insurance guaranteeing the timely payment of principal at maturity and interest when due. The Trust invests primarily in long-term municipal obligations with a maturity of more than ten years at the time of investment. The Trust may invest directly in such securities or synthetically through the use of derivatives.
No assurance can be given that the Trust’s investment objective will be achieved.

Performance

For the 12 months ended August 31, 2010, the Trust returned 25.24% based on market price and 16.87% based on NAV. For the same period, the closed-
end Lipper Single-State Insured Municipal Debt Funds category posted an average return of 21.21% based on market price and 14.13% based on NAV. All returns reflect reinvestment of dividends. The Trust moved from a discount to NAV to a premium by period end, which accounts for the difference between performance based on price and performance based on NAV. The following discussion relates to performance based on NAV. The Trust’s neutral-to-high duration and low cash balance resulted in positive capital appreciation as interest rates declined. The Trust’s holdings of lower quality bonds outperformed as credit spreads tightened, and long-term bonds benefited from declining yields. We purchased new issues structured to create greater potential for price appreciation. The Trust’s exposure to the health and housing sectors and Puerto Rico credits added to performance. Conversely, the Trust’s holdings with short maturities and/or call dates, detracted from performance as they underperformed longer-dated issues. Exposure to zero-coupon bonds detracted from performance as investors favored current coupon bonds.
The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Trust Information
Symbol on New York Stock Exchange (“NYSE”)	MHN
Initial Offering Date	September 19, 1997
Yield on Closing Market Price as of August 31, 2010 ($15.17)[1]	6.17%
Tax Equivalent Yield[2]	9.49%
Current Monthly Distribution per Common Share[3]	$0.078
Current Annualized Distribution per Common Share[3]	$0.936
Leverage as of August 31, 2010[4]	40%

1 Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.
2 Tax equivalent yield assumes the maximum federal tax rate of 35%.
3 The Monthly Distribution per Common Share, declared on September 1, 2010 was increased to $0.0795. The Yield on Closing Market Price, Current Monthly Distribution per
Common Share and Current Annualized Distribution per Common Share do not reflect the new distribution rate. The new distribution rate is not constant and is subject to change.
4 Represents Preferred Shares and TOBs as a percentage of total managed assets, which is the total assets of the Trust, including any assets attributable to Preferred Shares and
TOBs, minus the sum of accrued liabilities. For a discussion of leveraging techniques utilized by the Trust, please see The Benefits and Risks of Leveraging on page 12.

The table below summarizes the changes in the Trust’s market price and NAV per share:

	8/31/10	8/31/09	Change	High	Low
Market Price	$15.17	$12.89	17.69%	$15.71	$12.64
Net Asset Value	$15.09	$13.74	9.83%	$15.09	$13.74

The following charts show the sector and credit quality allocations of the Trust’s long-term investments:

Sector Allocations
	8/31/10	8/31/09
Transportation	31%	27%
County/City/Special District/School District	25	27
State	12	11
Utilities	10	10
Education	7	7
Corporate	5	7
Health	4	5
Housing	3	3
Tobacco	3	3

Credit Quality Allocations[5]
	8/31/10	8/31/09
AAA/Aaa	42%	43%
AA/Aa	20	18
A	29	28
BBB/Baa	3	8
BB/Ba	4	—
Not Rated[6]	2	3

5 Using the higher of S&P’s or Moody’s ratings.
6 The investment advisor has deemed certain of these non-rated securities to be of investment grade quality. As of August 31, 2010 and 2009, the market value of these securities was $3,941,088 representing 1% and $18,918,142 representing 3%, respectively, of the Trust’s long-term investments.

ANNUAL REPORT

AUGUST 31, 2010

Trust Summary as of August 31, 2010

BlackRock New Jersey Municipal Bond Trust

Trust Overview

BlackRock New Jersey Municipal Bond Trust’s (BLJ) (the “Trust”) investment objective is to provide current income exempt from regular federal income tax and New Jersey gross income tax. The Trust seeks to achieve its investment objective by investing primarily in municipal bonds exempt from federal income taxes (except that the interest may subject to the federal alternative minimum tax) and New Jersey gross income taxes. Under normal market conditions, the
Trust invests at least 80% of its assets in municipal bonds that are investment grade quality at the time of investment. The Trust may invest directly in such securities or synthetically through the use of derivatives.

No assurance can be given that the Trust’s investment objective will be achieved.

Performance

For the 12 months ended August 31, 2010, the Trust returned 22.65% based on market price and 20.04% based on NAV. For the same period, the closed-end Lipper New Jersey Municipal Debt Funds category posted an average return of 18.63% based on market price and 16.25% based on NAV. All returns reflect reinvestment of dividends. The Trust's premium to NAV, which widened during the period, accounts for the difference between performance based on price and performance based on NAV. The following discussion relates to performance based on NAV. The Trust’s holdings of health and housing bonds with maturities of 20 years and longer contributed positively to performance as each of these sectors outperformed the broader market and bonds with longer maturities benefited from declining yields. The Trust’s exposure to zero-coupon bonds detracted from performance as retail investors shunned them in favor of current coupon bonds.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Trust Information
Symbol on NYSE Amex	BLJ
Initial Offering Date	April 30, 2002
Yield on Closing Market Price as of August 31, 2010 ($15.63)[1]	5.99%
Tax Equivalent Yield[2]	9.22%
Current Monthly Distribution per Common Share[3]	$0.078
Current Annualized Distribution per Common Share[3]	$0.936
Leverage as of August 31, 2010[4]	36%

1 Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.
2 Tax equivalent yield assumes the maximum federal tax rate of 35%.
3 The distribution is not constant and is subject to change.
4 Represents Preferred Shares and TOBs as a percentage of total managed assets, which is the total assets of the Trust, including any assets attributable to Preferred Shares and TOBs, minus the sum of accrued liabilities. For a discussion of leveraging techniques utilized by the Trust, please see The Benefits and Risks of Leveraging on page 12.

The table below summarizes the changes in the Trust’s market price and NAV per share:

	8/31/10	8/31/09	Change	High	Low
Market Price	$15.63	$13.59	15.01%	$15.80	$13.59
Net Asset Value	$15.23	$13.53	12.56%	$15.23	$13.53

The following charts show the sector and credit quality allocations of the Trust’s long-term investments:

Sector Allocations
	8/31/10	8/31/09
State	23%	23%
Transportation	16	16
Health	16	23
Housing	12	11
County/City/Special District/School District	11	9
Education	10	7
Corporate	9	6
Utilities	2	4
Tobacco	1	1

Credit Quality Allocations[5]
	8/31/10	8/31/09
AAA/Aaa	27%	40%
AA/Aa	28	18
A	23	16
BBB/Baa	10	14
BB/Ba	2	—
B	5	4
Not Rated	5[6]	8

5 Using the higher of S&P’s or Moody’s ratings.
6 The investment advisor has deemed certain of these non-rated securities to be of investment grade quality. As of August 31, 2010, the market value of these securities was $1,013,550 representing 2% of the Trust’s long-term investments.

6 ANNUAL REPORT

AUGUST 31, 2010

Trust Summary as of August 31, 2010

BlackRock New York Insured Municipal Income Trust

Trust Overview

BlackRock New York Insured Municipal Income Trust’s (BSE) (the “Trust”) investment objective is to provide current income exempt from federal income tax, including the alternative minimum tax, and New York State and New York City personal income taxes. The Trust seeks to achieve its investment objective by investing at least 80% of its assets in municipal obligations exempt from federal income taxes (including the alternative minimum tax) and New York
State and New York City personal income taxes. Under normal market conditions, the Trust invests at least 80% of its assets in municipal obligations that are investment grade quality at the time of investment and at least 80% of its assets in municipal obligations that are covered by insurance guaranteeing the timely payment of principal at maturity and interest when due. The Trust may invest directly in such securities or synthetically through the use of derivatives.
No assurance can be given that the Trust’s investment objective will be achieved.

Performance

For the 12 months ended August 31, 2010, the Trust returned 20.18% based on market price and 16.04% based on NAV. For the same period, the closed-
end Lipper Single-State Insured Municipal Debt Funds category posted an average return of 21.21% based on market price and 14.13% based on NAV. All returns reflect reinvestment of dividends. The Trust moved from a discount to NAV to a premium by period end, which accounts for the difference between performance based on price and performance based on NAV. The following discussion relates to performance based on NAV. The Trust’s neutral-to-high duration and low cash balance resulted in positive capital appreciation as interest rates declined. The Trust’s holdings of lower quality bonds outperformed as credit spreads tightened, and long-term bonds benefited from declining yields. We purchased new issues structured to create greater potential for price appreciation. The Trust’s exposure to the health and housing sectors and Puerto Rico credits added to performance. Conversely, the Trust’s holdings with short maturities and/or call dates, detracted from performance as they underperformed longer-dated issues. Exposure to zero-coupon bonds detracted from performance as investors favored current coupon bonds.
The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Trust Information
Symbol on NYSE	BSE
Initial Offering Date	October 31, 2002
Yield on Closing Market Price as of August 31, 2010 ($14.91)[1]	5.67%
Tax Equivalent Yield[2]	8.72%
Current Monthly Distribution per Common Share[3]	$0.0705
Current Annualized Distribution per Common Share[3]	$0.8460
Leverage as of August 31, 2010[4]	35%

1 Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.
2 Tax equivalent yield assumes the maximum federal tax rate of 35%.
3 The Monthly Distribution per Common Share, declared on September 1, 2010, was increased to $0.0715. The Yield on Closing Market Price, Current Monthly Distribution per
Common Share and Current Annualized Distribution per Common Share do not reflect the new distribution rate. The new distribution rate is not constant and is subject to change in the future.
4 Represents Preferred Shares and TOBs as a percentage of total managed assets, which is the total assets of the Trust, including any assets attributable to Preferred Shares and
TOBs, minus the sum of accrued liabilities. For a discussion of leveraging techniques utilized by the Trust, please see The Benefits and Risks of Leveraging on page 12.

The table below summarizes the changes in the Trust’s market price and NAV per share:
	8/31/10	8/31/09	Change	High	Low
Market Price	$14.91	$13.15	13.38%	$14.99	$12.84
Net Asset Value	$14.90	$13.61	9.48%	$14.92	$13.61

The following charts show the sector and credit quality allocations of the Trust’s long-term investments:

Sector Allocations
	8/31/10	8/31/09
Transportation	26%	26%
Education	24	22
County/City/Special District/School District	18	19
Health	13	14
State	10	10
Utilities	8	8
Corporate	1	1

Credit Quality Allocations[5]
	8/31/10	8/31/09
AAA/Aaa	31%	30%
AA/Aa	19	21
A	30	29
BBB/Baa	8	9
BB/Ba	2	—
Not Rated[6]	10	11

5 Using the higher of S&P’s or Moody’s ratings.
6 The investment advisor has deemed certain of these non-rated securities to be of investment grade quality. As of August 31, 2010 and August 31, 2009, the market value of these securities was $9,329,772 representing 6% and $13,920,865 repre-
senting 10%, respectively, of the Trust’s long-term investments.

ANNUAL REPORT

AUGUST 31, 2010

Trust Summary as of August 31, 2010

BlackRock New York Municipal Bond Trust

Trust Overview

BlackRock New York Municipal Bond Trust’s (BQH) (the “Trust”) investment objective is to provide current income exempt from regular federal income taxes and New York State and New York City personal income taxes. The Trust seeks to achieve its investment objective by investing primarily in municipal bonds exempt from federal income taxes (except that the interest may be subject to the federal alternative minimum tax) and New York State and New York City personal income taxes. Under normal market conditions, the Trust invests at least 80% of its assets in municipal bonds that are investment grade quality at the time of investment. The Trust may invest directly in such securities or synthetically through the use of derivatives.
No assurance can be given that the Trust’s investment objective will be achieved.

Performance

For the 12 months ended August 31, 2010, the Trust returned 18.15% based on market price and 15.18% based on NAV. For the same period, the closed-
end Lipper New York Municipal Debt Funds category posted an average return of 16.45% based on market price and 15.62% based on NAV. All returns reflect reinvestment of dividends. The Trust moved from a discount to NAV to a premium by period end, which accounts for the difference between perform-
ance based on price and performance based on NAV. The following discussion relates to performance based on NAV. The Trust’s holdings with short maturi-
ties and/or call dates, detracted from performance as they underperformed longer-dated issues. The Trust’s exposure to zero-coupon bonds detracted from performance as investors favored current coupon bonds. Overall, the tax-exempt municipal market benefited from the Build America Bond Program, which made the taxable market accessible to municipal issuers. This alleviated supply pressure in the tax-exempt space, which, coupled with increased investor demand for municipals, resulted in a favorable supply-and-demand environment and strong performance. The Trust’s neutral-to-high duration (sensitivity to interest rates) and low cash balance resulted in positive capital appreciation as declining interest rates caused a rally in bond prices. Many of the Trust’s holdings began the period with depressed valuations resulting from their underperformance during the periods of dislocations in the credit market, which positioned them for more upward price movement potential as the market continued its recovery. Among these holdings were lower quality bonds, which outperformed as credit spreads tightened, and long-term bonds, which benefited from declining yields. We purchased new issues structured with the goal of creating greater potential for price appreciation in response to declining interest rates. The Trust’s increased exposure to economically sensitive sectors and education bonds and its holdings of Puerto Rico credits also aided performance.
The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions.
These views are not intended to be a forecast of future events and are no guarantee of future results.

Trust Information
Symbol on NYSE	BQH
Initial Offering Date	April 30, 2002
Yield on Closing Market Price as of August 31, 2010 ($15.79)[1]	6.12%
Tax Equivalent Yield[2]	9.42%
Current Monthly Distribution per Common Share[3]	$0.0805
Current Annualized Distribution per Common Share[3]	$0.9660
Leverage as of August 31, 2010[4]	35%

1 Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.
2 Tax equivalent yield assumes the maximum federal tax rate of 35%.
3 The Monthly Distribution per Common Share, declared on September 1, 2010, was increased to $0.082. The Yield on Closing Market Price, Current Monthly Distribution per
Common Share and Current Annualized Distribution per Common Share do not reflect the new distribution rate. The new distribution rate is not constant and is subject to change in the future.
4 Represents Preferred Shares and TOBs as a percentage of total managed assets, which is the total assets of the Trust, including any assets attributable to Preferred Shares and
TOBs, minus the sum of accrued liabilities. For a discussion of leveraging techniques utilized by the Trust, please see The Benefits and Risks of Leveraging on page 12.

The table below summarizes the changes in the Trust’s market price and NAV per share:

	8/31/10	8/31/09	Change	High	Low
Market Price	$15.79	$14.32	10.27%	$17.05	$14.19
Net Asset Value	$15.65	$14.56	7.49%	$15.65	$14.56

The following charts show the sector and credit quality allocations of the Trust’s long-term investments:

Sector Allocations
	8/31/10	8/31/09
County/City/Special District/School District	20%	14%
State	19	22
Education	13	13
Housing	12	13
Corporate	10	8
Transportation	8	12
Utilities	7	9
Tobacco	6	6
Health	5	3

Credit Quality Allocations[5]
	8/31/10	8/31/09
AAA/Aaa	29%	28%
AA/Aa	23	28
A	28	17
BBB/Baa	10	18
BB/Ba	2	1
B	7	7
Not Rated	1	1
[5] Using the higher of S&P’s or Moody’s ratings.

8 ANNUAL REPORT

AUGUST 31, 2010

Trust Summary as of August 31, 2010

BlackRock New York Municipal Income Trust II

Trust Overview

BlackRock New York Municipal Income Trust II’s (BFY) (the “Trust”) investment objective is to provide current income exempt from regular federal income tax and New York State and New York City personal income taxes. The Trust seeks to achieve its investment objective by investing primarily in municipal bonds exempt from federal income taxes (except that the interest may be subject to the federal alternative minimum tax) and New York State and New York City personal income taxes. Under normal market conditions, the Trust invests at least 80% of its assets in municipal bonds that are investment grade quality at the time of investment. The Trust may invest directly in such securities or synthetically through the use of derivatives.
No assurance can be given that the Trust’s investment objective will be achieved.

Performance

For the 12 months ended August 31, 2010, the Trust returned 18.09% based on market price and 16.69% based NAV. For the same period, the closed-end
Lipper New York Municipal Debt Funds category posted an average return of 16.45% based on market price and 15.62% based on NAV. All returns reflect reinvestment of dividends. The Trust moved from a discount to NAV to a premium by period end, which accounts for the difference between performance based on price and performance based on NAV. The following discussion relates to performance based on NAV. Overall, the tax-exempt municipal market benefited from the Build America Bond Program, which made the taxable market accessible to municipal issuers. This alleviated supply pressure in the tax-
exempt space, which, coupled with increased investor demand for municipals, resulted in a favorable supply-and-demand environment and strong perform-
ance. The Trust’s neutral-to-high duration (sensitivity to interest rates) and low cash balance resulted in positive capital appreciation as declining interest rates caused a rally in bond prices during the period. Many of the Trust’s holdings began the period with depressed valuations resulting from their underper-
formance during the periods of dislocations in the credit market, which positioned them for more upward price movement potential as the market continued
its recovery. Among these holdings were lower quality bonds, which outperformed as credit spreads tightened, and long-term bonds, which benefited from declining yields. We purchased a number of new issues structured with the goal of creating greater potential for price appreciation in response to declining interest rates. The Trust’s increased exposure to economically sensitive sectors and higher education bonds and its holdings of Puerto Rico credits also aided performance. Conversely, the Trust’s holdings on the shorter end of the yield curve, including cushion bonds with short call dates, pre-refunded bonds, and other short maturity issues, detracted from performance as they underperformed longer-dated issues. Exposure to zero-coupon bonds detracted from performance as investors favored current coupon bonds.
The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Trust Information
Symbol on NYSE Amex	BFY
Initial Offering Date	July 30, 2002
Yield on Closing Market Price as of August 31, 2010 ($15.48)[1]	6.36%
Tax Equivalent Yield[2]	9.78%
Current Monthly Distribution per Common Share[3]	$0.082
Current Annualized Distribution per Common Share[3]	$0.984
Leverage as of August 31, 2010[4]	37%

1 Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.
2 Tax equivalent yield assumes the maximum federal tax rate of 35%.
3 The Monthly Distribution per Common Share, declared on September 1, 2010, was increased to $0.0835. The Yield on Closing Market Price, Current Monthly Distribution per Common
Share and Current Annualized Distribution per Common Share do not reflect the new distribution rate. The new distribution rate is not constant and is subject to change in the future.
4 Represents Preferred Shares and TOBs as a percentage of total managed assets, which is the total assets of the Trust, including any assets attributable to Preferred Shares and
TOBs, minus the sum of accrued liabilities. For a discussion of leveraging techniques utilized by the Trust, please see The Benefits and Risks of Leveraging on page 12.

The table below summarizes the changes in the Trust’s market price and NAV per share:

	8/31/10	8/31/09	Change	High	Low
Market Price	$15.48	$14.00	10.57%	$15.57	$13.63
Net Asset Value	$15.33	$14.03	9.27%	$15.33	$14.03

The following charts show the sector and credit quality allocations of the Trust’s long-term investments:

Sector Allocations
	8/31/10	8/31/09
County/City/Special District/School District	20%	22%
Education	15	16
Corporate	14	14
Transportation	14	11
Health	11	10
Utilities	10	9
Tobacco	6	8
Housing	6	6
State	4	4

Credit Quality Allocations[5]
	8/31/10	8/31/09
AAA/Aaa	24%	26%
AA/Aa	24	27
A	29	23
BBB/Baa	11	10
BB/Ba	3	1
B	6	6
Not Rated	3	7[6]
[5] Using the higher of S&P’s or Moody’s ratings.
[6] The investment advisor has deemed certain of these non-rated securities to be of investment grade quality. As of August 31, 2009, the market value of these securities was $6,645,970 representing 6% of the Trust’s long-term investments.

ANNUAL REPORT

AUGUST 31, 2010

Trust Summary as of August 31, 2010

BlackRock Virginia Municipal Bond Trust

Trust Overview

BlackRock Virginia Municipal Bond Trust’s (BHV) (the “Trust”) investment objective is to provide current income exempt from regular federal income tax and Virginia personal income taxes. The Trust seeks to achieve its investment objectives by investing primarily in municipal bonds exempt from federal income taxes (except that the interest may be subject to the federal alternative minimum tax) and Virginia personal income taxes. The Trust invests, under normal market conditions, at least 80% of its assets in municipal bonds that are investment grade quality at the time of investment. The Trust may invest directly in such securities or synthetically through the use of derivatives.

No assurance can be given that the Trust’s investment objective will be achieved.

Performance

For the 12 months ended August 31, 2010, the Trust returned 15.02% based on market price and 14.15% based on NAV. For the same period, the closed-end Lipper Other States Municipal Debt Funds category posted an average return of 17.13% based on market price and 14.69% based on NAV.
All returns reflect reinvestment of dividends. The Trust's premium to NAV, which widened during the period, accounts for the difference between perform-
ance based on price and performance based on NAV. The following discussion relates to performance based on NAV. The Trust’s exposure to bonds struc-
tured with premium coupons, short calls and/or short maturities detracted from performance as the shorter end of the yield curve underperformed longer maturities in the declining interest rate environment. However, the Trust benefited from its overall high duration (sensitivity to interest rates) as bond prices appreciated as yields declined. The Trust’s bias toward the longer end of the yield curve contributed to performance as falling interest rates had a greater positive effect on longer dated issues. In addition, exposure to lower quality underlying credits aided performance as credit spreads generally tightened over the period.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Trust Information
Symbol on NYSE Amex	BHV
Initial Offering Date	April 30, 2002
Yield on Closing Market Price as of August 31, 2010 ($18.77)[1]	5.21%
Tax Equivalent Yield[2]	8.02%
Current Monthly Distribution per Common Share[3]	$0.0815
Current Annualized Distribution per Common Share[3]	$0.9780
Leverage as of August 31, 2010[4]	38%

1 Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.
2 Tax equivalent yield assumes the maximum federal tax rate of 35%.
3 The Monthly Distribution per Common Share, declared on September 1, 2010, was increased to $0.083. The Yield on Closing Market Price, Current Monthly Distribution per Common
Share and Current Annualized Distribution per Common Share do not reflect the new distribution rate. The new distribution rate is not constant and is subject to change in the future.
4 Represents Preferred Shares and TOBs as a percentage of total managed assets, which is the total assets of the Trust, including any assets attributable to Preferred Shares and
TOBs, minus the sum of accrued liabilities. For a discussion of leveraging techniques utilized by the Trust, please see The Benefits and Risks of Leveraging on page 12.

The table below summarizes the changes in the Trust’s market price and NAV per share:

	8/31/10	8/31/09	Change	High	Low
Market Price	$18.77	$17.50	7.26%	$20.45	$16.85
Net Asset Value	$16.02	$15.05	6.45%	$16.02	$15.05

The following charts show the sector and credit quality allocations of the Trust’s long-term investments:

Sector Allocations
	8/31/10	8/31/09
Health	17%	15%
Housing	16	16
Utilities	14	11
Transportation	14	13
County/City/Special District/School District	12	17
Education	10	11
Corporate	7	9
State	5	5
Tobacco	5	3

Credit Quality Allocations[5]
	8/31/10	8/31/09
AAA/Aaa	31%	22%
AA/Aa	30	37
A	17	19
BBB/Baa	9	7
Not Rated	13[6]	15
[5] Using the higher of S&P’s or Moody’s ratings.
[6] The investment advisor has deemed certain of these non-rated securities to be of investment grade quality. As of August 31, 2010, the market value of these securities was $2,770,588 representing 7% of the Trust’s long-term investments.

10 ANNUAL REPORT

AUGUST 31, 2010

Trust Summary as of August 31, 2010

The Massachusetts Health & Education Tax-Exempt Trust

Trust Overview

The Massachusetts Health & Education Tax-Exempt Trust’s (MHE) (the “Trust”) investment objective is to provide shareholders with as high a level of current income exempt from both regular federal income taxes and Massachusetts personal income taxes as is consistent with the preservation of shareholders’ capital.
The Trust seeks to achieve its investment objective by investing primarily in tax-exempt obligations (including bonds, notes and capital lease obligations) issued on behalf of Massachusetts not-for-profit health and education institutions (“Massachusetts Health & Education Obligations”). The Trust invests, under normal market conditions, at least 80% of its assets in Massachusetts Health & Education Obligations and at least 80% of its assets in obligations that are rated invest-
ment grade at the time of investment. Under normal market conditions, the Trust invests its assets so that at least 80% of the income generated by the Trust is exempt from federal income taxes, including federal alternative minimum tax, and Massachusetts personal income taxes. The Trust invests primarily in long term municipal obligations with maturities of more than ten years. The Trust may invest directly in such securities or synthetically through the use of derivatives.

No assurance can be given that the Trust’s investment objective will be achieved.

Performance

For the 12 months ended August 31, 2010, the Trust returned 24.37% based on market price and 18.40% based on NAV. For the same period, the closed-
end Lipper Other States Municipal Debt Funds category posted an average return of 17.13% based on market price and 14.69% based on NAV. All returns reflect reinvestment of dividends. The Trust moved from a discount to NAV to a premium by period end, which accounts for the difference between perform-
ance based on price and performance based on NAV. The following discussion relates to performance based on NAV. The Trust’s holdings of health and edu-
cation bonds with maturities of 20 years and longer contributed positively to performance as each of these sectors outperformed the broader market and bonds with longer maturities benefited from declining yields. The Trust’s exposure to pre-refunded bonds with maturities between two and three years detracted from performance as securities on the shorter end of the yield curve underperformed longer-dated issues.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Trust Information
Symbol on NYSE Amex	MHE
Initial Offering Date	July 23, 1993
Yield on Closing Market Price as of August 31, 2010 ($13.98)[1]	6.01%
Tax Equivalent Yield[2]	9.25%
Current Monthly Distribution per Common Share[3]	$0.07
Current Annualized Distribution per Common Share[3]	$0.84
Leverage as of August 31, 2010[4]	38%

1 Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.
2 Tax equivalent yield assumes the maximum federal tax rate of 35%.
3 The distribution rate is not constant and is subject to change.
4 Represents Preferred Shares and TOBs as a percentage of total managed assets, which is the total assets of the Trust, including any assets attributable to Preferred Shares and
TOBs, minus the sum of accrued liabilities. For a discussion of leveraging techniques utilized by the Trust, please see The Benefits and Risks of Leveraging on page 12.

The table below summarizes the changes in the Trust’s market price and NAV per share:

	8/31/10	8/31/09	Change	High	Low
Market Price	$13.98	$12.00	16.50%	$14.33	$11.45
Net Asset Value	$13.52	$12.19	10.91%	$13.52	$12.19

The following charts show the sector and credit quality allocations of the Trust’s long-term investments:

Sector Allocations
	8/31/10	8/31/09
Education	50%	62%
Health	30	24
State	8	10
Housing	4	3
Utilities	3	—
Corporate	3	1
County/City/Special District/School District	2	—

Credit Quality Allocations[5]
	8/31/10	8/31/09
AAA/Aaa	19%	26%
AA/Aa	25	15
A	34	34
BBB/Baa	14	12
B	—	1
Not Rated[6]	8	12

5 Using the higher of S&P’s or Moody’s ratings.
6 The investment advisor has deemed certain of these non-rated securities to be of investment grade quality. As of August 31, 2010 and 2009, the market value of these securities was $2,061,578 representing 4% and $2,117,414 representing 5%, respectively, of the Trust’s long-term investments.

ANNUAL REPORT

AUGUST 31, 2010

The Benefits and Risks of Leveraging

The Trusts may utilize leverage to seek to enhance the yield and NAV of their Common Shares. However, these objectives cannot be achieved in all interest rate environments.

To leverage, the Trusts issue Preferred Shares, which pay dividends at pre-
vailing short-term interest rates, and invest the proceeds in long-term municipal bonds. In general, the concept of leveraging is based on the premise that the financing cost of assets to be obtained from leverage will be based on short-term interest rates, which normally will be lower than the income earned by each Trust on its longer-term portfolio investments. To the extent that the total assets of each Trust (including the assets obtained from leverage) are invested in higher-yielding portfolio investments, each
Trust’s Common Shareholders will benefit from the incremental net income.

To illustrate these concepts, assume a Trust’s Common Shares capitaliza-
tion is $100 million and it issues Preferred Shares for an additional $50 million, creating a total value of $150 million available for investment in long-term municipal bonds. If prevailing short-term interest rates are 3%
and long-term interest rates are 6%, the yield curve has a strongly positive slope. In this case, the Trust pays dividends on the $50 million of Preferred
Shares based on the lower short-term interest rates. At the same time, the securities purchased by the Trust with assets received from Preferred
Shares issuance earn income based on long-term interest rates. In this case, the dividends paid to Preferred Shareholders are significantly lower than the income earned on the Trust’s long-term investments, and therefore the Common Shareholders are the beneficiaries of the incremental net income.

If short-term interest rates rise, narrowing the differential between short-
term and long-term interest rates, the incremental net income pickup on the Common Shares will be reduced or eliminated completely. Furthermore, if prevailing short-term interest rates rise above long-term interest rates of
6%, the yield curve has a negative slope. In this case, the Trust pays divi-
dends on the higher short-term interest rates whereas the Trust’s total port-
folio earns income based on lower long-term interest rates.

Furthermore, the value of the Trusts’ portfolio investments generally varies inversely with the direction of long-term interest rates, although other factors can influence the value of portfolio investments. In contrast, the redemption value of the Trusts’ Preferred Shares does not fluctuate in rela-
tion to interest rates. As a result, changes in interest rates can influence the
Trusts’ NAV positively or negatively in addition to the impact on Trust per-
formance from leverage from Preferred Shares discussed above.

The Trusts may also leverage their assets through the use of tender option bond (“TOB”) programs, as described in Note 1 of the Notes to Financial
Statements. TOB investments generally will provide the Trusts with economic benefits in periods of declining short-term interest rates, but expose the
Trusts to risks during periods of rising short-term interest rates similar to those associated with Preferred Shares issued by the Trusts, as described above. Additionally, fluctuations in the market value of municipal bonds deposited into the TOB trust may adversely affect each Trust’s NAV per share.

The use of leverage may enhance opportunities for increased income to the
Trusts and Common Shareholders, but as described above, it also creates risks as short- or long-term interest rates fluctuate. Leverage also will gen-
erally cause greater changes in each Trust’s NAV, market price and dividend rate than a comparable portfolio without leverage. If the income derived from securities purchased with assets received from leverage exceeds the cost of leverage, each Trust’s net income will be greater than if leverage had not been used. Conversely, if the income from the securities purchased is not sufficient to cover the cost of leverage, the Trusts’ net income will be less than if leverage had not been used, and therefore the amount avail-
able for distribution to Common Shareholders will be reduced. Each Trust may be required to sell portfolio securities at inopportune times or at dis-
tressed values in order to comply with regulatory requirements applicable to the use of leverage or as required by the terms of leverage instruments, which may cause a Trust to incur losses. The use of leverage may limit each
Trust’s ability to invest in certain types of securities or use certain types of hedging strategies, such as in the case of certain restrictions imposed by ratings agencies that rate preferred shares issued by the Trusts. Each Trust will incur expenses in connection with the use of leverage, all of which are borne by Common Shareholders and may reduce income to the
Common Shares.

Under the Investment Company Act of 1940, the Trusts are permitted to issue Preferred Shares in an amount of up to 50% of their total managed assets at the time of issuance. Under normal circumstances, each Trust anticipates that the total economic leverage from Preferred Shares and/or
TOBs will not exceed 50% of its total managed assets at the time such leverage is incurred. As of August 31, 2010, the Trusts had economic leverage from Preferred Shares and/or TOBs as a percentage of their total managed assets as follows:

Percent of
Leverage
BZM	36%
MHN	40%
BLJ	36%
BSE	35%
BQH	35%
BFY	37%
BHV	38%
MHE	38%

12 ANNUAL REPORT

AUGUST 31, 2010

Derivative Financial Instruments

The Trusts may invest in various derivative instruments, including financial futures contracts, as specified in Note 2 of the Notes to Financial State-
ments, which may constitute forms of economic leverage. Such instruments are used to obtain exposure to a market without owning or taking physical custody of securities or to hedge market and/or interest rate risks. Such derivative instruments involve risks, including the imperfect correlation between the value of a derivative instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the derivative instrument. The Trusts’ ability to successfully use a derivative instrument depends on the investment advisor’s ability to accurately predict pertinent market movements, which cannot be assured. The use of derivative instruments may result in losses greater than if they had not been used, may require a Trust to sell or purchase portfolio securities at inopportune times or for distressed values, may limit the amount of appre-
ciation a Trust can realize on an investment, may result in lower dividends paid to shareholders or may cause a Trust to hold a security that it might otherwise sell. The Trusts’ investments in these instruments are discussed in detail in the Notes to Financial Statements.

ANNUAL REPORT

AUGUST 31, 2010

Schedule of Investments August 31, 2010

BlackRock Maryland Municipal Bond Trust (BZM)
(Percentages shown are based on Net Assets)

	Par
Municipal Bonds	(000)	Value
Maryland — 114.7%
Corporate — 1.0%
Maryland EDC, Refunding RB, Potomac Electric
Power Co., 6.20%, 9/01/22	$ 250	$ 296,230
County/City/Special District/School District — 38.5%
City of Annapolis Maryland, Tax Allocation Bonds,
Park Place Project, Series A, 5.35%, 7/01/34	494	440,910
City of Baltimore Maryland, Special Tax Bonds, Special
Obligation, Harborview Lot No. 2, 6.50%, 7/01/31	993	998,551
County of Anne Arundel Maryland, RB, Community
College Project, 5.25%, 9/01/28	1,870	1,921,519
County of Baltimore Maryland, GO, Metropolitan
District (a):
67th Issue, 5.00%, 6/01/11	2,000	2,092,080
68th Issue, 5.00%, 8/01/12	2,000	2,178,020
County of Frederick Maryland, Special Tax Bonds,
Urbana Community Development Authority,
6.63%, 7/01/25	1,000	1,000,390
County of Montgomery Maryland, RB, Metrorail
Garage Projects:
5.00%, 6/01/23	500	533,005
5.00%, 6/01/24	1,435	1,529,725
County of Prince George’s Maryland, SO, National
Harbor Project, 5.20%, 7/01/34	1,500	1,380,796
		12,074,996
Education — 16.0%
Maryland Health & Higher Educational Facilities
Authority, RB:
Board of Child Care, 5.38%, 7/01/32	2,000	2,025,060
Loyola College Issue, 5.00%, 10/01/39	2,000	2,000,500
Maryland Industrial Development Financing Authority,
RB, Our Lady of Good Counsel School, Series A,
6.00%, 5/01/35	1,000	1,000,300
		5,025,860
Health — 29.3%
County of Baltimore Maryland, Refunding RB, Oak Crest
Village Inc. Facility, Series A, 5.00%, 1/01/37	910	853,034
County of Howard Maryland, Refunding RB, Vantage
House Facility, Series A, 5.25%, 4/01/33	500	401,400
Gaithersburg Maryland, Refunding RB, Asbury Maryland
Obligation, Series B, 6.00%, 1/01/23	250	267,867
Maryland Health & Higher Educational Facilities
Authority, RB:
Anne Arundel Health System, 5.00%, 7/01/40	1,000	1,033,110
Carroll County General Hospital, 6.00%, 7/01/37	1,990	2,034,437
Peninsula Regional Medical Center, 5.00%, 7/01/36	1,000	1,028,960
Union Hospital of Cecil County Issue,
5.63%, 7/01/32	2,000	2,032,700

	Par
Municipal Bonds	(000)	Value
Maryland (concluded)
Health (concluded)
Maryland Health & Higher Educational Facilities Authority,
Refunding RB:
Doctor’s Community Hospital, 5.75%, 7/01/38	$ 500	$ 499,955
University of Maryland Medical System,
5.13%, 7/01/39	1,000	1,038,430
		9,189,893
Housing — 5.4%
Maryland Community Development Administration, RB:
AMT, 5.10%, 9/01/37	1,000	1,019,380
Residential, Series A, 5.05%, 9/01/39	500	517,285
Residential, Series B, 4.75%, 9/01/39	150	153,001
		1,689,666
Transportation — 9.8%
Maryland EDC, RB:
Term Project, Series B, 5.75%, 6/01/35	500	523,505
Transportation Facilities Project, Series A,
5.75%, 6/01/35	500	523,505
Maryland State Transportation Authority, RB, Baltimore/
Washington International Airport, Series B, AMT
(AMBAC), 5.13%, 3/01/24	2,000	2,036,060
		3,083,070
Utilities — 14.7%
City of Baltimore Maryland, Refunding RB, Wastewater
Projects, Series A (NPFGC):
5.20%, 7/01/32	2,500	2,570,575
5.13%, 7/01/42	2,000	2,030,780
		4,601,355
Total Municipal Bonds in Maryland		35,961,070
District of Columbia — 3.5%
Transportation — 3.5%
Washington Metropolitan Area Transit Authority, RB,
Transit, Series A, 5.13%, 7/01/32	1,000	1,093,090
Total Municipal Bonds in the District of Columbia		1,093,090
Guam — 0.8%
County/City/Special District/School District — 0.8%
Territory of Guam, RB, Section 30, Series A,
5.63%, 12/01/29	250	265,240
Total Municipal Bonds in Guam		265,240

Portfolio Abbreviations
To simplify the listings of portfolio holdings in the		BHAC	Berkshire Hathaway Assurance Corp.	HRB	Housing Revenue Bonds
Schedules of Investments, the names and descriptions of		BOCES	Board of Cooperative Educational Services	IDA	Industrial Development Authority
many of the securities have been abbreviated according		CAB	Capital Appreciation Bonds	LRB	Lease Revenue Bonds
to the following list:		CIFG	CDC IXIS Financial Guaranty	MRB	Mortgage Revenue Bonds
		EDA	Economic Development Authority	NPFGC	National Public Finance Guarantee Corp.
ACA	American Capital Access Corp.	EDC	Economic Development Corp.	PILOT	Payment in Lieu of Taxes
AGC	Assured Guaranty Corp.	ERB	Economic Revenue Bonds	RB	Revenue Bonds
AGM	Assured Guaranty Municipal Corp.	FGIC	Financial Guaranty Insurance Co.	SBPA	Stand-by Bond Purchase Agreement
AMBAC	American Municipal Bond Assurance Corp.	FHA	Federal Housing Administration	S/F	Single-Family
AMT	Alternative Minimum Tax (subject to)	GO	General Obligation Bonds	SO	Special Obligation
		HDA	Housing Development Authority	SONYMA	State of New York Mortgage Agency
See Notes to Financial Statements.		HFA	Housing Finance Agency	VRDN	Variable Rate Demand Notes

14 ANNUAL REPORT

AUGUST 31, 2010

Schedule of Investments (concluded)

BlackRock Maryland Municipal Bond Trust (BZM)
(Percentages shown are based on Net Assets)

	Par
Municipal Bonds	(000)	Value
Multi-State — 7.1%
Housing — 7.1%
Centerline Equity Issuer Trust, 7.20%, 11/15/52 (b)(c)	$ 2,000	$ 2,209,280
Total Municipal Bonds in Multi-State		2,209,280
Puerto Rico — 12.5%
State — 5.2%
Commonwealth of Puerto Rico, GO, Refunding, Public
Improvement, Series A-4 (AGM), 5.25%, 7/01/30	130	139,984
Puerto Rico Public Buildings Authority, Refunding RB,
Government Facilities, Series D, 5.38%, 7/01/33	350	353,346
Puerto Rico Sales Tax Financing Corp., RB, First
Sub-Series A, 6.38%, 8/01/39	1,000	1,125,470
		1,618,800
Tobacco — 4.2%
Children’s Trust Fund, Refunding RB, Asset-Backed,
5.50%, 5/15/39	1,500	1,305,855
Transportation — 3.1%
Puerto Rico Highway & Transportation Authority,
Refunding RB, Series CC (AGM), 5.25%, 7/01/36	895	982,351
Total Municipal Bonds in Puerto Rico		3,907,006
Total Municipal Bonds — 138.6%		43,435,686
Municipal Bonds Transferred to
Tender Option Bond Trusts (d)
Maryland — 10.3%
Transportation — 10.3%
Maryland State Transportation Authority, RB,
Transportation Facility Project (AGM), 5.00%, 7/01/41	3,000	3,250,230
Total Municipal Bonds Transferred to
Tender Option Bond Trusts — 10.3%		3,250,230
Total Long-Term Investments
(Cost — $45,110,442) — 148.9%		46,685,916
Short-Term Securities	Shares
FFI Institutional Tax-Exempt Fund, 0.22% (e)(f)	1,846,050	1,846,050
Total Short-Term Securities
(Cost — $1,846,050) — 5.9%		1,846,050
Total Investments (Cost — $46,956,492*) — 154.8%		48,531,966
Other Assets Less Liabilities — 1.0%		318,970
Liability for Trust Certificates, Including Interest
Expense and Fees Payable — (4.8)%		(1,500,731)
Preferred Shares, at Redemption Value — (51.0)%		(16,001,002)
Net Assets Applicable to Common Shares — 100.0%		$ 31,349,203

* The cost and unrealized appreciation (depreciation) of investments as of
August 31, 2010, as computed for federal income tax purposes, were as follows:

Aggregate cost	$ 45,374,462
Gross unrealized appreciation	$ 2,010,522
Gross unrealized depreciation	(353,018)
Net unrealized appreciation	$ 1,657,504

(a) US government securities, held in escrow, are used to pay interest on this security as well as to retire the bond in full at the date indicated, typically at a premium to par.
(b) Security exempt from registration under Rule 144A of the Securities Act of 1933.
These securities may be resold in transactions exempt from registration to qualified institutional investors.
(c) Security represents a beneficial interest in a trust. The collateral deposited into the trust is federally tax-exempt revenue bonds issued by various state or local govern-
ments, or their respective agencies or authorities. The security is subject to remarket-
ing prior to its stated maturity.
(d) Securities represent bonds transferred to a tender option bond trust in exchange for which the Trust acquired residual interest certificates. These securities serve as col-
lateral in a financing transaction. See Note 1 of the Notes to Financial Statements for details of municipal bonds transferred to tender option bond trusts.
(e) Investments in companies considered to be an affiliate of the Trust during the year, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as
amended, were as follows:

	Shares Held		Shares Held
	at August 31,	Net	at August 31,
Affiliate	2009	Activity	2010	Income
FFI Institutional
Tax-Exempt Fund	1,200,364	645,686	1,846,050	$ 1,421

(f) Represents the current yield as of report date.
• For Trust compliance purposes, the Trust’s sector classifications refer to any one or more of the sector sub-classifications used by one or more widely recognized mar-
ket indexes or ratings group indexes, and/or as defined by Trust management. This definition may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.
• Fair Value Measurements — Various inputs are used in determining the fair value of investments, which are as follows:
• Level 1 — price quotations in active markets/exchanges for identical assets and liabilities
• Level 2 — other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)
• Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the
Trust’s own assumptions used in determining the fair value of investments)
The inputs or methodologies used for valuing securities are not necessarily an indi-
cation of the risk associated with investing in those securities. For information about the Trust’s policy regarding valuation of investments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.
The following table summarizes the inputs used as of August 31, 2010 in determin-
ing the fair valuation of the Trust’s investments:

Valuation Inputs	Level 1	Level 2	Level 3	Total
Assets:
Investments in Securities:
Long-Term
Investment[1]	—	$46,685,916	—	$46,685,916
Short-Term
Securities	$ 1,846,050	—	—	1,846,050
Total	$ 1,846,050	$46,685,916	—	$48,531,966

1 See above Schedule of Investments for values in each sector.

See Notes to Financial Statements.

ANNUAL REPORT

AUGUST 31, 2010

Schedule of Investments August 31, 2010

BlackRock MuniHoldings New York Insured Fund, Inc. (MHN)

(Percentages shown are based on Net Assets)

	Par
Municipal Bonds	(000)	Value
New York — 114.0%
Corporate — 7.9%
New York City Industrial Development Agency,
Refunding RB, Terminal One Group Association
Project, AMT, 5.50%, 1/01/24 (a)	$ 1,500	$ 1,560,945
New York Liberty Development Corp., RB,
Goldman Sachs Headquarters, 5.25%, 10/01/35	1,500	1,577,940
New York State Energy Research & Development
Authority, RB, Lilco Project, Series A (NPFGC),
5.15%, 3/01/16	2,000	2,059,240
New York State Energy Research & Development
Authority, Refunding RB, Series A:
Brooklyn Union Gas/Keyspan, AMT (FGIC),
4.70%, 2/01/24	7,340	7,576,935
Central Hudson Gas (AMBAC), 5.45%, 8/01/27	6,000	6,019,380
Suffolk County Industrial Development Agency New York,
RB, KeySpan, Port Jefferson, AMT, 5.25%, 6/01/27	4,355	4,385,616
Suffolk County Industrial Development Agency New York,
Refunding RB, Ogden Martin System Huntington,
AMT (AMBAC):
6.00%, 10/01/10	4,660	4,679,432
6.15%, 10/01/11	5,000	5,263,550
6.25%, 10/01/12	3,530	3,849,253
		36,972,291
County/City/Special District/School District — 33.4%
Amherst Development Corp., RB, University at Buffalo
Foundation Faculty-Student Housing Corp., Series A
(AGM), 4.63%, 10/01/40	4,975	5,071,316
City of New York New York, GO, Series B (NPFGC),
5.75%, 8/01/13	540	546,556
City of Yonkers New York, GO, Series A (FGIC),
5.75%, 10/01/10 (b)	1,795	1,821,171
Hudson Yards Infrastructure Corp., RB, Series A:
(FGIC), 5.00%, 2/15/47	10,250	10,260,352
(NPFGC), 4.50%, 2/15/47	14,505	13,884,041
New York City Health & Hospital Corp., Refunding RB,
Health System, Series A (NPFGC), 5.25%, 2/15/17	2,000	2,005,760
New York City Industrial Development Agency, RB, PILOT:
CAB, Yankee Stadium (AGC), 6.51%, 3/01/39 (c)	1,380	299,736
Queens Baseball Stadium (AGC), 6.38%, 1/01/39	800	905,000
Queens Baseball Stadium (AMBAC),
5.00%, 1/01/31	3,500	3,429,755
Queens Baseball Stadium (AMBAC),
5.00%, 1/01/36	12,740	12,023,248
Queens Baseball Stadium (AMBAC),
5.00%, 1/01/39	4,000	3,752,360
Queens Baseball Stadium (AMBAC),
5.00%, 1/01/46	7,050	6,575,253
Yankee Stadium (FGIC), 5.00%, 3/01/46	9,500	9,509,310
Yankee Stadium (NPFGC), 5.00%, 3/01/36	3,450	3,494,574
New York City Transitional Finance Authority, RB:
Fiscal 2008, Series S-1, 4.50%, 1/15/38	1,510	1,525,991
Fiscal 2009, Series S-1 (AGC), 5.50%, 7/15/38	4,000	4,481,840
Fiscal 2009, Series S-4 (AGC), 5.50%, 1/15/39	1,250	1,408,750
Future Tax Secured, Series C (FGIC),
5.00%, 2/01/33	10,000	10,584,300
Future Tax Secured, Series E (NPFGC),
5.25%, 2/01/22	2,500	2,719,225
Series B (NPFGC), 5.50%, 2/01/11 (b)	1,840	1,896,672
Series B (NPFGC), 5.50%, 2/01/13	110	113,393
Series S-2 (AGM), 5.00%, 1/15/37	3,750	3,946,012
Series S-2 (NPFGC), 4.25%, 1/15/34	4,830	4,858,207
New York City Transitional Finance Authority,
Refunding RB, Series A (FGIC), 5.00%, 11/15/26	1,000	1,068,840

	Par
Municipal Bonds	(000)	Value
New York (continued)
County/City/Special District/School District (concluded)
New York Convention Center Development Corp., RB,
Hotel Unit Fee Secured (AMBAC):
5.00%, 11/15/30	$ 2,100	$ 2,161,845
5.00%, 11/15/35	20,500	20,883,965
5.00%, 11/15/44	2,055	2,088,723
Oneida-Herkimer Solid Waste Management Authority
New York, Refunding RB (AGM), 5.50%, 4/01/13	1,800	2,016,612
Sales Tax Asset Receivable Corp., RB, Series A (AMBAC),
5.00%, 10/15/32	14,175	15,453,727
Syracuse Industrial Development Agency New York, RB,
Carousel Center Project, Series A, AMT (Syncora),
5.00%, 1/01/36	7,750	6,559,135
		155,345,669
Education — 10.8%
City of Troy New York, Refunding RB, Rensselaer
Polytechnic, Series A, 5.13%, 9/01/40	1,050	1,087,821
Madison County Industrial Development Agency
New York, RB, Colgate University Project, Series A
(AMBAC), 5.00%, 7/01/30	4,000	4,215,320
New York City Industrial Development Agency,
Refunding RB:
Nightingale-Bamford School (AMBAC),
5.25%, 1/15/17	1,200	1,299,984
Polytechnic University Project (ACA),
5.25%, 11/01/37	2,160	2,084,141
New York City Transitional Finance Authority, RB,
Fiscal 2009, Series S-4 (AGC), 5.50%, 1/15/33	3,000	3,399,450
New York State Dormitory Authority, RB:
Mount Sinai School of Medicine, 5.13%, 7/01/39	3,090	3,179,332
Mount Sinai School of Medicine at NYU (NPFGC),
5.00%, 7/01/35	6,100	6,212,667
New York University, Series 1 (AMBAC),
5.50%, 7/01/40	3,500	4,340,525
Siena College, 5.13%, 7/01/39	1,345	1,388,793
Schenectady County Industrial Development Agency,
Refunding RB, Union College Project, Series A
(AMBAC), 5.63%, 7/01/11 (b)	3,000	3,196,650
Trust for Cultural Resources, RB, Carnegie Hall, Series A:
4.75%, 12/01/39	3,150	3,252,186
5.00%, 12/01/39	1,850	1,946,404
Trust for Cultural Resources, Refunding RB, American
Museum of Natural History, Series A (NPFGC),
5.00%, 7/01/36	6,800	7,304,968
Westchester County Industrial Development Agency
New York, RB, Purchase College Foundation Housing,
Series A (AMBAC), 5.75%, 12/01/31	7,000	7,134,050
		50,042,291
Health — 6.7%
New York City Industrial Development Agency, RB,
Royal Charter, New York Presbyterian (AGM),
5.75%, 12/15/29	7,965	8,529,081
New York State Dormitory Authority, MRB, Montefiore
Hospital (NPFGC), 5.00%, 8/01/33	1,000	1,025,020
New York State Dormitory Authority, RB:
Gustavus Adolphus Child & Family Services, Inc.,
Series B (AMBAC), 5.50%, 7/01/18	1,852	1,867,242
Hudson Valley Hospital (BHAC), 5.00%, 8/15/36	5,000	5,338,450
New York & Presbyterian Hospital (AGM),
5.25%, 2/15/31	1,500	1,593,315
New York & Presbyterian Hospital (AGM),
5.00%, 8/15/36	4,000	4,115,440
New York State Rehabilitation Association, Series A
(CIFG), 5.25%, 7/01/19	1,180	1,231,779

See Notes to Financial Statements.

16 ANNUAL REPORT

AUGUST 31, 2010

Schedule of Investments (continued)

BlackRock MuniHoldings New York Insured Fund, Inc. (MHN)

(Percentages shown are based on Net Assets)

	Par
Municipal Bonds	(000)	Value
New York (continued)
Health (concluded)
New York State Dormitory Authority, RB (concluded):
New York State Rehabilitation Association, Series A
(CIFG), 5.13%, 7/01/23	$ 1,000	$ 1,022,260
North Shore-Long Island Jewish Health System,
Series A, 5.50%, 5/01/37	1,825	1,923,842
New York State Dormitory Authority, Refunding RB:
St. Charles Hospital & Rehabilitation Center,
Series A (NPFGC), 5.63%, 7/01/12	3,400	3,427,540
St. Luke’s Roosevelt Hospital (FHA), 4.90%, 8/15/31	1,000	1,009,700
		31,083,669
Housing — 4.2%
New York City Housing Development Corp., RB, AMT:
Series C, 5.00%, 11/01/26	1,250	1,276,713
Series C, 5.05%, 11/01/36	2,000	2,007,080
Series H-1, 4.70%, 11/01/40	1,000	964,320
New York Mortgage Agency, RB, Series 145, AMT,
5.13%, 10/01/37	1,000	1,017,550
New York Mortgage Agency, Refunding RB:
Homeowner Mortgage, Series 67 AMT (NPFGC),
5.70%, 10/01/17	2,140	2,143,296
Homeowner Mortgage, Series 83 (NPFGC),
5.55%, 10/01/27	2,100	2,101,953
Homeowner Mortgage, Series 97, AMT,
5.50%, 4/01/31	840	843,116
Series 133, AMT, 4.95%, 10/01/21	685	703,981
Series 143, AMT, 4.90%, 10/01/37	965	963,524
Series 143, AMT (NPFGC), 4.85%, 10/01/27	2,000	2,028,040
Series 82, AMT (NPFGC), 5.65%, 4/01/30	825	825,561
New York State HFA, RB, St. Philip’s Housing, Series A,
AMT (Fannie Mae), 4.65%, 11/15/38	1,000	1,005,670
Yonkers Economic Development Corp., Refunding RB,
Riverview II (Freddie Mac), 4.50%, 5/01/25	1,500	1,534,170
Yonkers Industrial Development Agency New York, RB,
Monastery Manor Associates LP Project, AMT
(SONYMA), 5.25%, 4/01/37	2,000	2,021,800
		19,436,774
State — 10.6%
New York State Dormitory Authority, RB:
Master BOCES Program Lease (AGC),
4.75%, 8/15/24	1,090	1,193,953
Master BOCES Program Lease (AGC),
5.00%, 8/15/28	250	271,008
Mental Health Facilities, Series B,
5.25%, 2/15/14 (b)	1,550	1,765,249
Mental Health Services Facilities Improvement,
Series B (AGM), 5.00%, 2/15/33	4,500	4,803,975
Mental Health Services Facilities, Series C, AMT
(AGM), 5.40%, 2/15/33	5,650	5,856,733
School Districts Financing Program, Series A (AGM),
5.00%, 10/01/35	450	473,814
School Districts Financing Program, Series C (AGM),
5.00%, 10/01/37	2,500	2,627,600
School Districts Financing Program, Series D
(NPFGC), 5.00%, 10/01/30	1,240	1,263,262
School Districts Financing Program, Series E
(NPFGC), 5.75%, 10/01/30	6,900	7,427,781
New York State Dormitory Authority, Refunding RB:
School Districts Financing Program, Series A (AGM),
5.00%, 10/01/35	5,000	5,296,200
Secured Hospital, North General Hospital (Syncora),
5.75%, 2/15/17	2,000	2,084,560

	Par
Municipal Bonds	(000)	Value
New York (continued)
State (concluded)
New York State Thruway Authority, RB:
Second General, Series B, 5.00%, 4/01/27	$ 1,000	$ 1,099,940
Series A (AMBAC), 5.00%, 4/01/26	8,700	9,439,065
New York State Urban Development Corp., RB (NPFGC):
Personal Income Tax, Series C-1,
5.00%, 3/15/13 (b)	3,000	3,351,000
State Personal Income Tax, State Facilities,
Series A-1, 5.00%, 3/15/29	2,000	2,119,600
		49,073,740
Tobacco — 4.8%
Tobacco Settlement Financing Corp. New York, RB,
Asset-Backed, Series A-1 (AMBAC):
5.25%, 6/01/20	5,000	5,457,550
5.25%, 6/01/21	13,275	14,505,194
5.25%, 6/01/22	2,000	2,187,020
		22,149,764
Transportation — 23.7%
Hudson Yards Infrastructure Corp., RB:
(AGC), 5.00%, 2/15/47	7,370	7,616,821
Series A (AGC), 5.00%, 2/15/47	305	315,215
Series A (AGM), 5.00%, 2/15/47	8,800	9,094,712
Metropolitan Transportation Authority, RB:
Series 2008C, 6.50%, 11/15/28	6,015	7,211,263
Transportation, Series A (NPFGC), 5.00%, 11/15/32	1,100	1,124,079
Metropolitan Transportation Authority, Refunding RB:
Series A, 5.13%, 1/01/29	1,150	1,213,595
Series A (NPFGC), 5.25%, 11/15/31	2,500	2,661,475
Series C (AGM), 4.75%, 7/01/12 (b)	2,535	2,743,022
Transportation, Series F (NPFGC),
5.25%, 11/15/12 (b)	6,300	6,976,872
New York State Thruway Authority, RB:
Series F (AMBAC), 5.00%, 1/01/30	5,000	5,225,200
Series G (AGM), 4.75%, 1/01/29	1,250	1,306,975
Series G (AGM), 4.75%, 1/01/30	1,000	1,039,750
Series G (AGM), 5.00%, 1/01/32	5,225	5,480,398
Niagara Falls Bridge Commission, Refunding RB,
Bridge System, Series A (AGC), 4.00%, 10/01/19	2,600	2,909,062
Port Authority of New York & New Jersey, RB:
Consolidated, 116th Series, 4.13%, 9/15/32	2,685	2,723,852
Consolidated, 161st Series, 4.50%, 10/15/37	1,000	1,029,380
Special Project, JFK International Air Terminal,
Series 6, AMT (NPFGC), 6.25%, 12/01/11	3,000	3,092,400
Special Project, JFK International Air Terminal,
Series 6, AMT (NPFGC), 6.25%, 12/01/15	7,830	8,475,114
Special Project, JFK International Air Terminal,
Series 6, AMT (NPFGC), 5.90%, 12/01/17	4,000	4,022,720
Special Project, JFK International Air Terminal,
Series 6, AMT (NPFGC), 5.75%, 12/01/22	26,725	26,821,477
Triborough Bridge & Tunnel Authority, RB:
Sub-Series A (NPFGC), 5.25%, 11/15/30	6,000	6,549,780
Subordinate Bonds (AMBAC), 5.00%, 11/15/28	2,465	2,616,893
		110,250,055
Utilities — 11.9%
Long Island Power Authority, RB, Series A (AMBAC),
5.00%, 9/01/29	3,000	3,124,530
Long Island Power Authority, Refunding RB:
General, Series A (AGC), 6.00%, 5/01/33	1,500	1,763,445
General, Series B (AGM), 5.00%, 12/01/35	3,500	3,687,180
Series A (AGC), 5.75%, 4/01/39	1,000	1,144,010

See Notes to Financial Statements.

ANNUAL REPORT

AUGUST 31, 2010

Schedule of Investments (continued)

BlackRock MuniHoldings New York Insured Fund, Inc. (MHN)

(Percentages shown are based on Net Assets)

	Par
Municipal Bonds	(000)	Value
New York (concluded)
Utilities (concluded)
New York City Municipal Water Finance Authority, RB:
Series A (AMBAC), 5.00%, 6/15/35	$ 3,500	$ 3,721,655
Series A (NPFGC), 5.75%, 6/15/11 (b)	23,000	24,001,880
Series DD (AGM), 4.50%, 6/15/39	2,500	2,539,275
New York City Municipal Water Finance Authority,
Refunding RB:
Fiscal 2004, Series C (NPFGC), 5.00%, 6/15/35	1,000	1,063,330
Series A (AGM), 4.25%, 6/15/39	2,200	2,216,412
Series A (NPFGC), 5.13%, 6/15/34	1,250	1,320,950
Series F (AGM), 5.00%, 6/15/29	500	505,840
New York State Environmental Facilities Corp., RB,
Long Island Water Corp. Project, Series A, AMT
(NPFGC), 4.90%, 10/01/34	6,000	5,999,760
New York State Environmental Facilities Corp.,
Refunding RB, Spring Valley Water Co., Series B
(AMBAC), 6.15%, 8/01/24	4,400	4,420,064
		55,508,331
Total Municipal Bonds in New York		529,862,584
Guam — 1.5%
Transportation — 1.0%
Guam International Airport Authority, Refunding RB,
General, Series C, AMT (NPFGC):
5.25%, 10/01/21	3,700	3,703,626
5.25%, 10/01/22	1,050	1,050,871
		4,754,497
Utilities — 0.5%
Guam Power Authority, Refunding RB, Series A (AGM),
5.00%, 10/01/37	2,400	2,463,024
Total Municipal Bonds in Guam		7,217,521
Puerto Rico — 18.1%
County/City/Special District/School District — 0.8%
Puerto Rico Sales Tax Financing Corp., RB, First
Sub-Series A (AGM), 5.00%, 8/01/40	1,905	1,993,773
Puerto Rico Sales Tax Financing Corp., Refunding RB,
CAB, Series A (NPFGC), 5.77%, 8/01/41 (c)	11,000	1,841,730
		3,835,503
Housing — 0.7%
Puerto Rico Housing Finance Authority, Refunding RB,
Subordinate, Capital Fund Modernization,
5.13%, 12/01/27	3,000	3,119,430
State — 7.4%
Commonwealth of Puerto Rico, GO, Refunding:
Public Improvement, Series A (NPFGC),
5.50%, 7/01/20	1,970	2,208,173
Public Improvement, Series A (NPFGC),
5.50%, 7/01/21	3,000	3,348,930
Public Improvement, Series A-4 (AGM),
5.25%, 7/01/30	1,400	1,507,520
Sub-Series C-7 (NPFGC), 6.00%, 7/01/27	2,000	2,204,380
Sub-Series C-7 (NPFGC), 6.00%, 7/01/28	4,000	4,394,880
Puerto Rico Commonwealth Infrastructure Financing
Authority, RB, CAB, Series A (c):
(AMBAC), 4.66%, 7/01/34	9,300	2,095,197
(AMBAC), 4.67%, 7/01/37	2,200	400,642
(FGIC), 4.62%, 7/01/31	10,280	2,902,661
(FGIC), 4.66%, 7/01/33	5,500	1,327,865

	Par
Municipal Bonds	(000)	Value
Puerto Rico (concluded)
State (concluded)
Puerto Rico Convention Center Authority, RB, Series A
(AMBAC), 5.00%, 7/01/31	$ 3,270	$ 3,317,676
Puerto Rico Highway & Transportation Authority,
Refunding RB, Series CC (AGM):
5.50%, 7/01/31	4,000	4,572,160
5.25%, 7/01/32	2,000	2,212,960
Puerto Rico Public Buildings Authority, Refunding RB,
Government Facilities, Series M-3 (NPFGC),
6.00%, 7/01/28	2,500	2,746,800
Puerto Rico Sales Tax Financing Corp., RB, First
Sub-Series A, 5.75%, 8/01/37	1,000	1,068,960
		34,308,804
Transportation — 6.5%
Puerto Rico Highway & Transportation Authority, RB:
Series Y (AGM), 6.25%, 7/01/21	5,025	5,826,839
Subordinate (FGIC), 5.25%, 7/01/17	4,800	5,023,824
Puerto Rico Highway & Transportation Authority,
Refunding RB:
Series AA-1 (AGM), 4.95%, 7/01/26	2,100	2,272,305
Series CC (AGM), 5.25%, 7/01/33	1,000	1,100,210
Series CC (AGM), 5.25%, 7/01/34	870	956,644
Series CC (AGM), 5.25%, 7/01/36	3,750	4,116,000
Series D, 5.75%, 7/01/12 (b)	10,000	10,949,100
		30,244,922
Utilities — 2.7%
Puerto Rico Aqueduct & Sewer Authority, RB, Senior Lien,
Series A (AGC), 5.13%, 7/01/47	10,175	10,463,766
Puerto Rico Electric Power Authority, RB, Series NN,
5.13%, 7/01/13 (b)	940	1,064,146
Puerto Rico Electric Power Authority, Refunding RB,
Series VV (NPFGC), 5.25%, 7/01/30	1,000	1,107,410
		12,635,322
Total Municipal Bonds in Puerto Rico		84,143,981
Total Municipal Bonds — 133.6%		621,224,086
Municipal Bonds Transferred to
Tender Option Bond Trusts (d)
New York — 31.0%
County/City/Special District/School District — 7.6%
City of New York New York, GO:
Series J, 5.00%, 5/15/23	6,800	7,558,404
Sub-Series C-3 (AGC), 5.75%, 8/15/28	10,000	11,738,300
New York State Dormitory Authority, RB, State University
Dormitory Facilities, Series A, 5.25%, 7/01/29	5,000	5,615,250
Sales Tax Asset Receivable Corp., RB, Series A (AMBAC),
5.00%, 10/15/32	9,500	10,522,105
		35,434,059
Education — 1.3%
New York State Dormitory Authority, RB, New York
University, Series A, 5.00%, 7/01/38	5,498	5,849,662
State — 1.2%
New York State Dormitory Authority, ERB, Series B,
5.75%, 3/15/36	5,000	5,796,100

See Notes to Financial Statements.

18 ANNUAL REPORT

AUGUST 31, 2010

Schedule of Investments (concluded)

BlackRock MuniHoldings New York Insured Fund, Inc. (MHN)

(Percentages shown are based on Net Assets)

Municipal Bonds Transferred to	Par
Tender Option Bond Trusts (d)	(000)	Value
New York (concluded)
Transportation — 19.3%
Metropolitan Transportation Authority, RB, Series A
(NPFGC), 5.00%, 11/15/31	$ 7,002	$ 7,466,053
Metropolitan Transportation Authority, Refunding RB,
Series A (AGM):
5.00%, 11/15/30	5,010	5,264,759
5.75%, 11/15/32	29,000	31,021,300
New York State Thruway Authority, RB, Series G (AGM),
5.00%, 1/01/32	12,000	12,586,560
New York State Thruway Authority, Refunding RB,
Series H (AGM), 5.00%, 1/01/37	8,500	8,979,825
Port Authority of New York & New Jersey, RB,
Consolidated, 155th Series, AMT (AGM),
5.13%, 7/15/30	2,500	2,596,650
Triborough Bridge & Tunnel Authority, Refunding RB
(NPFGC):
5.25%, 11/15/23	12,000	12,927,480
5.00%, 11/15/32	8,309	8,732,032
		89,574,659
Utilities — 1.6%
New York City Municipal Water Finance Authority, RB:
Fiscal 2009, Series A, 5.75%, 6/15/40	4,004	4,610,511
Series FF-2, 5.50%, 6/15/40	2,399	2,730,462
		7,340,973
Total Municipal Bonds Transferred to
Tender Option Bond Trusts — 31.0%		143,995,453
Total Long-Term Investments
(Cost — $736,226,483) — 164.6%		765,219,539
Short-Term Securities
New York — 0.1%
City of New York New York, GO, VRDN, Sub-Series A-6
(AGM Insurance, Dexia Credit Local SBPA),
0.28%, 9/01/10 (e)	375	375,000
	Shares
Money Market Fund — 1.9%
BIF New York Municipal Money Fund 0.00% (f)(g)	8,738,117	8,738,117
Total Short-Term Securities
(Cost — $9,113,117) — 2.0%		9,113,117
Total Investments (Cost — $745,339,600*) — 166.6%		774,332,656
Other Assets Less Liabilities — 1.3%		5,934,822
Liability for Trust Certificates, Including Interest
Expense and Fees Payable — (15.5)%		(71,778,200)
Preferred Shares, at Redemption Value — (52.4)%		(243,636,040)
Net Assets Applicable to Common Shares — 100.0%		$464,853,238

* The cost and unrealized appreciation (depreciation) of investments as of
August 31, 2010, as computed for federal income tax purposes, were as follows:

Aggregate cost	$ 674,500,003
Gross unrealized appreciation	$ 36,316,379
Gross unrealized depreciation	(8,196,326)
Net unrealized appreciation	$ 28,120,053

(a) Variable rate security. Rate shown is as of report date.
(b) US government securities, held in escrow, are used to pay interest on this security as well as to retire the bond in full at the date indicated, typically at a premium to par.
(c) Represents a zero-coupon bond. Rate shown reflects the current yield as of report date.
(d) Securities represent bonds transferred to a tender option bond trust in exchange for which the Trust acquired residual interest certificates. These securities serve as col-
lateral in a financing transaction. See Note 1 of the Notes to Financial Statements for details of municipal bonds transferred to tender option bond trusts.
(e) Variable rate security. Rate shown is as of report date and maturity shown is the date the principal owed can be recovered through demand.
(f) Investments in companies considered to be an affiliate of the Trust during the year, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as
amended, were as follows:

	Shares Held		Shares Held
	at August 31,	Net	at August 31,
Affiliate	2009	Activity	2010	Income
BIF New York
Municipal
Money Fund	5,049,821	3,688,296	8,738,117	$ 1,307

(g) Represents the current yield as of report date.
• For Trust compliance purposes, the Trust’s sector classifications refer to any one or more of the sector sub-classifications used by one or more widely recognized mar-
ket indexes or ratings group indexes, and/or as defined by Trust management. This definition may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.
• Fair Value Measurements — Various inputs are used in determining the fair value of investments, which are as follows:
• Level 1 — price quotations in active markets/exchanges for identical assets and liabilities
• Level 2 — other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)
• Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the
Trust’s own assumptions used in determining the fair value of investments)
The inputs or methodologies used for valuing securities are not necessarily an indi-
cation of the risk associated with investing in those securities. For information about the Trust’s policy regarding valuation of investments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.
The following table summarizes the inputs used as of August 31, 2010 in determin-
ing the fair valuation of the Trust’s investments:

Valuation Inputs	Level 1	Level 2	Level 3	Total
Assets:
Investments in Securities:
Long-Term
Investments[1]	— $765,219,539		— $765,219,539
Short-Term
Securities	$ 8,738,117	375,000	— 9,113,117
Total	$ 8,738,117 $765,594,539		— $774,332,656
[1] See above Schedule of Investments for values in each sector.

See Notes to Financial Statements.

ANNUAL REPORT

AUGUST 31, 2010

Schedule of Investments August 31, 2010

BlackRock New Jersey Municipal Bond Trust (BLJ)
(Percentages shown are based on Net Assets)

	Par
Municipal Bonds	(000)	Value
New Jersey — 124.5%
Corporate — 13.7%
New Jersey EDA, RB, AMT (a):
Continental Airlines Inc. Project, 7.00%, 11/15/30 $	2,335	$ 2,345,064
Disposal, Waste Management of New Jersey,
Series A, Mandatory Put Bonds, 5.30%, 6/01/15	1,000	1,085,210
New Jersey EDA, Refunding RB, New Jersey
American Water Co., Inc. Project, Series A, AMT,
5.70%, 10/01/39	475	496,403
Port Authority of New York & New Jersey, RB,
Continental Airlines Inc. and Eastern Air Lines Inc.
Project, LaGuardia, AMT, 9.13%, 12/01/15	110	110,211
Salem County Utilities Authority, Refunding RB,
Atlantic City Electric, Series A, 4.88%, 6/01/29	750	785,190
		4,822,078
County/City/Special District/School District — 12.5%
City of Vineland New Jersey, GO, Refunding, Electric
Utilities, AMT (NPFGC):
5.30%, 5/15/29	1,000	1,004,250
5.38%, 5/15/32	1,500	1,505,805
Essex County Improvement Authority, Refunding RB,
Project Consolidation (NPFGC), 5.50%, 10/01/29	790	951,824
Hudson County Improvement Authority, RB,
Harrison Parking Facility Project, Series C (AGC),
5.38%, 1/01/44	800	873,112
Middlesex County Improvement Authority, RB,
Subordinate, Heldrich Center Hotel, Series B,
6.25%, 1/01/37	560	83,944
		4,418,935
Education — 15.6%
New Jersey EDA, RB, School Facilities Construction:
Series CC-2, 5.00%, 12/15/31	500	544,795
Series S, 5.00%, 9/01/36	280	292,981
New Jersey Educational Facilities Authority, RB:
Georgian Court College Project, Series C,
6.50%, 7/01/13 (b)	630	736,401
Montclair State University, Series J, 5.25%, 7/01/38	180	191,876
New Jersey Educational Facilities Authority, Refunding RB:
College of New Jersey, Series D (AGM),
5.00%, 7/01/35	1,010	1,074,498
Fairleigh Dickinson University, Series C,
6.00%, 7/01/20	1,000	1,040,420
Georgian Court University, Series D, 5.00%, 7/01/33	150	150,420
University of Medicine & Dentistry, Series B,
7.50%, 12/01/32	450	528,543
New Jersey Higher Education Assistance Authority,
Refunding RB, Series 1A:
5.00%, 12/01/25	165	173,471
5.00%, 12/01/26	125	130,834
5.13%, 12/01/27	300	316,362
5.25%, 12/01/32	300	314,304
		5,494,905
Health — 23.5%
New Jersey EDA, RB, First Mortgage, Lions Gate Project,
Series A:
5.75%, 1/01/25	150	141,597
5.88%, 1/01/37	265	232,201
New Jersey EDA, Refunding RB:
First Mortgage, Winchester, Series A,
5.80%, 11/01/31	1,000	1,013,550
Seabrook Village Inc. Facility, 5.25%, 11/15/26	470	433,288

	Par
Municipal Bonds	(000)	Value
New Jersey (continued)
Health (concluded)
New Jersey Health Care Facilities Financing Authority, RB:
Health System, Catholic Health East, Series A,
5.38%, 11/15/12 (b)	$ 2,000	$ 2,211,720
Hospital Asset Transformation Program, Series A,
5.25%, 10/01/38	500	520,000
Meridian Health, Series I (AGC), 5.00%, 7/01/38	250	260,170
Virtua Health (AGC), 5.50%, 7/01/38	400	438,020
New Jersey Health Care Facilities Financing Authority,
Refunding RB:
Atlantic City Medical System, 5.75%, 7/01/25	1,110	1,146,919
CAB, St. Barnabas Health, Series B,
5.90%, 7/01/30 (c)	500	118,550
CAB, St. Barnabas Health, Series B,
5.68%, 7/01/36 (c)	3,600	524,124
CAB, St. Barnabas Health, Series B,
5.75%, 7/01/37 (c)	3,600	485,208
Robert Wood Johnson, 5.00%, 7/01/31 (d)	235	242,955
South Jersey Hospital, 5.00%, 7/01/46	500	503,435
		8,271,737
Housing — 9.6%
New Jersey State Housing & Mortgage Finance
Agency, RB:
S/F Housing, Series CC, 5.00%, 10/01/34	560	574,515
Series A, 4.75%, 11/01/29	370	377,981
Series AA, 6.38%, 10/01/28	980	1,100,854
Series AA, 6.50%, 10/01/38	365	404,347
New Jersey State Housing & Mortgage Finance
Agency, Refunding RB, S/F Housing, Series T, AMT,
4.70%, 10/01/37	250	248,097
Newark Housing Authority, RB, South Ward Police
Facility (AGC):
5.75%, 12/01/30	180	199,588
6.75%, 12/01/38	405	472,291
		3,377,673
State — 30.0%
Garden State Preservation Trust, RB, CAB, Series B
(AGM), 5.24%, 11/01/27 (c)	4,000	2,016,480
New Jersey EDA, RB:
Motor Vehicle Surcharge, Series A (NPFGC),
5.25%, 7/01/24	500	572,770
Motor Vehicle Surcharge, Series A (NPFGC),
5.25%, 7/01/25	500	570,595
Newark Downtown District Management Corp.,
5.13%, 6/15/37	250	238,940
School Facilities Construction, Series Z (AGC),
5.50%, 12/15/34	1,000	1,120,830
School Facilities Construction, Series Z (AGC),
6.00%, 12/15/34	1,000	1,158,350
New Jersey EDA, Refunding RB:
New Jersey American Water Co., Inc. Project,
Series B, AMT, 5.60%, 11/01/34	395	418,870
School Facilities Construction, Series AA,
5.50%, 12/15/29	500	566,975
New Jersey EDA, Special Assessment Bonds, Refunding,
Kapkowski Road Landfill Project, 6.50%, 4/01/28	2,250	2,524,500
New Jersey Transportation Trust Fund Authority, RB:
CAB, Transportation System, Series C (AGM),
4.85%, 12/15/32 (c)	1,250	388,362
Transportation System, Series A, 6.00%, 12/15/38	500	569,925
Transportation System, Series A (AGC),
5.63%, 12/15/28	200	230,648
State of New Jersey, COP, Equipment Lease Purchase,
Series A, 5.25%, 6/15/28	200	216,664
		10,593,909

See Notes to Financial Statements.

20 ANNUAL REPORT

AUGUST 31, 2010

Schedule of Investments (continued)

BlackRock New Jersey Municipal Bond Trust (BLJ)
(Percentages shown are based on Net Assets)

	Par
Municipal Bonds	(000)	Value
New Jersey (concluded)
Tobacco — 1.3%
Tobacco Settlement Financing Corp. New Jersey,
Refunding RB, Series 1A, 4.50%, 6/01/23	$ 480	$ 451,104
Transportation — 17.2%
New Jersey State Turnpike Authority, RB, Series E,
5.25%, 1/01/40	1,000	1,078,960
New Jersey Transportation Trust Fund Authority, RB,
Transportation System, Series A, 5.88%, 12/15/38	460	518,236
Port Authority of New York & New Jersey, RB, Consolidated:
125th Series (AGM), 5.00%, 4/15/32	1,500	1,591,440
126th Series, AMT (NPFGC), 5.25%, 5/15/37	2,250	2,296,620
Port Authority of New York & New Jersey, Refunding RB,
Consolidated, 152nd Series, AMT, 5.75%, 11/01/30	525	588,945
		6,074,201
Utilities — 1.1%
Cumberland County Improvement Authority, RB, Series A,
5.00%, 1/01/30	195	201,427
Rahway Valley Sewerage Authority, RB, CAB, Series A
(NPFGC), 4.40%, 9/01/33 (c)	650	194,773
		396,200
Total Municipal Bonds in New Jersey		43,900,742
Multi-State — 6.3%
Housing — 6.3%
Centerline Equity Issuer Trust, 7.20%, 11/15/52 (e)(f)	2,000	2,209,280
Total Municipal Bonds in Multi-State		2,209,280
Pennsylvania — 0.7%
Transportation — 0.7%
Delaware River Port Authority, RB, Series D,
5.00%, 1/01/40	250	261,560
Total Municipal Bonds in Pennsylvania		261,560
Puerto Rico — 17.0%
County/City/Special District/School District — 3.9%
Puerto Rico Sales Tax Financing Corp., Refunding RB,
First Sub-Series C:
6.00%, 8/01/39	540	596,014
(AGM), 5.13%, 8/01/42	750	795,150
		1,391,164
Housing — 2.1%
Puerto Rico Housing Finance Authority, Refunding RB,
Subordinate, Capital Fund Modernization,
5.13%, 12/01/27	715	743,464
State — 5.5%
Puerto Rico Commonwealth Infrastructure Financing
Authority, RB, CAB, Series A (AMBAC) (c):
4.37%, 7/01/37	1,750	318,693
4.53%, 7/01/43	1,000	119,540
Puerto Rico Public Buildings Authority, Refunding RB,
Government Facilities, Series M-3 (NPFGC),
6.00%, 7/01/27	425	463,734
Puerto Rico Sales Tax Financing Corp., RB, First
Sub-Series A, 5.75%, 8/01/37	970	1,036,891
		1,938,858

	Par
Municipal Bonds	(000)	Value
Puerto Rico (concluded)
Transportation — 3.2%
Puerto Rico Highway & Transportation Authority,
Refunding RB, Series CC (AGC), 5.50%, 7/01/31	$ 1,000	$ 1,143,040
Utilities — 2.3%
Puerto Rico Electric Power Authority, RB, Series WW,
5.50%, 7/01/38	750	793,418
Total Municipal Bonds in Puerto Rico		6,009,944
Total Municipal Bonds — 148.5%		52,381,526
Municipal Bonds Transferred to
Tender Option Bond Trusts (g)
New Jersey — 3.7%
Transportation — 3.7%
New Jersey Transportation Trust Fund Authority, RB,
Transportation System, Series A (AGM),
5.00%, 12/15/32	600	639,138
Port Authority of New York & New Jersey, Refunding RB,
Consolidated, 152nd Series, AMT, 5.25%, 11/01/35	630	663,431
Total Municipal Bonds Transferred to
Tender Option Bond Trusts — 3.7%		1,302,569
Total Long-Term Investments
(Cost — $51,894,642) — 152.2%		53,684,095
Short-Term Securities	Shares
BIF New Jersey Municipal Money Fund, 0.04% (h)(i)	915,154	915,154
Total Short-Term Securities
(Cost — $915,154) — 2.6%		915,154
Total Investments (Cost — $52,809,796*) — 154.8%		54,599,249
Other Assets Less Liabilities — 0.5%		173,367
Liability for Trust Certificates, Including Interest
Expense and Fees Payable — (2.1)%		(720,314)
Preferred Shares, at Redemption Value — (53.2)%		(18,775,235)
Net Assets Applicable to Common Shares — 100.0%		$ 35,277,067

* The cost and unrealized appreciation (depreciation) of investments as of
August 31, 2010, as computed for federal income tax purposes, were as follows:

Aggregate cost	$ 51,937,902
Gross unrealized appreciation	$ 3,436,296
Gross unrealized depreciation	(1,494,732)
Net unrealized appreciation	$ 1,941,564

(a) Variable rate security. Rate shown is as of report date.
(b) US government securities, held in escrow, are used to pay interest on this security as well as to retire the bond in full at the date indicated, typically at a premium to par.
(c) Represents a zero-coupon bond. Rate shown reflects the current yield as of report date.
(d) When-issued security. Unsettled when-issued transactions were as follows:

Unrealized
Counterparty	Value	Appreciation
JP Morgan Securities	$ 242,955	$ 4,477

See Notes to Financial Statements.

ANNUAL REPORT

AUGUST 31, 2010

Schedule of Investments (concluded)

BlackRock New Jersey Municipal Bond Trust (BLJ)

(e) Security exempt from registration under Rule 144A of the Securities Act of 1933.
These securities may be resold in transactions exempt from registration to qualified institutional investors.
(f) Security represents a beneficial interest in a trust. The collateral deposited into the trust is federally tax-exempt revenue bonds issued by various state or local governments, or their respective agencies or authorities. The security is subject to remarketing prior to its stated maturity.
(g) Securities represent bonds transferred to a tender option bond trust in exchange for which the Trust acquired residual interest certificates. These securities serve as col-
lateral in a financing transaction. See Note 1 of the Notes to Financial Statements for details of municipal bonds transferred to tender option bond trusts.
(h) Investments in companies considered to be an affiliate of the Trust during the year, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as
amended, were as follows:

	Shares Held		Shares Held
	at August 31,	Net	at August 31,
Affiliate	2009	Activity	2010	Income
BIF New Jersey
Municipal
Money Fund	650,601	264,553	915,154	$ 267

(i) Represents the current yield as of report date.
• For Trust compliance purposes, the Trust’s sector classifications refer to any one or more of the sector sub-classifications used by one or more widely recognized mar-
ket indexes or ratings group indexes, and/or as defined by Trust management. This definition may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

• Fair Value Measurements — Various inputs are used in determining the fair value of investments, which are as follows:
• Level 1 — price quotations in active markets/exchanges for identical assets and liabilities
• Level 2 — other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)
• Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the
Trust’s own assumptions used in determining the fair value of investments)
The inputs or methodologies used for valuing securities are not necessarily an indi-
cation of the risk associated with investing in those securities. For information about the Trust’s policy regarding valuation of investments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.
The following table summarizes the inputs used as of August 31, 2010 in determin-
ing the fair valuation of the Trust’s investments:

Valuation Inputs	Level 1	Level 2	Level 3	Total
Assets:
Investments in Securities:
Long-Term
Investments[1]	—	$53,684,095	—	$53,684,095
Short-Term
Securities	$ 915,154	—	—	915,154
Total	$ 915,154	$53,684,095	—	$54,599,249

1 See above Schedule of Investments for values in each sector.

See Notes to Financial Statements.

22 ANNUAL REPORT

AUGUST 31, 2010

Schedule of Investments August 31, 2010

BlackRock New York Insured Municipal Income Trust (BSE)

(Percentages shown are based on Net Assets)

	Par
Municipal Bonds	(000)	Value
New York — 113.1%
Corporate — 1.1%
New York State Energy Research & Development
Authority, RB, Lilco Project, Series A (NPFGC),
5.15%, 3/01/16	$ 1,000	$ 1,029,620
County/City/Special District/School District — 24.8%
Erie County Industrial Development Agency, RB, City
School District of Buffalo Project, Series A (AGM),
5.75%, 5/01/25	1,000	1,141,640
Haverstraw-Stony Point Central School District New York,
GO (AGM):
3.00%, 10/15/26	200	184,026
3.00%, 10/15/27	140	126,158
Hudson Yards Infrastructure Corp., RB, Series A:
(FGIC), 5.00%, 2/15/47	3,000	3,003,030
(NPFGC), 4.50%, 2/15/47	250	239,298
New York City Industrial Development Agency, RB, PILOT:
CAB, Yankee Stadium, (AGC), 6.51%, 3/01/39 (a)	1,000	217,200
Queens Baseball Stadium, (AGC), 6.38%, 1/01/39	150	169,688
Queens Baseball Stadium, (AMBAC),
5.00%, 1/01/46	2,475	2,308,333
Yankee Stadium, (NPFGC), 4.75%, 3/01/46	1,000	987,990
New York City Transitional Finance Authority, RB,
Series S-2 (AGM), 5.00%, 1/15/37	850	894,429
New York City Transitional Finance Authority,
Refunding RB (AMBAC):
Future Tax Secured, Series B, 5.00%, 5/01/30	3,260	3,420,718
Future Tax, Series B, 5.00%, 11/01/11 (b)	5	5,326
New York Convention Center Development Corp., RB,
Hotel Unit Fee Secured (AMBAC), 5.00%, 11/15/44	4,675	4,751,717
Sales Tax Asset Receivable Corp., RB, Series A (AMBAC),
5.00%, 10/15/32	6,000	6,541,260
		23,990,813
Education — 31.4%
City of Troy New York, Refunding RB, Rensselaer
Polytechnic, Series A, 5.13%, 9/01/40	175	181,304
Herkimer County Industrial Development Agency
New York, RB, College Foundation Inc. Student
Housing Project, 6.25%, 8/01/34	1,000	1,019,090
Madison County Industrial Development Agency
New York, RB, Colgate University Project, Series A
(AMBAC), 5.00%, 7/01/30	1,000	1,053,830
New York City Industrial Development Agency, RB,
Lycee Francais de New York Project, Series A (ACA),
5.38%, 6/01/23	2,500	2,583,125
New York City Transitional Finance Authority, RB,
Fiscal 2009, Series S-4 (AGC), 5.50%, 1/15/33	1,000	1,133,150
New York State Dormitory Authority, RB:
Brooklyn Law School, Series B (Syncora),
5.13%, 7/01/30	4,000	4,098,720
FIT Student Housing Corp. (FGIC),
5.13%, 7/01/14 (b)	2,500	2,923,900
Mount Sinai School of Medicine at NYU (NPFGC),
5.00%, 7/01/35	3,500	3,564,645
New York University, Series 2 (AMBAC),
5.00%, 7/01/41	7,000	7,051,870
Saint’s Joachim & Anne Residence, 5.25%, 7/01/27	3,000	3,029,760
Trust for Cultural Resources, Refunding RB, American
Museum of Natural History, Series A (NPFGC):
5.00%, 7/01/36	1,000	1,074,260
5.00%, 7/01/44	2,500	2,580,725
		30,294,379

	Par
Municipal Bonds	(000)	Value
New York (concluded)
Health — 18.9%
New York State Dormitory Authority, MRB:
Hospital, Lutheran Medical (NPFGC),
5.00%, 8/01/31	$ 4,500	$ 4,564,170
St. Barnabas, Series A (FHA), 5.00%, 2/01/31	5,000	5,079,200
New York State Dormitory Authority, RB:
Hudson Valley Hospital (BHAC), 5.00%, 8/15/36	1,250	1,334,612
New York & Presbyterian Hospital (AGM),
5.25%, 2/15/31	500	531,105
North Shore-Long Island Jewish Health System,
Series A, 5.50%, 5/01/37	350	368,956
New York State Dormitory Authority, Refunding RB:
Hospital, New York & Presbyterian Hospital
(AMBAC), 5.00%, 8/01/32	3,885	3,887,642
St. Luke’s Roosevelt Hospital (FHA), 4.90%, 8/15/31	500	504,850
Winthrop University Hospital Association, Series A
(AMBAC), 5.25%, 7/01/31	2,000	2,013,380
		18,283,915
State — 9.1%
New York State Dormitory Authority, ERB, Series B,
5.75%, 3/15/36	600	695,532
New York State Dormitory Authority, RB:
Master BOCES Program Lease (AGC),
4.75%, 8/15/24	250	273,843
Mental Health Services Facilities Improvement,
Series A (AGM), 5.00%, 2/15/22	1,000	1,123,140
School Districts Financing Program, Series D
(NPFGC), 5.00%, 10/01/30	3,500	3,565,660
New York State Dormitory Authority, Refunding RB,
School Districts Financing Program, Series A:
(AGM), 5.00%, 10/01/35	1,000	1,059,240
(NPFGC), 5.00%, 4/01/31	2,000	2,034,320
		8,751,735
Transportation — 20.7%
Hudson Yards Infrastructure Corp., RB:
(AGC), 5.00%, 2/15/47	1,250	1,291,863
Series A (AGM), 5.00%, 2/15/47	605	625,261
Metropolitan Transportation Authority, RB,
Series 2008C, 6.50%, 11/15/28	750	899,160
Metropolitan Transportation Authority, Refunding RB:
Series A (AMBAC), 5.00%, 7/01/30	4,600	4,841,546
Series A (NPFGC), 5.25%, 11/15/31	4,250	4,524,507
Transportation, Series E (NPFGC), 5.25%, 11/15/31	2,660	2,831,809
New York State Thruway Authority, RB, Series G (AGM),
5.00%, 1/01/32	500	524,440
New York State Thruway Authority, Refunding RB,
Series H (AGM), 5.00%, 1/01/37	4,000	4,225,800
Port Authority of New York & New Jersey, RB,
Consolidated, 116th Series, 4.13%, 9/15/32	250	253,618
		20,018,004
Utilities — 7.1%
Long Island Power Authority, RB, General, Series C
(CIFG), 5.25%, 9/01/29	1,000	1,179,980
Long Island Power Authority, Refunding RB:
General, Series A (AGC), 6.00%, 5/01/33	2,000	2,351,260
General, Series F (NPFGC), 4.25%, 5/01/33	1,415	1,420,575
Series A (AGC), 5.75%, 4/01/39	1,690	1,933,377
		6,885,192
Total Municipal Bonds in New York		109,253,658

See Notes to Financial Statements.

ANNUAL REPORT

AUGUST 31, 2010

Schedule of Investments (continued)

BlackRock New York Insured Municipal Income Trust (BSE)

(Percentages shown are based on Net Assets)

	Par
Municipal Bonds	(000)	Value
Guam — 0.7%
Utilities — 0.7%
Guam Power Authority, Refunding RB, Series A (AGM),
5.00%, 10/01/37	$ 675	$ 692,726
Puerto Rico — 17.7%
County/City/Special District/School District — 0.8%
Puerto Rico Sales Tax Financing Corp., RB, First
Sub-Series A (AGM), 5.00%, 8/01/40	500	523,300
Puerto Rico Sales Tax Financing Corp., Refunding RB,
CAB, Series A (NPFGC), 5.78%, 8/01/41 (a)	1,500	251,145
		774,445
Education — 4.6%
Puerto Rico Industrial Tourist Educational Medical &
Environmental Control Facilities Financing Authority,
RB, University Plaza Project, Series A (NPFGC),
5.00%, 7/01/33	1,000	1,000,860
Puerto Rico Industrial Tourist Educational Medical &
Environmental Control Facilities Financing Authority,
Refunding RB, Polytechnic University Project, Series A
(ACA), 5.00%, 8/01/32	3,800	3,478,178
		4,479,038
State — 6.0%
Commonwealth of Puerto Rico, GO, Refunding:
Public Improvement, Series A-4 (AGM),
5.25%, 7/01/30	725	780,680
Sub-Series C-7 (NPFGC), 6.00%, 7/01/27	1,000	1,102,190
Puerto Rico Highway & Transportation Authority,
Refunding RB, Series CC (AGM):
5.50%, 7/01/31	1,000	1,143,040
5.25%, 7/01/32	1,000	1,106,480
Puerto Rico Public Buildings Authority, Refunding RB,
Government Facilities, Series M-3 (NPFGC),
6.00%, 7/01/28	500	549,360
Puerto Rico Sales Tax Financing Corp., RB, First
Sub-Series A, 5.75%, 8/01/37	1,000	1,068,960
		5,750,710
Transportation — 2.4%
Puerto Rico Highway & Transportation Authority, RB,
Series Y (AGM), 6.25%, 7/01/21	2,000	2,319,140
Utilities — 3.9%
Puerto Rico Aqueduct & Sewer Authority, RB, Senior Lien,
Series A (AGC), 5.13%, 7/01/47	1,250	1,285,475
Puerto Rico Electric Power Authority, Refunding RB,
Series VV (NPFGC):
5.25%, 7/01/29	250	278,710
5.25%, 7/01/30	2,000	2,214,820
		3,779,005
Total Municipal Bonds in Puerto Rico		17,102,338
Total Municipal Bonds — 131.5%		127,048,722
Municipal Bonds Transferred to
Tender Option Bond Trusts (c)
New York — 19.1%
County/City/Special District/School District — 1.2%
City of New York New York, GO, Sub-Series C-3 (AGC),
5.75%, 8/15/28	1,000	1,173,830

Municipal Bonds Transferred to	Par
Tender Option Bond Trusts (c)	(000)	Value
New York (concluded)
Transportation — 16.8%
Metropolitan Transportation Authority, Refunding RB,
Series A (AGM), 5.00%, 11/15/30	$ 6,080	$ 6,389,168
Triborough Bridge & Tunnel Authority, Refunding RB
(NPFGC), 5.00%, 11/15/32	9,404	9,882,642
		16,271,810
Utilities — 1.1%
New York City Municipal Water Finance Authority, RB:
Fiscal 2009, Series A, 5.75%, 6/15/40	495	569,838
Series FF-2, 5.50%, 6/15/40	405	460,766
		1,030,604
Total Municipal Bonds Transferred to
Tender Option Bond Trusts — 19.1%		18,476,244
Total Long-Term Investments
(Cost — $139,046,654) — 150.6%		145,524,966
Short-Term Securities
New York — 0.1%
City of New York New York, GO, Refunding, VRDN,
Sub-Series H-3 (AGM Insurance, State Street
Bank & Co. SBPA), 0.26%, 9/01/10 (d)	50	50,000
	Shares
Money Market Fund — 1.1%
BIF New York Municipal Money Fund
0.00% (e)(f)	1,077,827	1,077,827
Total Short-Term Securities
(Cost — $1,127,827) — 1.2%		1,127,827
Total Investments (Cost — $140,174,481*) — 151.8%		146,652,793
Other Assets Less Liabilities — 1.0%		960,780
Liability for Trust Certificates, Including Interest
Expense and Fees Payable — (10.8)%		(10,419,533)
Preferred Shares, at Redemption Value — (42.0)%		(40,577,540)
Net Assets Applicable to Common Shares — 100.0%		$ 96,616,500

* The cost and unrealized appreciation (depreciation) of investments as of
August 31, 2010, as computed for federal income tax purposes, were as follows:

Aggregate cost	$ 129,861,426
Gross unrealized appreciation	$ 6,932,588
Gross unrealized depreciation	(549,724)
Net unrealized appreciation	$ 6,382,864

(a) Represents a zero-coupon bond. Rate shown reflects the current yield as of report date.
(b) US government securities, held in escrow, are used to pay interest on this security as well as to retire the bond in full at the date indicated, typically at a premium to par.
(c) Securities represent bonds transferred to a tender option bond trust in exchange for which the Trust acquired residual interest certificates. These securities serve as col-
lateral in a financing transaction. See Note 1 of the Notes to Financial Statements for details of municipal bonds transferred to tender option bond trusts.
(d) Variable rate security. Rate shown is as of report date and maturity shown is the date the principal owed can be recovered through demand.

See Notes to Financial Statements.

24 ANNUAL REPORT

AUGUST 31, 2010

Schedule of Investments (concluded)

BlackRock New York Insured Municipal Income Trust (BSE)

(e) Investments in companies considered to be an affiliate of the Trust during the year, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as
amended, were as follows:

	Shares Held		Shares Held
	at August 31,	Net	at August 31,
Affiliate	2009	Activity	2010	Income
BIF New York
Municipal
Money Fund	3,311,074	(2,233,247)	1,077,827	$ 82

(f) Represents the current yield as of report date.
• For Trust compliance purposes, the Trust’s sector classifications refer to any one or more of the sector sub-classifications used by one or more widely recognized mar-
ket indexes or ratings group indexes, and/or as defined by Trust management. This definition may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

• Fair Value Measurements — Various inputs are used in determining the fair value of investments, which are as follows:
• Level 1 — price quotations in active markets/exchanges for identical assets and liabilities
• Level 2 — other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)
• Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the
Trust’s own assumptions used in determining the fair value of investments)
The inputs or methodologies used for valuing securities are not necessarily an indi-
cation of the risk associated with investing in those securities. For information about the Trust’s policy regarding valuation of investments and other significant accounting policies, please refer to the Note 1 of the Notes to Financial Statements.
The following table summarizes the inputs used as of August 31, 2010 in determin-
ing the fair valuation of the Trust’s investments:

Valuation Inputs	Level 1	Level 2	Level 3	Total
Assets:
Investments in Securities:
Long-Term
Investments[1]	—	$145,524,966	—	$145,524,966
Short-Term
Securities	$ 1,077,827	50,000	—	1,127,827
Total	$ 1,077,827	$145,574,966	—	$146,652,793

1 See above Schedule of Investments for values in each sector.

See Notes to Financial Statements.

ANNUAL REPORT

AUGUST 31, 2010

Schedule of Investments August 31, 2010

BlackRock New York Municipal Bond Trust (BQH)
(Percentages shown are based on Net Assets)

	Par
Municipal Bonds	(000)	Value
New York — 119.2%
Corporate — 14.6%
Chautauqua County Industrial Development Agency, RB,
Nrg Dunkirk Power Project, 5.88%, 4/01/42	$ 250	$ 260,123
Essex County Industrial Development Agency New York,
RB, International Paper Co. Project, Series A, AMT,
6.63%, 9/01/32	100	106,936
New York City Industrial Development Agency, RB,
American Airlines Inc., JFK International Airport,
AMT (a):
7.63%, 8/01/25	750	784,717
7.75%, 8/01/31	1,000	1,052,290
New York Liberty Development Corp., RB, Goldman
Sachs Headquarters, 5.25%, 10/01/35	1,350	1,420,146
Port Authority of New York & New Jersey, RB,
Continental Airlines Inc. and Eastern Air Lines Inc.
Project, LaGuardia, AMT, 9.13%, 12/01/15	2,195	2,199,214
Suffolk County Industrial Development Agency New York,
RB, KeySpan, Port Jefferson, AMT, 5.25%, 6/01/27	500	503,515
		6,326,941
County/City/Special District/School District — 27.1%
Amherst Development Corp., RB, University at
Buffalo Foundation Faculty-Student Housing Corp.,
Series A (AGM):
4.38%, 10/01/30	250	255,728
4.63%, 10/01/40	140	142,710
City of New York New York, GO:
Series A-1, 4.75%, 8/15/25	500	555,160
Series D, 5.38%, 6/01/32	2,040	2,159,238
Sub-Series G-1, 6.25%, 12/15/31	250	299,080
Sub-Series I-1, 5.38%, 4/01/36	450	497,664
Hudson Yards Infrastructure Corp., RB, Series A:
5.00%, 2/15/47	700	700,707
(FGIC), 5.00%, 2/15/47	500	500,505
(NPFGC), 4.50%, 2/15/47	850	813,611
New York City Industrial Development Agency, PILOT, RB:
CAB, Yankee Stadium (AGC), 6.40%, 3/01/41 (b)	5,155	979,398
CAB, Yankee Stadium (AGC), 6.01%, 3/01/42 (b)	1,000	178,270
CAB, Yankee Stadium (AGC), 6.45%, 3/01/43 (b)	2,500	417,950
Queens Baseball Stadium (AGC), 6.38%, 1/01/39	100	113,125
Queens Baseball Stadium (AMBAC),
5.00%, 1/01/39	750	703,568
New York City Transitional Finance Authority, RB,
Fiscal 2009, Series S-3, 5.25%, 1/15/39	500	544,815
New York Convention Center Development Corp., RB,
Hotel Unit Fee Secured (AMBAC), 5.00%, 11/15/44	1,000	1,016,410
New York Liberty Development Corp., Refunding RB,
Second Priority, Bank of America Tower at One Bryant
Park Project:
5.63%, 7/15/47	1,100	1,142,031
6.38%, 7/15/49	285	305,423
New York State Dormitory Authority, RB:
Interagency Council Pooled, Series A-1,
4.25%, 7/01/25	250	258,525
State University Dormitory Facilities, Series A,
5.00%, 7/01/39	150	160,832
		11,744,750
Education — 19.4%
Albany Industrial Development Agency, RB, New Covenant
Charter School Project, Series A (c)(d):
7.00%, 5/01/25	200	80,004
7.00%, 5/01/35	130	52,003
City of Troy New York, Refunding RB, Rensselaer
Polytechnic, Series A, 5.13%, 9/01/40	175	181,304

	Par
Municipal Bonds	(000)	Value
New York (continued)
Education (concluded)
Dutchess County Industrial Development Agency New
York, RB, Vassar College Project, 5.35%, 8/01/11 (e)	$ 1,000	$ 1,056,670
Dutchess County Industrial Development Agency
New York, Refunding RB, Bard College Civic Facility,
Series A-2, 4.50%, 8/01/36	500	442,035
Nassau County Industrial Development Agency,
Refunding RB, New York Institute of Technology
Project, Series A, 4.75%, 3/01/26	200	207,116
New York City Industrial Development Agency, RB,
Lycee Francais de New York Project, Series A (ACA),
5.50%, 6/01/15	250	266,582
New York City Industrial Development Agency,
Refunding RB, Polytechnic University Project (ACA),
5.25%, 11/01/37	250	241,220
New York State Dormitory Authority, RB:
5.83%, 7/01/39 (f)	175	152,371
Iona College (Syncora), 5.13%, 7/01/32	2,000	2,020,580
Mount Sinai School of Medicine, 5.13%, 7/01/39	500	514,455
New York University, Series 1 (BHAC),
5.50%, 7/01/31	245	294,551
Rochester Institute of Technology, Series A,
6.00%, 7/01/33	325	366,226
University of Rochester, Series A, 5.13%, 7/01/39	215	230,852
Vassar College, 5.00%, 7/01/49	200	213,684
New York State Dormitory Authority, Refunding RB:
Brooklyn Law School, 5.75%, 7/01/33	125	137,858
Teachers College, 5.50%, 3/01/39	350	377,573
Suffolk County Industrial Development Agency,
Refunding RB, New York Institute of Technology
Project, 5.00%, 3/01/26	150	154,070
Trust for Cultural Resources, RB, Series A:
Carnegie Hall, 4.75%, 12/01/39	550	567,842
Juilliard School, 5.00%, 1/01/39	550	597,965
Yonkers Industrial Development Agency New York, RB,
Sarah Lawrence College Project, Series A,
6.00%, 6/01/41	250	267,337
		8,422,298
Health — 7.4%
Genesee County Industrial Development Agency
New York, Refunding RB, United Memorial Medical
Center Project, 5.00%, 12/01/27	150	132,735
New York State Dormitory Authority, RB:
New York State Association for Retarded
Children, Inc., Series B (AMBAC), 6.00%, 7/01/32	185	203,332
New York University Hospital Center, Series B,
5.63%, 7/01/37	260	271,583
North Shore-Long Island Jewish Health System,
Series A, 5.50%, 5/01/37	450	474,372
North Shore-Long Island Jewish Health System,
Series A, 5.75%, 5/01/37	500	535,880
New York State Dormitory Authority, Refunding RB:
Mount Sinai Hospital, Series A, 5.00%, 7/01/26	350	373,656
North Shore-Long Island Jewish Health System,
Series E, 5.50%, 5/01/33	250	263,902
Saratoga County Industrial Development Agency
New York, RB, Saratoga Hospital Project, Series B,
5.25%, 12/01/32	200	201,782
Suffolk County Industrial Development Agency
New York, Refunding RB, Jeffersons Ferry Project,
5.00%, 11/01/28	260	250,955
Westchester County Industrial Development Agency
New York, MRB, Kendal on Hudson Project, Series A,
6.38%, 1/01/24	500	501,790
		3,209,987

See Notes to Financial Statements.

26 ANNUAL REPORT

AUGUST 31, 2010

Schedule of Investments (continued)

BlackRock New York Municipal Bond Trust (BQH)
(Percentages shown are based on Net Assets)

	Par
Municipal Bonds	(000)	Value
New York (concluded)
Housing — 6.9%
New York City Housing Development Corp., RB, Series A,
AMT, 5.50%, 11/01/34	$ 2,500	$ 2,527,125
New York State HFA, RB, Highland Avenue
Senior Apartments, Series A, AMT (SONYMA),
5.00%, 2/15/39	500	481,700
		3,008,825
State — 16.5%
New York State Dormitory Authority, ERB, Series B,
5.75%, 3/15/36	300	347,766
New York State Dormitory Authority, LRB, Municipal
Health Facilities, Sub-Series 2-4, 4.75%, 1/15/30	500	515,655
New York State Dormitory Authority, RB, Mental Health
Services Facilities Improvement, Series A (AGM),
5.00%, 2/15/22	335	376,252
New York State Urban Development Corp., RB,
Personal Income Tax, State Facilities, Series A,
5.25%, 3/15/12 (e)	5,000	5,384,050
State of New York, GO, Series A, 5.00%, 2/15/39	500	535,560
		7,159,283
Tobacco — 8.1%
New York Counties Tobacco Trust III, RB, Tobacco
Settlement Pass-Thru, Turbo, 6.00%, 6/01/43	1,445	1,322,840
TSASC Inc. New York, RB, Tobacco Settlement
Asset-Backed, Series 1, 5.75%, 7/15/12 (e)	2,000	2,203,300
		3,526,140
Transportation — 10.4%
Metropolitan Transportation Authority, RB:
Series 2008C, 6.50%, 11/15/28	700	839,216
Series A, 5.63%, 11/15/39	250	277,055
Series B, 4.50%, 11/15/37	100	101,346
Port Authority of New York & New Jersey, RB,
Consolidated:
116th Series, 4.13%, 9/15/32	500	507,235
126th Series, AMT (NPFGC), 5.25%, 5/15/37	2,750	2,806,980
		4,531,832
Utilities — 8.8%
Long Island Power Authority, RB, General, Series C
(CIFG), 5.25%, 9/01/29	500	589,990
Long Island Power Authority, Refunding RB, Series A:
5.50%, 4/01/24	250	288,187
6.25%, 4/01/33	100	118,119
New York City Municipal Water Finance Authority, RB:
Second General Resolution (NPFGC),
4.50%, 6/15/37	250	253,163
Series A (FGIC), 5.25%, 6/15/11 (e)	1,500	1,559,430
New York State Environmental Facilities Corp.,
Refunding RB, Revolving Funds, New York City
Water Project, Series D, 5.13%, 6/15/31	1,000	1,029,290
		3,838,179
Total Municipal Bonds in New York		51,768,235
Guam — 1.8%
State — 0.6%
Territory of Guam, GO, Series A, 7.00%, 11/15/39	225	250,940
Tobacco — 0.4%
Guam Economic Development & Commerce Authority,
Refunding RB, Tobacco Settlement Asset-Backed,
5.63%, 6/01/47	200	170,260

	Par
Municipal Bonds	(000)	Value
Guam (concluded)
Utilities — 0.8%
Guam Government Waterworks Authority, Refunding RB,
Water, 5.88%, 7/01/35	$ 350	$ 354,645
Total Municipal Bonds in Guam		775,845
Multi-State — 6.4%
Housing — 6.4%
Centerline Equity Issuer Trust, 7.20%, 11/15/52 (g)(h)	2,500	2,761,600
Puerto Rico — 17.9%
County/City/Special District/School District — 3.0%
Puerto Rico Sales Tax Financing Corp., RB, First
Sub-Series A, 6.00%, 8/01/42	1,000	1,095,290
Puerto Rico Sales Tax Financing Corp., Refunding RB,
CAB, Series A (NPFGC), 5.77%, 8/01/41 (b)	1,400	234,402
		1,329,692
State — 12.0%
Commonwealth of Puerto Rico, GO, Public Improvement,
Series A, 5.13%, 7/01/31	1,725	1,732,486
Puerto Rico Commonwealth Infrastructure Financing
Authority, RB, CAB, Series A (AMBAC) (b):
4.37%, 7/01/37	2,000	364,220
4.99%, 7/01/44	2,000	222,640
Puerto Rico Public Buildings Authority, Refunding RB,
Government Facilities, Series D:
5.25%, 7/01/12 (e)	1,980	2,151,785
5.25%, 7/01/27	720	728,093
		5,199,224
Tobacco — 1.0%
Children’s Trust Fund, Refunding RB, Asset-Backed,
5.63%, 5/15/43	500	434,915
Transportation — 1.9%
Puerto Rico Highway & Transportation Authority,
Refunding RB, Series D, 5.25%, 7/01/12 (e)	750	814,350
Total Municipal Bonds in Puerto Rico		7,778,181
Total Municipal Bonds — 145.3%		63,083,861
Municipal Bonds Transferred to
Tender Option Bond Trusts (i)
New York — 6.5%
Housing — 5.4%
New York Mortgage Agency, Refunding RB, Series 101,
AMT, 5.40%, 4/01/32	2,337	2,350,170
Utilities — 1.1%
New York City Municipal Water Finance Authority, RB,
Fiscal 2009, Series A, 5.75%, 6/15/40	405	466,232
Total Municipal Bonds Transferred to
Tender Option Bond Trusts — 6.5%		2,816,402
Total Long-Term Investments
(Cost — $62,539,389) — 151.8%		65,900,263

See Notes to Financial Statements.

ANNUAL REPORT

AUGUST 31, 2010

Schedule of Investments (concluded)

BlackRock New York Municipal Bond Trust (BQH)
(Percentages shown are based on Net Assets)

Short-Term Securities	Shares	Value
BIF New York Municipal Money Fund, 0.00% (j)(k)	563,059	$ 563,059
Total Short-Term Securities
(Cost — $563,059) — 1.3%		563,059
Total Investments (Cost — $63,102,448*) — 153.1%		66,463,322
Other Assets Less Liabilities — 1.2%		513,609
Liability for Trust Certificates, Including Interest
Expense and Fees Payable — (3.3)%		(1,440,915)
Preferred Shares, at Redemption Value — (51.0)%		(22,126,939)
Net Assets Applicable to Common Shares — 100.0%		$ 43,409,077

* The cost and unrealized appreciation (depreciation) of investments as of
August 31, 2010, as computed for federal income tax purposes, were as follows:

Aggregate cost	$ 61,568,263
Gross unrealized appreciation	$ 4,301,072
Gross unrealized depreciation	(845,023)
Net unrealized appreciation	$ 3,456,049

(a) Variable rate security. Rate shown is as of report date.
(b) Represents a zero-coupon bond. Rate shown reflects the current yield as of report date.
(c) Issuer filed for bankruptcy and/or is in default of interest payments.
(d) Non-income producing security.
(e) US government securities, held in escrow, are used to pay interest on this security as well as to retire the bond in full at the date indicated, typically at a premium to par.
(f) Represents a step-up bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Rate shown reflects the current yield as of report date.
(g) Security exempt from registration under Rule 144A of the Securities Act of 1933.
These securities may be resold in transactions exempt from registration to qualified institutional investors.
(h) Security represents a beneficial interest in a trust. The collateral deposited into the trust is federally tax-exempt revenue bonds issued by various state or local govern-
ments, or their respective agencies or authorities. The security is subject to remarket-
ing prior to its stated maturity.
(i) Securities represent bonds transferred to a tender option bond trust in exchange for which the Trust acquired residual interest certificates. These securities serve as col-
lateral in a financing transaction. See Note 1 of the Notes to Financial Statements for details of municipal bonds transferred to tender option bond trusts.
(j) Investments in companies considered to be an affiliate of the Trust during the year, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as
amended, were as follows:

	Shares Held		Shares Held
	at August 31,	Net	at August 31,
Affiliate	2009	Activity	2010	Income
BIF New York
Municipal
Money Fund	1,137,340	(574,281)	563,059	$ 131

(k) Represents the current yield as of report date.
• For Trust compliance purposes, the Trust’s sector classifications refer to any one or more of the sector sub-classifications used by one or more widely recognized mar-
ket indexes or ratings group indexes, and/or as defined by Trust management. This definition may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

• Fair Value Measurements — Various inputs are used in determining the fair value of investments, which are as follows:
• Level 1 — price quotations in active markets/exchanges for identical assets and liabilities
• Level 2 — other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)
• Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the
Trust’s own assumptions used in determining the fair value of investments)
The inputs or methodologies used for valuing securities are not necessarily an indi-
cation of the risk associated with investing in those securities. For information about the Trust’s policy regarding valuation of investments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.
The following table summarizes the inputs used as of August 31, 2010 in determin-
ing the fair valuation of the Trust’s investments:

Valuation Inputs	Level 1	Level 2	Level 3	Total
Assets:
Investments in Securities:
Long-Term
Investments[1]	—	$65,900,263	—	$65,900,263
Short-Term
Securities	$ 563,059	—	—	563,059
Total	$ 563,059	$65,900,263	—	$66,463,322
[1] See above Schedule of Investments for values in each sector.

See Notes to Financial Statements.

28 ANNUAL REPORT

AUGUST 31, 2010

Schedule of Investments August 31, 2010

BlackRock New York Municipal Income Trust II (BFY)
(Percentages shown are based on Net Assets)

	Par
Municipal Bonds	(000)	Value
New York — 141.7%
Corporate — 22.7%
Chautauqua County Industrial Development Agency, RB,
Nrg Dunkirk Power Project, 5.88%, 4/01/42	$ 500	$ 520,245
Essex County Industrial Development Agency New York,
RB, International Paper Co. Project, Series A, AMT,
6.63%, 9/01/32	200	213,872
Essex County Industrial Development Agency New York,
Refunding RB, International Paper Co. Project,
Series A, AMT, 5.50%, 10/01/26	625	626,306
Jefferson County Industrial Development Agency
New York, Refunding RB, Solid Waste, Series A, AMT,
5.20%, 12/01/20	750	754,612
New York City Industrial Development Agency, RB:
American Airlines Inc., JFK International Airport,
AMT, 7.63%, 8/01/25 (a)	1,600	1,674,064
American Airlines Inc., JFK International Airport,
AMT, 7.75%, 8/01/31 (a)	1,500	1,578,435
Liberty-IAC/InteractiveCorp, 5.00%, 9/01/35	500	466,895
New York Liberty Development Corp., RB, Goldman
Sachs Headquarters, 5.25%, 10/01/35	250	262,990
New York State Energy Research & Development
Authority, RB, AMT, 4.70%, 6/01/36 (a)	5,500	5,508,415
Port Authority of New York & New Jersey, RB,
Continental Airlines Inc. and Eastern Air Lines Inc.
Project, LaGuardia, AMT, 9.13%, 12/01/15	3,105	3,110,962
Suffolk County Industrial Development Agency New York,
RB, KeySpan, Port Jefferson, AMT, 5.25%, 6/01/27	2,500	2,517,575
		17,234,371
County/City/Special District/School District — 30.4%
Amherst Development Corp., RB, University at
Buffalo Foundation Faculty-Student Housing Corp.,
Series A (AGM):
4.38%, 10/01/30	500	511,455
4.63%, 10/01/40	275	280,324
City of New York New York, GO:
Series A-1, 4.75%, 8/15/25	500	555,160
Series B, 5.75%, 12/01/11 (b)	2,000	2,136,920
Sub-Series G-1, 6.25%, 12/15/31	250	299,080
Sub-Series I-1, 5.38%, 4/01/36	450	497,664
Hudson Yards Infrastructure Corp., RB, Series A,
5.00%, 2/15/47	2,350	2,352,373
New York City Industrial Development Agency, RB, PILOT:
CAB, Yankee Stadium (AGC), 5.80%, 3/01/35 (c)	500	140,130
CAB, Yankee Stadium (AGC), 6.01%, 3/01/42 (c)	2,000	356,540
Queens Baseball Stadium (AGC), 6.38%, 1/01/39	100	113,125
Queens Baseball Stadium (AMBAC),
5.00%, 1/01/39	1,000	938,090
Queens Baseball Stadium (AMBAC),
5.00%, 1/01/46	1,300	1,212,458
New York City Transitional Finance Authority, RB:
Fiscal 2009, Series S-3, 5.25%, 1/15/39	1,300	1,416,519
Series S-2 (NPFGC), 4.50%, 1/15/31	2,500	2,559,700
Series S-2 (NPFGC), 4.25%, 1/15/34	250	251,460
New York City Transitional Finance Authority, Refunding
RB, Future Tax Secured, Series B, 5.00%, 11/01/27	5,000	5,328,700
New York Convention Center Development Corp., RB,
Hotel Unit Fee Secured (AMBAC), 5.00%, 11/15/35	2,750	2,801,507
New York Liberty Development Corp., Refunding RB,
Second Priority, Bank of America Tower at One Bryant
Park Project:
5.63%, 7/15/47	500	519,105
6.38%, 7/15/49	500	535,830
New York State Dormitory Authority, RB, State University
Dormitory Facilities, Series A, 5.00%, 7/01/39	250	268,053
		23,074,193

	Par
Municipal Bonds	(000)	Value
New York (continued)
Education — 22.9%
Albany Industrial Development Agency, RB, New Covenant
Charter School Project, Series A (d)(e):
7.00%, 5/01/25	$ 345	$ 138,007
7.00%, 5/01/35	220	88,004
City of Troy New York, Refunding RB, Rensselaer
Polytechnic, Series A, 5.13%, 9/01/40	250	259,005
Dutchess County Industrial Development Agency New
York, RB, Vassar College Project, 5.35%, 8/01/11 (b)	1,000	1,056,670
Dutchess County Industrial Development Agency
New York, Refunding RB, Bard College Civic Facility,
Series A-2, 4.50%, 8/01/36	755	667,473
Geneva Industrial Development Agency New York,
RB, Hobart & William Smith Project, Series A,
5.38%, 2/01/33	3,250	3,306,777
Herkimer County Industrial Development Agency
New York, RB, College Foundation Inc. Student
Housing Project, 6.25%, 8/01/34	385	392,350
Nassau County Industrial Development Agency,
Refunding RB, New York Institute of Technology
Project, Series A, 4.75%, 3/01/26	350	362,453
New York City Industrial Development Agency, RB,
Lycee Francais de New York Project, Series A (ACA),
5.38%, 6/01/23	1,500	1,549,875
New York City Industrial Development Agency,
Refunding RB, Polytechnic University Project (ACA),
5.25%, 11/01/37	460	443,845
New York State Dormitory Authority, RB:
5.83%, 7/01/39 (f)	225	195,905
Brooklyn Law School, Series B (Syncora),
5.13%, 7/01/30	2,000	2,049,360
New School University (NPFGC), 5.00%, 7/01/31	1,425	1,434,975
Rochester Institute of Technology, Series A,
6.00%, 7/01/33	625	704,281
University of Rochester, Series A, 5.13%, 7/01/39	250	268,433
Vassar College, 5.00%, 7/01/49	400	427,368
New York State Dormitory Authority, Refunding RB:
Brooklyn Law School, 5.75%, 7/01/33	250	275,715
Teachers College, 5.50%, 3/01/39	650	701,207
Suffolk County Industrial Development Agency,
Refunding RB, New York Institute of Technology
Project, 5.00%, 3/01/26	410	421,123
Trust for Cultural Resources, RB, Series A:
Carnegie Hall, 4.75%, 12/01/39	925	955,007
Juilliard School, 5.00%, 1/01/39	1,050	1,141,571
Yonkers Industrial Development Agency New York,
RB, Sarah Lawrence College Project, Series A,
6.00%, 6/01/41	500	534,675
		17,374,079
Health — 16.4%
Clarence Industrial Development Agency, RB,
Bristol Village Project (Ginnie Mae), 6.00%, 1/20/44	1,670	1,750,577
Genesee County Industrial Development Agency
New York, Refunding RB, United Memorial Medical
Center Project, 5.00%, 12/01/27	250	221,225
New York City Industrial Development Agency, RB,
Eger Harbor Project, Series A (Ginnie Mae):
4.95%, 11/20/32	1,070	1,096,386
5.88%, 5/20/44	975	1,049,061
New York State Dormitory Authority, MRB, St. Barnabas,
Series A (FHA), 5.00%, 2/01/31	1,500	1,523,760

See Notes to Financial Statements.

ANNUAL REPORT

AUGUST 31, 2010

Schedule of Investments (continued)

BlackRock New York Municipal Income Trust II (BFY)
(Percentages shown are based on Net Assets)

	Par
Municipal Bonds	(000)	Value
New York (continued)
Health (concluded)
New York State Dormitory Authority, RB:
New York Hospital Medical Center-Queens (FHA),
4.75%, 2/15/37	$ 315	$ 308,029
New York State Association for Retarded
Children, Inc., Series A, 6.00%, 7/01/32	350	387,090
New York University Hospital Center, Series B,
5.63%, 7/01/37	530	553,611
North Shore-Long Island Jewish Health System,
Series A, 5.50%, 5/01/37	750	790,620
New York State Dormitory Authority, Refunding RB:
Kateri Residence, 5.00%, 7/01/22	2,000	2,103,620
Mount Sinai Hospital, Series A, 5.00%, 7/01/26	575	613,864
North Shore-Long Island Jewish Health System,
Series E, 5.50%, 5/01/33	500	527,805
Saratoga County Industrial Development Agency
New York, RB, Saratoga Hospital Project, Series B,
5.25%, 12/01/32	350	353,119
Suffolk County Industrial Development Agency
New York, Refunding RB, Jeffersons Ferry Project,
5.00%, 11/01/28	450	434,345
Westchester County Industrial Development Agency
New York, MRB, Kendal on Hudson Project, Series A,
6.38%, 1/01/24	750	752,685
		12,465,797
Housing — 3.2%
New York City Housing Development Corp., RB,
Series J-2-A, AMT, 4.75%, 11/01/27	1,420	1,435,279
New York State HFA, RB, Highland Avenue
Senior Apartments, Series A, AMT (SONYMA),
5.00%, 2/15/39	1,000	963,400
		2,398,679
State — 5.3%
New York State Dormitory Authority, ERB, Series B,
5.75%, 3/15/36	300	347,766
New York State Dormitory Authority, LRB, Municipal
Health Facilities, Sub-Series 2-4, 4.75%, 1/15/30	1,000	1,031,310
New York State Urban Development Corp., RB, State
Personal Income Tax, Series B, 5.00%, 3/15/35	2,000	2,099,160
State of New York, GO, Series A, 5.00%, 2/15/39	500	535,560
		4,013,796
Tobacco — 7.8%
New York Counties Tobacco Trust III, RB, Tobacco
Settlement Pass-Thru, Turbo, 6.00%, 6/01/43	2,535	2,320,691
TSASC Inc. New York, RB, Tobacco Settlement
Asset-Backed, Series 1, 5.75%, 7/15/12 (b)	3,250	3,580,363
		5,901,054
Transportation — 19.8%
Metropolitan Transportation Authority, RB:
Series 2008C, 6.50%, 11/15/28	750	899,160
Series B, 4.50%, 11/15/37	500	506,730
Metropolitan Transportation Authority, Refunding RB,
Series A:
5.13%, 1/01/29	3,000	3,165,900
5.00%, 11/15/30	5,000	5,322,950
(NPFGC), 5.25%, 11/15/31	1,250	1,330,738

	Par
Municipal Bonds	(000)	Value
New York (concluded)
Transportation (concluded)
Port Authority of New York & New Jersey, RB:
Consolidated, 116th Series, 4.13%, 9/15/32	$ 2,000	$ 2,028,940
Consolidated, 161st Series, 4.50%, 10/15/37	500	514,690
Special Project, JFK International Air Terminal,
Series 6, AMT (NPFGC), 6.25%, 12/01/13	1,000	1,069,750
Triborough Bridge & Tunnel Authority, RB, General
Purpose, Series A, 5.00%, 1/01/32	150	156,231
		14,995,089
Utilities — 13.2%
Long Island Power Authority, RB:
CAB (AGM), 5.22%, 6/01/28 (c)	3,515	1,755,496
General, Series C (CIFG), 5.25%, 9/01/29	1,000	1,179,980
Long Island Power Authority, Refunding RB, Series A:
5.50%, 4/01/24	500	576,375
6.25%, 4/01/33	150	177,179
New York City Municipal Water Finance Authority, RB,
Second General Resolution (NPFGC), 4.50%, 6/15/37	500	506,325
New York City Municipal Water Finance Authority,
Refunding RB, Series A, 5.13%, 6/15/34	4,000	4,227,040
New York State Environmental Facilities Corp.,
Refunding RB, Revolving Funds, New York City
Water Project, Series A, 5.00%, 6/15/37	1,500	1,619,235
		10,041,630
Total Municipal Bonds in New York		107,498,688
Guam — 1.6%
State — 0.7%
Territory of Guam, GO, Series A, 7.00%, 11/15/39	485	540,916
Tobacco — 0.4%
Guam Economic Development & Commerce Authority,
Refunding RB, Tobacco Settlement Asset-Backed,
5.63%, 6/01/47	375	319,237
Utilities — 0.5%
Guam Government Waterworks Authority, Refunding RB,
Water, 5.88%, 7/01/35	400	405,308
Total Municipal Bonds in Guam		1,265,461
Multi-State — 5.6%
Housing — 5.6%
Centerline Equity Issuer Trust (g)(h):
5.75%, 5/15/15	500	530,390
6.00%, 5/15/15	1,500	1,585,770
6.00%, 5/15/19	1,000	1,078,010
6.30%, 5/15/19	1,000	1,082,150
Total Municipal Bonds in Multi-State		4,276,320
Puerto Rico — 7.1%
County/City/Special District/School District — 0.6%
Puerto Rico Sales Tax Financing Corp., RB, CAB,
Series A, 6.39%, 8/01/32 (c)	750	204,593
Puerto Rico Sales Tax Financing Corp., Refunding RB,
CAB, Series A (NPFGC), 5.78%, 8/01/41 (c)	1,500	251,145
		455,738

See Notes to Financial Statements.

30 ANNUAL REPORT

AUGUST 31, 2010

Schedule of Investments (concluded)

BlackRock New York Municipal Income Trust II (BFY)

(Percentages shown are based on Net Assets)

	Par
Municipal Bonds	(000)	Value
Puerto Rico (concluded)
Housing — 1.4%
Puerto Rico Housing Finance Authority, Refunding RB,
Subordinate, Capital Fund Modernization,
5.13%, 12/01/27	$ 1,000	$ 1,039,810
State — 0.9%
Commonwealth of Puerto Rico, GO, Refunding, Public
Improvement, Series C, 6.00%, 7/01/39	340	368,305
Puerto Rico Sales Tax Financing Corp., Refunding RB,
CAB, Series A (AMBAC), 5.14%, 8/01/54 (c)	5,000	340,250
		708,555
Tobacco — 0.6%
Children’s Trust Fund, Refunding RB, Asset-Backed,
5.63%, 5/15/43	500	434,915
Transportation — 2.9%
Puerto Rico Highway & Transportation Authority,
Refunding RB, Series D, 5.38%, 7/01/12 (b)	2,000	2,176,160
Utilities — 0.7%
Puerto Rico Electric Power Authority, Refunding RB,
Series VV (NPFGC), 5.25%, 7/01/29	500	557,420
Total Municipal Bonds in Puerto Rico		5,372,598
Total Municipal Bonds — 156.0%		118,413,067
Municipal Bonds Transferred to
Tender Option Bond Trusts (i)
New York — 0.4%
Utilities — 0.4%
New York City Municipal Water Finance Authority, RB,
Fiscal 2009, Series A, 5.75%, 6/15/40	240	276,285
Total Municipal Bonds Transferred to
Tender Option Bond Trusts — 0.4%		276,285
Total Long-Term Investments
(Cost — $113,041,256) — 156.4%		118,689,352
Short-Term Securities	Shares
BIF New York Municipal Money Fund 0.00% (j)(k)	935,140	935,140
Total Short-Term Securities
(Cost — $935,140) — 1.2%		935,140
Total Investments (Cost — $113,976,396*) — 157.6%		119,624,492
Other Assets Less Liabilities — 1.2%		885,909
Liability for Trust Certificates, Including Interest
Expense and Fees Payable — (0.2)%		(160,024)
Preferred Shares, at Redemption Value — (58.6)%		(44,478,341)
Net Assets Applicable to Common Shares — 100.0%		$ 75,872,036

* The cost and unrealized appreciation (depreciation) of investments as of
August 31, 2010, as computed for federal income tax purposes, were as follows:

Aggregate cost	$ 113,653,735
Gross unrealized appreciation	$ 6,792,201
Gross unrealized depreciation	(981,384)
Net unrealized appreciation	$ 5,810,817

(a) Variable rate security. Rate shown is as of report date.
(b) US government securities, held in escrow, are used to pay interest on this security as well as to retire the bond in full at the date indicated, typically at a premium to par.
(c) Represents a zero-coupon bond. Rate shown reflects the current yield as of report date.

(d) Issuer filed for bankruptcy and/or is in default of interest payments.
(e) Non-income producing security.
(f) Represents a step-up bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Rate shown reflects the current yield as of report date.
(g) Security exempt from registration under Rule 144A of the Securities Act of 1933.
These securities may be resold in transactions exempt from registration to qualified institutional investors.
(h) Security represents a beneficial interest in a trust. The collateral deposited into the trust is federally tax-exempt revenue bonds issued by various state or local govern-
ments, or their respective agencies or authorities. The security is subject to remarket-
ing prior to its stated maturity.
(i) Securities represent bonds transferred to a tender option bond trust in exchange for which the Trust acquired residual interest certificates. These securities serve as col-
lateral in a financing transaction. See Note 1 of the Notes to Financial Statements for details of municipal bonds transferred to tender option bond trusts.
(j) Investments in companies considered to be an affiliate of the Trust during the year, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as
amended, were as follows:

	Shares Held		Shares Held
	at August 31,	Net	at August 31,
Affiliate	2009	Activity	2010	Income
BIF New York
Municipal
Money Fund	756,077	179,063	935,140	$ 69

(k) Represents the current yield as of report date.
• For Trust compliance purposes, the Trust’s sector classifications refer to any one or more of the sector sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Trust management. This defini-
tion may not apply for purposes of this report, which may combine such sector sub-
classifications for reporting ease.
• Fair Value Measurements — Various inputs are used in determining the fair value of investments, which are as follows:
• Level 1 — price quotations in active markets/exchanges for identical assets and liabilities
• Level 2 — other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)
• Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the
Trust’s own assumptions used in determining the fair value of investments)
The inputs or methodologies used for valuing securities are not necessarily an indi-
cation of the risk associated with investing in those securities. For information about the Trust’s policy regarding valuation of investments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.
The following table summarizes the inputs used as of August 31, 2010 in determin-
ing the fair valuation of the Trust’s investments:

Valuation Inputs	Level 1	Level 2	Level 3	Total
Assets:
Investments in Securities:
Long-Term
Investments[1]	—	$118,689,352	—	$118,689,352
Short-Term
Securities	$ 935,140	—	—	935,140
Total	$ 935,140	$118,689,352	—	$119,624,492
[1] See above Schedule of Investments for values in each sector.

See Notes to Financial Statements.

ANNUAL REPORT

AUGUST 31, 2010

Schedule of Investments August 31, 2010

BlackRock Virginia Municipal Bond Trust (BHV)
(Percentages shown are based on Net Assets)

	Par
Municipal Bonds	(000)	Value
Virginia — 108.9%
Corporate — 11.6%
Chesterfield County EDA, RB, Virginia Electric Power Co.
Project, Series A, AMT, 5.60%, 11/01/31	$ 500	$ 507,470
Isle Wight County IDA Virginia, RB, Series A, AMT,
5.70%, 11/01/27	1,300	1,309,607
Louisa IDA, Refunding RB, Virginia Electric &
Power Co. Project, Series A, Mandatory Put Bonds,
5.38%, 11/01/35 (a)	1,000	1,100,560
		2,917,637
County/City/Special District/School District — 17.5%
Celebrate North Community Development Authority,
Special Assessment Bonds, Celebrate Virginia North
Project, Series B, 6.75%, 3/01/34	1,465	1,065,480
County of Prince William Virginia, RB, 5.00%, 12/01/21	500	533,995
Dulles Town Center Community Development Authority,
Special Assessment Bonds, Dulles Town Center
Project, 6.25%, 3/01/26	935	923,144
Fairfax County Redevelopment & Housing Authority, RB,
Fairfax Redevelopment & Housing, 5.00%, 10/01/39	1,500	1,641,960
White Oak Village Shops Community Development
Authority, Special Assessment Bonds, Special
Assessment, 5.30%, 3/01/17	234	238,895
		4,403,474
Education — 7.4%
Virginia College Building Authority, Refunding RB,
Washington & Lee University Project (NPFGC):
5.25%, 1/01/26	500	616,770
5.25%, 1/01/31	1,000	1,237,790
		1,854,560
Health — 18.7%
Danville IDA Virginia, Refunding RB, Danville Regional
Medical Center (AMBAC), 5.25%, 10/01/28 (b)	1,000	1,202,040
Fairfax County EDA, Refunding RB, Goodwin House Inc.,
5.00%, 10/01/27	1,000	1,017,860
Henrico County EDA, Refunding RB, Bon Secours,
Series A, 5.60%, 11/15/30	1,440	1,468,858
Peninsula Ports Authority, Refunding RB, Virginia Baptist
Homes, Series C, 5.40%, 12/01/33	500	339,330
Winchester IDA Virginia, RB, Valley Health System
Obligation, Series E, 5.63%, 1/01/44	650	683,241
		4,711,329
Housing — 6.3%
Virginia HDA, RB, Rental Housing:
Series B, 5.63%, 6/01/39	1,000	1,074,560
Series D, 4.60%, 9/01/40	500	504,910
		1,579,470
State — 8.2%
Virginia College Building Authority, RB, Public
Higher Education Financing Program, Series A,
5.00%, 9/01/33	1,000	1,090,040
Virginia Public School Authority, RB, School Financing:
6.50%, 12/01/35	360	426,020
1997 Resolution, Series B, 5.25%, 8/01/33	500	555,285
		2,071,345
Tobacco — 2.7%
Tobacco Settlement Financing Corp. Virginia,
Refunding RB, Senior Series B1, 5.00%, 6/01/47	1,000	671,930

	Par
Municipal Bonds	(000)	Value
Virginia (concluded)
Transportation — 13.8%
City of Norfolk Virginia, Refunding RB, Series B (AMBAC),
5.50%, 2/01/31	$ 550	$ 550,688
Norfolk Airport Authority Virginia, RB, Series A (NPFGC),
5.13%, 7/01/31	1,500	1,510,545
Richmond Metropolitan Authority Virginia, Refunding RB
(NPFGC), 5.25%, 7/15/22	500	562,745
Virginia Port Authority, Refunding RB:
5.00%, 7/01/40	300	319,365
AMT (AGM), 5.00%, 7/01/24	500	530,295
		3,473,638
Utilities — 22.7%
County of Spotsylvania Virginia, RB (AGM),
5.00%, 6/01/37	855	918,167
Fairfax County Water Authority, Refunding RB,
5.00%, 4/01/27	1,205	1,267,094
Virginia Resources Authority, RB:
Infrastructure, 5.13%, 5/01/27	635	649,402
Senior, Virginia Pooled Financing Program, Series B,
5.00%, 11/01/33	2,000	2,212,900
State Revolving Fund, 5.00%, 10/01/30	575	651,647
		5,699,210
Total Municipal Bonds in Virginia		27,382,593
District of Columbia — 7.5%
Transportation — 7.5%
Metropolitan Washington Airports Authority, RB:
First Senior Lien, Series A, 5.00%, 10/01/39	290	305,567
First Senior Lien, Series A, 5.25%, 10/01/44	460	491,487
Series B, 5.00%, 10/01/29	1,000	1,086,620
Total Municipal Bonds in District of Columbia		1,883,674
Guam — 0.9%
County/City/Special District/School District — 0.9%
Territory of Guam, RB, Section 30, Series A,
5.63%, 12/01/29	200	212,192
Total Municipal Bonds in Guam		212,192
Multi-State — 6.6%
Housing — 6.6%
Centerline Equity Issuer Trust, 7.20%, 11/15/52 (c)(d)	1,500	1,656,960
Total Municipal Bonds in Multi-State		1,656,960
Puerto Rico — 4.6%
Tobacco — 4.6%
Children’s Trust Fund, Refunding RB, Asset-Backed,
5.38%, 5/15/33	1,175	1,163,497
Total Municipal Bonds in Puerto Rico		1,163,497
U.S. Virgin Islands — 0.4%
County/City/Special District/School District — 0.4%
Virgin Islands Public Finance Authority, RB, Senior Lien,
Capital Projects, Series A-1, 5.00%, 10/01/39	100	101,161
Total Municipal Bonds in U.S. Virgin Islands		101,161
Total Municipal Bonds — 128.9%		32,400,077

See Notes to Financial Statements.

32 ANNUAL REPORT

AUGUST 31, 2010

Schedule of Investments (concluded)

BlackRock Virginia Municipal Bond Trust (BHV)
(Percentages shown are based on Net Assets)

Municipal Bonds Transferred to	Par
Tender Option Bond Trusts (e)	(000)	Value
Virginia — 29.3%
Education — 8.7%
University of Virginia, Refunding RB, General,
5.00%, 6/01/40	$ 2,000	$ 2,176,500
Health — 8.5%
Fairfax County IDA Virginia, Refunding RB, Health Care,
Inova Health System, Series A, 5.50%, 5/15/35	999	1,093,201
Virginia Small Business Financing Authority,
Refunding RB, Sentara Healthcare, 5.00%, 11/01/40	1,000	1,050,327
		2,143,528
Housing — 12.1%
Virginia HDA, RB, Sub-Series H-1 (NPFGC),
5.38%, 7/01/36	3,000	3,055,170
Total Municipal Bonds Transferred to
Tender Option Bond Trusts — 29.3%		7,375,198
Total Long-Term Investments
(Cost — $37,567,982) — 158.2%		39,775,275
Short-Term Securities	Shares
FFI Institutional Tax-Exempt Fund, 0.22% (f)(g)	164,857	164,857
Total Short-Term Securities
(Cost — $164,857) — 0.7%		164,857
Total Investments (Cost — $37,732,839*) — 158.9%		39,940,132
Other Assets Less Liabilities — 1.6%		397,904
Liability for Trust Certificates, Including Interest
Expense and Fees Payable — (14.0)%		(3,521,506)
Preferred Shares, at Redemption Value — (46.5)%		(11,675,731)
Net Assets — 100.0%		$ 25,140,799

* The cost and unrealized appreciation (depreciation) of investments as of
August 31, 2010, as computed for federal income tax purposes, were as follows:

Aggregate cost	$ 34,130,841
Gross unrealized appreciation	$ 2,778,736
Gross unrealized depreciation	(489,061)
Net unrealized appreciation	$ 2,289,675

(a) Variable rate security. Rate shown is as of report date.
(b) Security is collateralized by Municipal or US Treasury obligations.
(c) Security represents a beneficial interest in a trust. The collateral deposited into the trust is federally tax-exempt revenue bonds issued by various state or local governments, or their respective agencies or authorities. The security is subject to remarketing prior to its stated maturity.
(d) Security exempt from registration under Rule 144A of the Securities Act of 1933.
These securities may be resold in transactions exempt from registration to qualified institutional investors.
(e) Securities represent bonds transferred to a tender option bond trust in exchange for which the Trust acquired residual interest certificates. These securities serve as col-
lateral in a financing transaction. See Note 1 of the Notes to Financial Statements for details of municipal bonds transferred to tender option bond trusts.
(f) Investments in companies considered to be an affiliate of the Trust during the year, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as
amended, were as follows:

	Shares Held		Shares Held
	at August 31,	Net	at August 31,
Affiliate	2009	Activity	2010	Income
FFI Institutional
Tax-Exempt Fund	—	164,857	164,857	$ 541

(g) Represents the current yield as of report date.
• For Trust compliance purposes, the Trust’s sector classifications refer to any one or more of the sector sub-classifications used by one or more widely recognized mar-
ket indexes or ratings group indexes and/or as defined by Trust management. This definition may not apply for purposes of this report, which may combine sector sub-
classifications for reporting ease.

• Fair Value Measurements — Various inputs are used in determining the fair value of investments, which are as follows:
• Level 1 — price quotations in active markets/exchanges for identical assets and liabilities
• Level 2 — other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)
• Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the
Trust’s own assumptions used in determining the fair value of investments)
The inputs or methodologies used for valuing securities are not necessarily an indi-
cation of the risk associated with investing in those securities. For information about the Trust’s policy regarding valuation of investments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.
The following table summarizes the inputs used as of August 31, 2010 in determin-
ing the fair valuation of the Trust’s investments:

Valuation Inputs	Level 1	Level 2	Level 3	Total
Assets:
Investments in Securities:
Long-Term
Investments[1]	—	$39,775,275	—	$39,775,275
Short-Term
Securities	$ 164,857	—	—	164,857
Total	$ 164,857	$39,775,275	—	$39,940,132
[1] See above Schedule of Investments for values in each sector.

See Notes to Financial Statements.

ANNUAL REPORT

AUGUST 31, 2010

Schedule of Investments August 31, 2010

The Massachusetts Health & Tax-Exempt Trust (MHE)
(Percentages shown are based on Net Assets)

	Par
Municipal Bonds	(000)	Value
Massachusetts — 140.0%
Corporate — 4.6%
Massachusetts Development Finance Agency,
RB, Ogden Haverhill Project, Series A, AMT,
6.70%, 12/01/14	$ 410	$ 417,544
Massachusetts Health & Educational Facilities
Authority, RB, Cape Cod Healthcare Obligor (AGC),
5.00%, 11/15/31	1,000	1,036,520
		1,454,064
Education — 78.9%
Massachusetts Development Finance Agency, RB:
Boston University, Series T-1 (AMBAC),
5.00%, 10/01/39	1,000	1,027,940
College Issue, Series B (Syncora), 5.25%, 7/01/33	860	878,069
College of Pharmacy & Allied Health, Series D
(AGC), 5.00%, 7/01/27	500	533,290
Smith College, 5.00%, 7/01/35	2,000	2,073,640
WGBH Educational Foundation, Series A (AMBAC),
5.75%, 1/01/42	1,100	1,284,316
Wheeler School Issue, 6.50%, 12/01/29	540	541,550
Massachusetts Development Finance Agency,
Refunding RB:
Boston University, Series P, 5.45%, 5/15/59	1,500	1,656,930
Clark University (Syncora), 5.13%, 10/01/35	500	517,025
Western New England, Series A (AGC),
5.00%, 9/01/33	250	256,102
Wheelock College, Series C, 5.25%, 10/01/37	1,000	998,520
Williston Northampton School Project (Syncora),
5.00%, 10/01/25	500	511,000
Worcester Polytechnic Institute (NPFGC),
5.00%, 9/01/27	1,985	2,128,952
Massachusetts Health & Educational Facilities
Authority, RB:
Harvard University, Series B, 5.00%, 10/01/38	400	437,080
Harvard University, Series FF, 5.13%, 7/15/37	850	873,247
Northeastern University, Series R, 5.00%, 10/01/33	225	232,900
Simmons College, Series F (FGIC),
5.00%, 10/01/13 (a)	1,000	1,135,530
Springfield College, 5.63%, 10/15/40	500	524,880
Tufts University, 5.38%, 8/15/38	1,000	1,112,320
University of Massachusetts, Series C (NPFGC),
5.13%, 10/01/34	230	232,956
Massachusetts Health & Educational Facilities Authority,
Refunding RB:
Berklee College of Music, Series A,
5.00%, 10/01/37	1,000	1,023,300
Boston College, Series N, 5.13%, 6/01/37	1,000	1,084,380
Harvard University, Series A, 5.50%, 11/15/36	100	116,829
Tufts University, Series M, 5.50%, 2/15/27	1,000	1,268,800
Wellesley College, 5.00%, 7/01/33	1,500	1,604,010
Massachusetts Health & Educational Facilities Authority,
Wheaton College, Series D, 6.00%, 1/01/18	950	950,465
Massachusetts State College Building Authority, RB,
Series A (AMBAC), 5.00%, 5/01/31	1,000	1,060,610
Massachusetts State College Building Authority,
Refunding RB, Series B (Syncora), 5.50%, 5/01/39	825	977,031
		25,041,672

	Par
Municipal Bonds	(000)	Value
Massachusetts (concluded)
Health — 47.4%
Massachusetts Development Finance Agency, RB:
First Mortgage, Edgecombe Project, Series A,
6.75%, 7/01/21	$ 855	$ 881,548
First Mortgage, Overlook Communities, Series A,
6.13%, 7/01/24	850	773,602
Seven Hills Foundation & Affiliates (Radian),
5.00%, 9/01/35	500	435,675
Massachusetts Development Finance Agency,
Refunding RB:
Carleton-Willard Village, 5.63%, 12/01/30	500	516,145
First Mortgage, Brookhaven, Series A (Radian),
5.00%, 3/01/35	1,250	1,111,113
Massachusetts Health & Educational Facilities
Authority, RB:
Baystate Medical Center, Series F, 5.75%, 7/01/33	1,000	1,017,110
Berkshire Health System, Series E,
6.25%, 10/01/31	350	356,300
Berkshire Health System, Series F (AGC),
5.00%, 10/01/19	1,000	1,076,750
Children’s Hospital, Series M, 5.25%, 12/01/39	600	639,780
Children’s Hospital, Series M, 5.50%, 12/01/39	500	542,575
Lahey Clinic Medical Center, Series D,
5.25%, 8/15/37	1,000	1,021,580
Milford-Whitinsville Hospital, Series D,
6.35%, 7/15/12 (a)	750	838,920
Southcoast Health Obligation, Series D,
5.00%, 7/01/39	500	507,100
Winchester Hospital, 5.25%, 7/01/38 (b)	1,000	1,000,690
Massachusetts Health & Educational Facilities Authority,
Refunding RB:
Caregroup, Series E-1, 5.00%, 7/01/28	500	511,680
Christopher House, Series A, 6.88%, 1/01/29	470	470,442
Healthcare System, Covenant, 6.00%, 1/01/12 (a)	170	184,504
Massachusetts Health & Educational Facilities Authority,
Refunding RB :
Healthcare System, Covenant, 6.00%, 1/01/12 (a)	85	92,252
Healthcare System, Covenant, 6.00%, 7/01/22	630	651,722
Healthcare System, Covenant, 6.00%, 7/01/31	315	322,226
Partners Healthcare System, Series B,
5.25%, 7/01/29	1,000	1,005,820
Valley Regional Health System, Series C (AMBAC),
5.75%, 7/01/18	395	395,130
Massachusetts Industrial Finance Agency, RB, Age
Institute of Massachusetts Project, 8.05%, 11/01/25	675	675,797
		15,028,461
Housing — 6.1%
Massachusetts HFA, HRB, Series B, AMT,
5.50%, 6/01/41	495	504,306
Massachusetts HFA, Refunding HRB, Series F, AMT,
5.70%, 6/01/40	980	1,012,448
Massachusetts HFA, Refunding RB, Series 132, AMT,
5.38%, 12/01/27	400	417,784
		1,934,538
State — 3.0%
Massachusetts Development Finance Agency, ERB,
Middlesex School Project, 5.00%, 9/01/33	400	409,160
Massachusetts State College Building Authority, RB,
Series A, 5.50%, 5/01/39	500	554,830
		963,990
Total Municipal Bonds in Massachusetts		44,422,725

See Notes to Financial Statements.

34 ANNUAL REPORT

AUGUST 31, 2010

Schedule of Investments (concluded)

The Massachusetts Health & Tax-Exempt Trust (MHE)
(Percentages shown are based on Net Assets)

	Par
Municipal Bonds	(000)	Value
Puerto Rico — 12.0%
County/City/Special District/School District — 3.4%
Puerto Rico Sales Tax Financing Corp., Refunding RB,
First Sub-Series C:
6.00%, 8/01/39	$ 510	$ 562,902
(AGM), 5.13%, 8/01/42	500	530,100
		1,093,002
State — 3.4%
Puerto Rico Sales Tax Financing Corp., RB, First
Sub-Series A, 5.75%, 8/01/37	1,000	1,068,960
Utilities — 5.2%
Puerto Rico Electric Power Authority, RB, Series WW,
5.50%, 7/01/38	1,000	1,057,890
Puerto Rico Electric Power Authority, Refunding RB,
Series VV (BHAC), 5.25%, 7/01/25	500	596,060
		1,653,950
Total Municipal Bonds in Puerto Rico		3,815,912
Total Municipal Bonds — 152.0%		48,238,637
Municipal Bonds Transferred to
Tender Option Bond Trusts (c)
Massachusetts — 6.9%
State — 6.9%
Massachusetts School Building Authority, RB, Series A
(AGM), 5.00%, 8/15/30	2,009	2,174,234
Total Municipal Bonds Transferred to
Tender Option Bond Trusts — 6.9%		2,174,234
Total Long-Term Investments
(Cost — $48,253,535) — 158.9%		50,412,871
Short-Term Securities
Massachusetts — 0.9%
Massachusetts Health & Educational Facilities Authority,
Refunding RB, VRDN, Partners Healthcare System,
Series D-1, 0.20%, 9/01/10 (d)	300	300,000
	Shares
Money Market Fund — 4.6%
BIF Massachusetts Municipal Money Fund,
0.00% (e)(f)	1,455,666	1,455,666
Total Short-Term Securities
(Cost — $1,755,666) — 5.5%		1,755,666
Total Investments (Cost — $50,009,201*) — 164.4%		52,168,537
Liabilities in Excess of Other Assets — (1.9)%		(588,384)
Liability for Trust Certificates, Including Interest
Expense and Fees Payable — (4.2)%		(1,339,761)
Preferred Shares, at Redemption Value — (58.3)%		(18,501,506)
Net Assets Applicable to Common Shares — 100.0%		$ 31,738,886

* The cost and unrealized appreciation (depreciation) of investments as of
August 31, 2010, as computed for federal income tax purposes, were as follows:

Aggregate cost	$ 48,653,309
Gross unrealized appreciation	$ 2,443,064
Gross unrealized depreciation	(267,431)
Net unrealized appreciation	$ 2,175,633

(a) US government securities, held in escrow, are used to pay interest on this security as well as to retire the bond in full at the date indicated, typically at a premium to par.
(b) When-issued security. Unsettled when-issued transactions were as follows:

		Unrealized
Counterparty	Value	Appreciation
Merrill Lynch	$1,000,690	$22,240

(c) Securities represent bonds transferred to a tender option bond trust in exchange for which the Trust acquired residual interest certificates. These securities serve as col-
lateral in a financing transaction. See Note 1 of the Notes to Financial Statements for details of municipal bonds transferred to tender option bond trusts.
(d) Security may have a maturity of more than one year at time of issuance, but has variable rate and demand features that qualify it as a short-term security. The rate shown is as of report date and maturity shown is the date the principal owed can be recovered through demand.
(e) Investments in companies considered to be an affiliate of the Trust during the year, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as
amended, were as follows:

	Shares Held		Shares Held
	at August 31,	Net	at August 31,
Affiliate	2009	Activity	2010	Income
BIF Massachusetts
Municipal
Money Fund	—	1,455,666	1,455,666	—

(f) Represents the current yield as of report date.
• For Trust compliance purposes, the Trust’s sector classifications refer to any one or more of the sector sub-classifications used by one or more widely recognized mar-
ket indexes or ratings group indexes, and/or as defined by Trust management. This definition may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.
• Fair Value Measurements — Various inputs are used in determining the fair value of investments, which are as follows:
• Level 1 — price quotations in active markets/exchanges for identical assets and liabilities
• Level 2 — other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)
• Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the
Trust’s own assumptions used in determining the fair value of investments)
The inputs or methodologies used for valuing securities are not necessarily an indi-
cation of the risk associated with investing in those securities. For information about the Trust’s policy regarding valuation of investments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.
The following table summarizes the inputs used as of August 31, 2010 in determin-
ing the fair valuation of the Trust’s investments:

Valuation Inputs	Level 1	Level 2	Level 3	Total
Assets:
Investments in Securities:
Long-Term
Investments[1]	—	$50,412,871	—	$50,412,871
Short-Term
Securities	$ 1,455,666	300,000	—	1,755,666
Total	$ 1,455,666	$50,712,871	—	$52,168,537

1 See above Schedule of Investments for values in each sector.

See Notes to Financial Statements.

ANNUAL REPORT

AUGUST 31, 2010

Statements of Assets and Liabilities
	BlackRock	BlackRock
	Maryland	MuniHoldings
	Municipal	New York
	Bond Trust	Insured Fund, Inc.
August 31, 2010	(BZM)	(MHN)
Assets
Investments at value — unaffiliated[1]	$ 46,685,916	$ 765,594,539
Investments at value — affiliated[2]	1,846,050	8,738,117
Interest receivable	562,011	8,731,341
Investments sold receivable	—	—
Income receivable — affiliated	26	280
Prepaid expenses	2,284	19,195
Other assets	6,755	71,682
Total assets	49,103,042	783,155,154
Accrued Liabilities
Income dividends payable — Common Shares	162,579	2,403,204
Investment advisory fees payable	22,561	308,501
Officer’s and Trustees’ fees payable	8,178	74,390
Interest expense and fees payable	731	65,600
Investments purchased payable	—	—
Bank overdraft	—	224
Other affiliates payable	152	2,401
Other accrued expenses payable	58,636	98,956
Total accrued liabilities	252,837	2,953,276
Other Liabilities
Trust certificates[3]	1,500,000	71,712,600
Total Liabilities	1,752,837	74,665,876
Preferred Shares at Redemption Value
Preferred shares at liquidation preference, plus unpaid dividends[4,5,6]	16,001,002	243,636,040
Net Assets Applicable to Common Shareholders	$ 31,349,203	$ 464,853,238
Net Assets Applicable to Common Shareholders Consist of
Paid-in capital[7,8,9]	$ 29,153,612	$ 457,033,768
Undistributed net investment income	597,167	9,785,199
Accumulated net realized gain (loss)	22,950	(30,958,785)
Net unrealized appreciation/depreciation	1,575,474	28,993,056
Net Assets Applicable to Common Shareholders	$ 31,349,203	$ 464,853,238
Net asset value per Common Share	$ 15.23	$ 15.09
[1] Investments at cost — unaffiliated	$ 45,110,442	$ 736,601,483
[2] Investments at cost — affiliated	$ 1,846,050	$ 8,738,117
[3] Represents short-term floating rate certificates issued by tender option bond trusts.
[4] Preferred Shares outstanding:
Par value $0.001 per share	640	—
Par value $0.01 per share	—	—
Par value $0.10 per share	—	9,745
[5] Preferred Shares at liquidation preference	$ 25,000	$ 25,000
[6] Preferred Shares authorized	unlimited	12,520
[7] Par value per Common Share	$ 0.001	$ 0.10
[8] Common Shares outstanding	2,057,959	30,810,302
[9] Common Shares authorized	unlimited	200 million

See Notes to Financial Statements.

36 ANNUAL REPORT

AUGUST 31, 2010

BlackRock	BlackRock	BlackRock	BlackRock	BlackRock	The
New Jersey	New York Insured	New York	New York	Virginia	Massachusetts
Municipal	Municipal	Municipal	Municipal	Municipal	Health & Education
Bond Trust	Income Trust	Bond Trust	Income Trust II	Bond Trust	Tax-Exempt Trust
(BLJ)	(BSE)	(BQH)	(BFY)	(BHV)	(MHE)
$ 53,684,095	$ 145,574,966	$ 65,900,263	$ 118,689,352	$ 39,775,275	$ 50,712,871
915,154	1,077,827	563,059	935,140	164,857	1,455,666
678,379	1,535,550	827,356	1,393,247	583,642	629,152
—	—	—	—	6,000	—
24	23	34	27	15	—
2,588	20,422	3,136	18,919	1,802	4,226
6,158	4,580	6,421	7,060	4,109	—
55,286,398	148,213,368	67,300,269	121,043,745	40,535,700	52,801,915
180,725	457,054	223,338	405,944	127,896	164,319
24,984	61,807	30,931	50,527	18,632	21,352
7,630	6,168	7,925	8,702	5,317	99
531	11,030	1,905	84	1,890	166
238,478	—	—	—	—	978,450
—	—	—	—	—	—
167	454	208	372	118	158
61,798	74,312	60,936	67,799	45,701	57,384
514,313	610,825	325,243	533,428	199,554	1,221,928
719,783	10,408,503	1,439,010	159,940	3,519,616	1,339,595
1,234,096	11,019,328	1,764,253	693,368	3,719,170	2,561,523
18,775,235	40,577,540	22,126,939	44,478,341	11,675,731	18,501,506
$ 35,277,067	$ 96,616,500	$ 43,409,077	$ 75,872,036	$ 25,140,799	$ 31,738,886
$ 32,844,231	$ 91,964,492	$ 39,396,200	$ 70,200,028	$ 22,316,763	$ 29,727,233
613,278	1,579,233	776,644	1,459,815	482,532	563,255
30,105	(3,405,537)	(124,641)	(1,435,903)	134,211	(710,938)
1,789,453	6,478,312	3,360,874	5,648,096	2,207,293	2,159,336
$ 35,277,067	$ 96,616,500	$ 43,409,077	$ 75,872,036	$ 25,140,799	$ 31,738,886
$ 15.23	$ 14.90	$ 15.65	$ 15.33	$ 16.02	$ 13.52
$ 51,894,642	$ 139,096,654	$ 62,539,389	$ 113,041,256	$ 37,567,982	$ 48,553,535
$ 915,154	$ 1,077,827	$ 563,059	$ 935,140	$ 164,857	$ 1,455,666
751	1,623	885	1,779	467	—
—	—	—	—	—	370
—	—	—	—	—	—
$ 25,000	$ 25,000	$ 25,000	$ 25,000	$ 25,000	$ 50,000
unlimited	unlimited	unlimited	unlimited	unlimited	unlimited
$ 0.001	$ 0.001	$ 0.001	$ 0.001	$ 0.001	$ 0.01
2,316,983	6,483,041	2,774,384	4,950,536	1,569,271	2,347,416
unlimited	unlimited	unlimited	unlimited	unlimited	unlimited

See Notes to Financial Statements.

ANNUAL REPORT

AUGUST 31, 2010

Statements of Operations
	BlackRock	BlackRock
	Maryland	MuniHoldings
	Municipal	New York
	Bond Trust	Insured Fund, Inc.
Year Ended August 31, 2010	(BZM)	(MHN)
Investment Income
Interest	$ 2,490,828	$ 36,989,375
Income — affiliated	1,984	5,458
Total income	2,492,812	36,994,833
Expenses
Investment advisory	309,024	4,146,536
Professional	43,417	71,881
Transfer agent	18,621	54,152
Accounting services	15,907	178,525
Commissions for Preferred Shares	13,304	363,387
Printing	9,774	89,769
Custodian	6,116	35,458
Officer and Trustees	4,623	58,418
Registration	888	10,688
Miscellaneous	34,827	121,653
Total expenses excluding interest expense and fees	456,501	5,130,467
Interest expense and fees[1]	11,354	555,890
Total expenses	467,855	5,686,357
Less fees waived by advisor	(63,700)	(635,413)
Less fees paid indirectly	—	—
Total expenses after fees waived and paid indirectly	404,155	5,050,944
Net investment income	2,088,657	31,943,889
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	451,818	(272,092)
Financial futures contracts	(1,952)	(169,301)
	449,866	(441,393)
Net change in unrealized appreciation/depreciation on investments	2,210,199	38,026,973
Total realized and unrealized gain	2,660,065	37,585,580
Dividends and Distributions to Preferred Shareholders From
Net investment income	(64,833)	(994,537)
Net realized gain	—	—
Total dividends and distributions to Preferred Shareholders	(64,833)	(994,537)
Net Increase in Net Assets Applicable to Common Shareholders Resulting from Operations	$ 4,683,889	$ 68,534,932
[1] Related to tender option bond trusts.

See Notes to Financial Statements.

38 ANNUAL REPORT

AUGUST 31, 2010

BlackRock	BlackRock	BlackRock	BlackRock	BlackRock	The
New Jersey	New York Insured	New York	New York	Virginia	Massachusetts
Municipal	Municipal	Municipal	Municipal	Municipal	Health & Education
Bond Trust	Income Trust	Bond Trust	Income Trust II	Bond Trust	Tax-Exempt Trust
(BLJ)	(BSE)	(BQH)	(BFY)	(BHV)	(MHE)
$ 2,859,578	$ 6,948,507	$ 3,482,560	$ 6,042,839	$ 1,953,123	$ 2,493,488
820	561	700	727	936	—
2,860,398	6,949,068	3,483,260	6,043,566	1,954,059	2,493,488
340,313	785,163	424,840	644,135	244,359	248,861
43,511	46,729	44,565	44,367	33,096	39,717
19,300	19,490	19,330	20,604	19,181	28,901
15,875	29,080	17,137	20,512	4,472	16,101
24,710	52,478	26,994	66,155	13,117	28,079
10,479	24,360	12,361	20,515	8,288	7,359
6,615	10,703	7,290	9,894	5,575	5,394
4,907	11,247	5,891	9,486	3,634	3,183
1,000	9,340	9,330	2,139	677	1,014
38,992	39,505	40,326	41,137	34,900	28,471
505,702	1,028,095	608,064	878,944	367,299	407,080
3,724	84,937	12,055	1,281	12,938	8,451
509,426	1,113,032	620,119	880,225	380,237	415,531
(72,724)	(85,308)	(89,119)	(61,441)	(50,071)	(696)
—	—	—	—	—	(2,532)
436,702	1,027,724	531,000	818,784	330,166	412,303
2,423,696	5,921,344	2,952,260	5,224,782	1,623,893	2,081,185
403,030	7,478	71,717	(252,640)	281,937	183,268
3,900	(35,625)	(15,112)	(29,501)	(898)	3,264
406,930	(28,147)	56,605	(282,141)	281,039	186,532
3,328,634	7,960,451	2,995,199	6,454,641	1,580,295	2,879,578
3,735,564	7,932,304	3,051,804	6,172,500	1,861,334	3,066,110
(77,531)	(164,411)	(80,292)	(182,533)	(38,099)	(79,429)
—	—	(19,829)	—	(15,111)	—
(77,531)	(164,411)	(100,121)	(182,533)	(53,210)	(79,429)
$ 6,081,729	$ 13,689,237	$ 5,903,943	$ 11,214,749	$ 3,432,017	$ 5,067,866

See Notes to Financial Statements.

ANNUAL REPORT

AUGUST 31, 2010

Statements of Changes in Net Assets
	BlackRock Maryland Municipal		BlackRock MuniHoldings New York
	Bond Trust (BZM)		Insured Fund, Inc. (MHN)
	Year Ended August 31,		Year Ended August 31,
Increase (Decrease) in Net Assets Applicable to Common Shareholders:	2010	2009	2010	2009
Operations
Net investment income	$ 2,088,657	$ 1,968,397	$ 31,943,889	$ 29,052,201
Net realized gain (loss)	449,866	(403,175)	(441,393)	(2,720,308)
Net change in unrealized appreciation/depreciation	2,210,199	(968,568)	38,026,973	(6,828,468)
Dividends and distributions to Preferred Shareholders from:
Net investment income	(64,833)	(267,792)	(994,537)	(4,263,541)
Net realized gain	—	(2,362)	—	—
Net increase in net assets applicable to Common Shareholders resulting
from operations	4,683,889	326,500	68,534,932	15,239,884
Dividends and Distributions to Common Shareholders From
Net investment income	(1,757,802)	(1,621,017)	(26,885,338)	(20,804,641)
Net realized gain	—	(6,564)	—	—
Decrease in net assets resulting from dividends and distributions to Common Shareholders	(1,757,802)	(1,627,581)	(26,885,338)	(20,804,641)
Capital Share Transactions
Reinvestment of dividends	113,254	122,854	220,939	—
Net Assets Applicable to Common Shareholders
Total increase (decrease) in net assets applicable to Common Shareholders	3,039,341	(1,178,227)	41,870,533	(5,564,757)
Beginning of year	28,309,862	29,488,089	422,982,705	428,547,462
End of year	$ 31,349,203	$ 28,309,862	$464,853,238	$422,982,705
Undistributed net investment income	$ 597,167	$ 331,145	$ 9,785,199	$ 5,762,952

See Notes to Financial Statements.

40 ANNUAL REPORT

AUGUST 31, 2010

BlackRock New Jersey		BlackRock New York Insured		BlackRock New York		BlackRock New York
Municipal Bond Trust (BLJ)		Municipal Income Trust (BSE)		Municipal Bond Trust (BQH)		Municipal Income Trust II (BFY)
Year Ended August 31,		Year Ended August 31,		Year Ended August 31,		Year Ended August 31,
2010	2009	2010	2009	2010	2009	2010	2009
$ 2,423,696	$ 2,409,259	$ 5,921,344	$ 5,705,372	$ 2,952,260	$ 2,981,458	$ 5,224,782	$ 5,217,311
406,930	(102,603)	(28,147)	(2,546,471)	56,605	164,258	(282,141)	(95,748)
3,328,634	(1,440,583)	7,960,451	(34,905)	2,995,199	(841,495)	6,454,641	(1,684,868)
(77,531)	(322,491)	(164,411)	(700,402)	(80,292)	(371,954)	(182,533)	(757,706)
—	—	—	—	(19,829)	(3,799)	—	—
6,081,729	543,582	13,689,237	2,423,594	5,903,943	1,928,468	11,214,749	2,678,989
(2,153,928)	(1,984,969)	(5,287,088)	(4,652,443)	(2,634,618)	(2,335,251)	(4,778,921)	(3,927,976)
—	—	—	—	(257,521)	(10,873)	—	—
(2,153,928)	(1,984,969)	(5,287,088)	(4,652,443)	(2,892,139)	(2,346,124)	(4,778,921)	(3,927,976)
109,800	97,042	72,998	39,052	193,068	18,922	120,935	20,276
4,037,601	(1,344,345)	8,475,147	(2,189,797)	3,204,872	(398,734)	6,556,763	(1,228,711)
31,239,466	32,583,811	88,141,353	90,331,150	40,204,205	40,602,939	69,315,273	70,543,984
$ 35,277,067	$ 31,239,466	$ 96,616,500	$ 88,141,353	$ 43,409,077	$ 40,204,205	$ 75,872,036	$ 69,315,273
$ 613,278	$ 421,041	$ 1,579,233	$ 1,109,388	$ 776,644	$ 539,568	$ 1,459,815	$ 1,196,487

See Notes to Financial Statements.

ANNUAL REPORT

AUGUST 31, 2010

Statements of Changes in Net Assets (concluded)
	BlackRock Virginia		The Massachusetts Health &
	Municipal Bond Trust (BHV)		Education Tax-Exempt Trust (MHE)
	Year Ended August 31,		Year Ended August 31,
Increase (Decrease) in Net Assets Applicable to Common Shareholders:	2010	2009	2010	2009
Operations
Net investment income	$ 1,623,893	$ 1,582,866	$ 2,081,185	$ 1,937,630
Net realized gain (loss)	281,039	300,733	186,532	(594,998)
Net change in unrealized appreciation/depreciation	1,580,295	3,780	2,879,578	(398,553)
Dividends and distributions to Preferred Shareholders from:
Net investment income	(38,099)	(153,097)	(79,429)	(315,726)
Net realized gain	(15,111)	(84,115)	—	—
Net increase in net assets applicable to Common Shareholders resulting
from operations	3,432,017	1,650,167	5,067,866	628,353
Dividends and Distributions to Common Shareholders From
Net investment income	(1,511,124)	(1,388,620)	(1,947,321)	(1,469,268)
Net realized gain	(415,819)	(247,310)	—	—
Decrease in net assets resulting from dividends and distributions to Common Shareholders	(1,926,943)	(1,635,930)	(1,947,321)	(1,469,268)
Capital Share Transactions
Reinvestment of dividends	152,628	121,937	43,301	—
Net Assets Applicable to Common Shareholders
Total increase (decrease) in net assets applicable to Common Shareholders	1,657,702	136,174	3,163,846	(840,915)
Beginning of year	23,483,097	23,346,923	28,575,040	29,415,955
End of year	$ 25,140,799	$ 23,483,097	$ 31,738,886	$ 28,575,040
Undistributed net investment income	$ 482,532	$ 407,862	$ 563,255	$ 508,820

See Notes to Financial Statements.

42 ANNUAL REPORT

AUGUST 31, 2010

Financial Highlights		BlackRock Maryland Municipal Bond Trust (BZM)
		Year Ended August 31,
	2010	2009	2008	2007	2006
Per Share Operating Performance
Net asset value, beginning of year	$ 13.81	$ 14.45	$ 14.91	$ 15.98	$ 16.11
Net investment income	1.02[1]	0.96[1]	1.07[1]	1.08	1.07
Net realized and unrealized gain (loss)	1.29	(0.68)	(0.36)	(0.99)	(0.08)
Dividends and distributions to Preferred Shareholders from:
Net investment income	(0.03)	(0.13)	(0.28)	(0.31)	(0.26)
Net realized gain	—	(0.00)[2]	(0.01)	(0.00)[2]	—
Net increase (decrease) from investment operations	2.28	0.15	0.42	(0.22)	0.73
Dividends and distributions to Common Shareholders from:
Net investment income	(0.86)	(0.79)	(0.87)	(0.85)	(0.86)
Net realized gain	—	(0.00)[2]	(0.01)	(0.00)[2]	—
Total dividends and distributions to Common Shareholders	(0.86)	(0.79)	(0.88)	(0.85)	(0.86)
Net asset value, end of year	$ 15.23	$ 13.81	$ 14.45	$ 14.91	$ 15.98
Market price, end of year	$ 15.91	$ 15.35	$ 15.75	$ 17.43	$ 17.45
Total Investment Return[3]
Based on net asset value	16.80%	1.52%	2.60%	(1.85)%	4.57%
Based on market price	9.77%	3.53%	(4.33)%	5.08%	15.26%
Ratios to Average Net Assets Applicable to Common Shareholders
Total expenses[4]	1.56%	1.83%	1.70%	1.54%	1.64%
Total expenses after fees waived and before fees paid indirectly[4]	1.35%	1.50%	1.32%	1.10%	1.17%
Total expenses after fees waived and paid indirectly[4]	1.35%	1.50%	1.32%	1.07%	1.11%
Total expenses after fees waived and paid indirectly
and excluding interest expense and fees[4,5]	1.31%	1.39%	1.28%	1.07%	1.11%
Net investment income[4]	6.95%	7.62%	7.19%	6.87%	6.76%
Dividends paid to Preferred Shareholders	0.21%	1.04%	1.89%	1.94%	1.66%
Net investment income to Common Shareholders	6.74%	6.58%	5.30%	4.93%	5.10%
Supplemental Data
Net assets applicable to Common Shareholders, end of year (000)	$ 31,349	$ 28,310	$ 29,488	$ 30,302	$ 32,354
Preferred Shares outstanding at $25,000 liquidation preference, end of year (000)	$ 16,000	$ 16,000	$ 16,000	$ 18,000	$ 18,000
Portfolio turnover	13%	9%	15%	7%	—
Asset coverage per Preferred Share at $25,000 liquidation preference, end of year	$ 73,985	$ 69,235	$ 71,083	$ 67,089	$ 69,950

1 Based on average Common Shares outstanding.
2 Amount is less than $(0.01) per share.
3 Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.
4 Do not reflect the effect of dividends to Preferred Shareholders.
5 Interest expense and fees relate to tender option bond trusts. See Note 1 of the Notes to Financial Statements for details of municipal bonds transferred to tender option bond trusts.

See Notes to Financial Statements.

ANNUAL REPORT

AUGUST 31, 2010

Financial Highlights	BlackRock MuniHoldings New York Insured Fund, Inc. (MHN)
		Year Ended August 31,
	2010	2009	2008	2007	2006
Per Share Operating Performance
Net asset value, beginning of year	$ 13.74	$ 13.92	$ 14.40	$ 14.96	$ 15.54
Net investment income[1]	1.04	0.94	0.98	1.00	1.03
Net realized and unrealized gain (loss)	1.21	(0.30)	(0.48)	(0.52)	(0.48)
Dividends to Preferred Shareholders from net investment income	(0.03)	(0.14)	(0.32)	(0.34)	(0.29)
Net increase from investment operations	2.22	0.50	0.18	0.14	0.26
Dividends to Common Shareholders from net investment income	(0.87)	(0.68)	(0.66)	(0.70)	(0.84)
Net asset value, end of year	$ 15.09	$ 13.74	$ 13.92	$ 14.40	$ 14.96
Market price, end of year	$ 15.17	$ 12.89	$ 12.12	$ 13.53	$ 14.62
Total Investment Return[2]
Based on net asset value	16.87%	5.19%	1.74%	1.12%	1.98%
Based on market price	25.24%	13.34%	(5.72)%	(2.78)%	1.36%
Ratios to Average Net Assets Applicable to Common Shareholders
Total expenses[3]	1.29%	1.55%	1.65%	1.79%	1.73%
Total expenses after fees waived[3]	1.14%	1.35%	1.52%	1.71%	1.65%
Total expenses after fees waived and excluding interest expense and fees[3,4]	1.02%	1.05%	1.15%	1.15%	1.15%
Net investment income[3]	7.24%	7.45%	6.90%	6.65%	6.94%
Dividends paid to Preferred Shareholders	0.23%	1.09%	2.24%	2.29%	1.93%
Net investment income to Common Shareholders	7.01%	6.36%	4.66%	4.36%	5.01%
Supplemental Data
Net assets applicable to Common Shareholders, end of year (000)	$ 464,853	$ 422,983	$ 428,547	$ 443,296	$ 460,638
Preferred Shares outstanding at $25,000 liquidation preference, end of year (000)	$ 243,625	$ 243,625	$ 252,875	$ 313,000	$ 313,000
Portfolio turnover	10%	18%	21%	24%	47%
Asset coverage per Preferred Share at $25,000 liquidation preference, end of year	$ 72,703	$ 68,407	$ 67,379	$ 60,422	$ 61,799

1 Based on average Common Shares outstanding.
2 Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.
3 Do not reflect the effect of dividends to Preferred Shareholders.
4 Interest expense and fees relate to tender option bond trusts. See Note 1 of the Notes to Financial Statements for details of municipal bonds transferred to tender option bond trusts.

See Notes to Financial Statements.

44 ANNUAL REPORT

AUGUST 31, 2010

Financial Highlights		BlackRock New Jersey Municipal Bond Trust (BLJ)
		Year Ended August 31,
	2010	2009	2008	2007	2006
Per Share Operating Performance
Net asset value, beginning of year	$ 13.53	$ 14.16	$ 15.38	$ 16.33	$ 16.26
Net investment income	1.05[1]	1.05[1]	1.14[1]	1.15	1.16
Net realized and unrealized gain (loss)	1.61	(0.68)	(1.11)	(0.87)	0.18
Dividends and distributions to Preferred Shareholders from:
Net investment income	(0.03)	(0.14)	(0.29)	(0.29)	(0.24)
Net realized gain	—	—	(0.00)[2]	—	(0.02)
Net increase (decrease) from investment operations	2.63	0.23	(0.26)	(0.01)	1.08
Dividends and distributions to Common Shareholders from:
Net investment income	(0.93)	(0.86)	(0.95)	(0.94)	(0.95)
Net realized gain	—	—	(0.01)	—	(0.06)
Total dividends and distributions to Common Shareholders	(0.93)	(0.86)	(0.96)	(0.94)	(1.01)
Net asset value, end of year	$ 15.23	$ 13.53	$ 14.16	$ 15.38	$ 16.33
Market price, end of year	$ 15.63	$ 13.59	$ 14.76	$ 16.90	$ 18.30
Total Investment Return[3]
Based on net asset value	20.04%	2.50%	(2.12)%	(0.61)%	6.77%
Based on market price	22.65%	(1.23)%	(7.15)%	(2.54)%	21.74%
Ratios to Average Net Assets Applicable to Common Shareholders
Total expenses[4]	1.54%	1.72%	1.67%	1.47%	1.59%
Total expenses after fees waived and before fees paid indirectly[4]	1.32%	1.36%	1.28%	1.03%	1.11%
Total expenses after fees waived and paid indirectly[4]	1.32%	1.36%	1.28%	1.00%	1.06%
Total expenses after fees waived and paid indirectly
and excluding interest expense and fees[4,5]	1.31%	1.34%	1.26%	1.00%	1.06%
Net investment income[4]	7.32%	8.55%	7.64%	7.11%	7.24%
Dividends paid to Preferred Shareholders	0.24%	1.14%	1.97%	1.79%	1.50%
Net investment income to Common Shareholders	7.08%	7.41%	5.67%	5.32%	5.74%
Supplemental Data
Net assets applicable to Common Shareholders, end of year (000)	$ 35,277	$ 31,239	$ 32,584	$ 35,246	$ 37,263
Preferred Shares outstanding at $25,000 liquidation preference, end of year (000)	$ 18,775	$ 18,775	$ 19,200	$ 20,225	$ 20,225
Portfolio turnover	18%	28%	17%	35%	—
Asset coverage per Preferred Share at $25,000 liquidation preference, end of year	$ 71,974	$ 66,600	$ 67,439	$ 68,578	$ 71,067

1 Based on average Common Shares outstanding.

2 Amount is less than $(0.01) per share.

3 Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.

4 Do not reflect the effect of dividends to Preferred Shareholders.

5 Interest expense and fees relate to tender option bond trusts. See Note 1 of the Notes to Financial Statements for details of municipal bonds transferred to tender option bond trusts.

See Notes to Financial Statements.

ANNUAL REPORT

AUGUST 31, 2010

Financial Highlights	BlackRock New York Insured Municipal Income Trust (BSE)
		Year Ended August 31,
	2010	2009	2008	2007	2006
Per Share Operating Performance
Net asset value, beginning of year	$ 13.61	$ 13.95	$ 14.58	$ 15.34	$ 15.30
Net investment income	0.91[1]	0.88[1]	0.96[1]	0.99	1.00
Net realized and unrealized gain (loss)	1.23	(0.39)	(0.60)	(0.72)	(0.01)
Dividends and distributions to Preferred Shareholders from:
Net investment income	(0.03)	(0.11)	(0.25)	(0.26)	(0.24)
Net realized gain	—	—	(0.01)	(0.02)	—
Net increase (decrease) from investment operations	2.11	0.38	0.10	(0.01)	0.75
Dividends and distributions to Common Shareholders from:
Net investment income	(0.82)	(0.72)	(0.70)	(0.70)	(0.71)
Net realized gain	—	—	(0.03)	(0.05)	—
Total dividends and distributions to Common Shareholders	(0.82)	(0.72)	(0.73)	(0.75)	(0.71)
Net asset value, end of year	$ 14.90	$ 13.61	$ 13.95	$ 14.58	$ 15.34
Market price, end of year	$ 14.91	$ 13.15	$ 13.26	$ 14.12	$ 14.70
Total Investment Return[2]
Based on net asset value	16.04%	3.98%	0.80%	(0.06)%	5.46%
Based on market price	20.18%	5.70%	(1.07)%	1.01%	0.73%
Ratios to Average Net Assets Applicable to Common Shareholders
Total expenses[3]	1.21%	1.53%	1.34%	1.21%	1.25%
Total expenses after fees waived and before fees paid indirectly[3]	1.12%	1.33%	1.09%	0.90%	0.92%
Total expenses after fees waived and paid indirectly[3]	1.12%	1.33%	1.09%	0.89%	0.90%
Total expenses after fees waived and paid indirectly
and excluding interest expense and fees[3,4]	1.03%	1.05%	0.99%	0.89%	0.90%
Net investment income[3]	6.45%	7.16%	6.59%	6.53%	6.63%
Dividends paid to Preferred Shareholders	0.18%	0.88%	1.74%	1.69%	1.58%
Net investment income to Common Shareholders	6.27%	6.28%	4.85%	4.84%	5.05%
Supplemental Data
Net assets applicable to Common Shareholders, end of year (000)	$ 96,617	$ 88,141	$ 90,331	$ 94,314	$ 99,255
Preferred Shares outstanding at $25,000 liquidation preference, end of year (000)	$ 40,575	$ 40,575	$ 41,675	$ 56,000	$ 56,000
Portfolio turnover	8%	23%	24%	30%	9%
Asset coverage per Preferred Share at $25,000 liquidation preference, end of year	$ 84,531	$ 79,309	$ 79,196	$ 67,107	$ 69,324

1 Based on average Common Shares outstanding.
2 Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.
3 Do not reflect the effect of dividends to Preferred Shareholders.
4 Interest expense and fees relate to tender option bond trusts. See Note 1 of the Notes to Financial Statements for details of municipal bonds transferred to tender option bond trusts.

See Notes to Financial Statements.

46 ANNUAL REPORT

AUGUST 31, 2010

Financial Highlights		BlackRock New York Municipal Bond Trust (BQH)
		Year Ended August 31,
	2010	2009	2008	2007	2006
Per Share Operating Performance
Net asset value, beginning of year	$ 14.56	$ 14.71	$ 15.39	$ 16.02	$ 16.09
Net investment income	1.07[1]	1.08[1]	1.14[1]	1.14	1.13
Net realized and unrealized gain (loss)	1.09	(0.24)	(0.57)	(0.56)	(0.02)
Dividends and distributions to Preferred Shareholders from:
Net investment income	(0.03)	(0.14)	(0.29)	(0.29)	(0.25)
Net realized gain	(0.01)	(0.00)[2]	(0.01)	—	—
Net increase from investment operations	2.12	0.70	0.27	0.29	0.86
Dividends and distributions to Common Shareholders from:
Net investment income	(0.94)	(0.85)	(0.93)	(0.92)	(0.93)
Net realized gain	(0.09)	(0.00)[2]	(0.02)	—	—
Total dividends and distributions to Common Shareholders	(1.03)	(0.85)	(0.95)	(0.92)	(0.93)
Net asset value, end of year	$ 15.65	$ 14.56	$ 14.71	$ 15.39	$ 16.02
Market price, end of year	$ 15.79	$ 14.32	$ 14.62	$ 16.32	$ 16.81
Total Investment Return[3]
Based on net asset value	15.18%	5.97%	1.62%	1.52%	5.51%
Based on market price	18.15%	4.87%	(4.76)%	2.60%	12.39%
Ratios to Average Net Assets Applicable to Common Shareholders
Total expenses[4]	1.49%	1.61%	1.63%	1.47%	1.56%
Total expenses after fees waived and before fees paid indirectly[4]	1.27%	1.30%	1.25%	1.02%	1.09%
Total expenses after fees waived and paid indirectly[4]	1.27%	1.30%	1.25%	1.00%	1.06%
Total expenses after fees waived and paid indirectly
and excluding interest expense and fees[4,5]	1.24%	1.25%	1.23%	1.00%	1.06%
Net investment income[4]	7.07%	8.06%	7.45%	7.16%	7.16%
Dividends paid to Preferred Shareholders	0.19%	1.01%	1.90%	1.81%	1.60%
Net investment income to Common Shareholders	6.88%	7.05%	5.55%	5.35%	5.56%
Supplemental Data
Net assets applicable to Common Shareholders, end of year (000)	$ 43,409	$ 40,204	$ 40,603	$ 42,160	$ 43,541
Preferred Shares outstanding at $25,000 liquidation preference, end of year (000)	$ 22,125	$ 22,125	$ 22,400	$ 24,200	$ 24,200
Portfolio turnover	22%	30%	19%	23%	12%
Asset coverage per Preferred Share at $25,000 liquidation preference, end of year	$ 74,052	$ 70,431	$ 70,327	$ 68,560	$ 69,985

1 Based on average Common Shares outstanding.
2 Amount is less than $(0.01) per share.
3 Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.
4 Do not reflect the effect of dividends to Preferred Shareholders.
5 Interest expense and fees relate to tender option bond trusts. See Note 1 of the Notes to Financial Statements for details of municipal bonds transferred to tender option bond trusts.

See Notes to Financial Statements.

ANNUAL REPORT

AUGUST 31, 2010

Financial Highlights		BlackRock New York Municipal Income Trust II (BFY)
		Year Ended August 31,
	2010	2009	2008	2007	2006
Per Share Operating Performance
Net asset value, beginning of year	$ 14.03	$ 14.28	$ 14.84	$ 15.47	$ 15.23
Net investment income	1.06[1]	1.06[1]	1.08[1]	1.07	1.06
Net realized and unrealized gain (loss)	1.25	(0.36)	(0.55)	(0.67)	0.14
Dividends and distributions to Preferred Shareholders from:
Net investment income	(0.04)	(0.15)	(0.29)	(0.30)	(0.25)
Net realized gain	—	—	(0.01)	—	—
Net increase from investment operations	2.27	0.55	0.23	0.10	0.95
Dividends and distributions to Common Shareholders from:
Net investment income	(0.97)	(0.80)	(0.77)	(0.73)	(0.71)
Net realized gain	—	—	(0.02)	—	—
Total dividends and distributions to Common Shareholders	(0.97)	(0.80)	(0.79)	(0.73)	(0.71)
Net asset value, end of year	$ 15.33	$ 14.03	$ 14.28	$ 14.84	$ 15.47
Market price, end of year	$ 15.48	$ 14.00	$ 13.60	$ 14.22	$ 14.38
Total Investment Return[2]
Based on net asset value	16.69%	5.23%	1.70%	0.69%	6.93%
Based on market price	18.09%	10.26%	1.08%	3.80%	7.97%
Ratios to Average Net Assets Applicable to Common Shareholders
Total expenses[3]	1.21%	1.33%	1.30%	1.25%	1.29%
Total expenses after fees waived and before fees paid indirectly[3]	1.13%	1.16%	1.13%	1.01%	1.05%
Total expenses after fees waived and paid indirectly[3]	1.13%	1.16%	1.13%	1.00%	1.02%
Total expenses after fees waived and paid indirectly
and excluding interest expense and fees[3,4]	1.13%	1.16%	1.13%	1.00%	1.02%
Net investment income[3]	7.21%	8.17%	7.33%	6.92%	6.96%
Dividends paid to Preferred Shareholders	0.25%	1.19%	1.94%	1.94%	1.66%
Net investment income to Common Shareholders	6.96%	6.98%	5.39%	4.98%	5.30%
Supplemental Data
Net assets applicable to Common Shareholders, end of year (000)	$ 75,872	$ 69,315	$ 70,544	$ 73,302	$ 76,393
Preferred Shares outstanding at $25,000 liquidation preference, end of year (000)	$ 44,475	$ 44,475	$ 44,650	$ 44,650	$ 44,650
Portfolio turnover	16%	16%	12%	27%	22%
Asset coverage per Preferred Share at $25,000 liquidation preference, end of year	$ 67,651	$ 63,965	$ 64,508	$ 66,048	$ 67,775

1 Based on average Common Shares outstanding.
2 Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.
3 Do not reflect the effect of dividends to Preferred Shareholders.
4 Interest expense and fees relate to tender option bond trusts. See Note 1 of the Notes to Financial Statements for details of municipal bonds transferred to tender option bond trusts.

See Notes to Financial Statements.

48 ANNUAL REPORT

AUGUST 31, 2010

Financial Highlights		BlackRock Virginia Municipal Bond Trust (BHV)
		Year Ended August 31,
	2010	2009	2008	2007	2006
Per Share Operating Performance
Net asset value, beginning of year	$ 15.05	$ 15.03	$ 15.57	$ 16.35	$ 16.34
Net investment income	1.04[1]	1.02[1]	1.11[1]	1.11	1.10
Net realized and unrealized gain (loss)	1.19	0.20	(0.45)	(0.68)	0.04
Dividends and distributions to Preferred Shareholders from:
Net investment income	(0.02)	(0.10)	(0.30)	(0.27)	(0.26)
Net realized gain	(0.01)	(0.05)	—	(0.02)	—
Net increase from investment operations	2.20	1.07	0.36	0.14	0.88
Dividends and distributions to Common Shareholders from:
Net investment income	(0.96)	(0.89)	(0.90)	(0.87)	(0.87)
Net realized gain	(0.27)	(0.16)	—	(0.05)	—
Total dividends and distributions to Common Shareholders	(1.23)	(1.05)	(0.90)	(0.92)	(0.87)
Net asset value, end of year	$ 16.02	$ 15.05	$ 15.03	$ 15.57	$ 16.35
Market price, end of year	$ 18.77	$ 17.50	$ 19.50	$ 17.85	$ 18.45
Total Investment Return[2]
Based on net asset value	14.15%	6.94%	1.59%	0.21%	5.30%
Based on market price	15.02%	(4.16)%	14.97%	1.80%	12.23%
Ratios to Average Net Assets Applicable to Common Shareholders
Total expenses[3]	1.57%	1.75%	1.70%	1.58%	1.68%
Total expenses after fees waived and before fees paid indirectly[3]	1.36%	1.45%	1.34%	1.14%	1.22%
Total expenses after fees waived and paid indirectly[3]	1.36%	1.45%	1.34%	1.09%	1.15%
Total expenses after fees waived and paid indirectly
and excluding interest expense and fees[3,4]	1.31%	1.37%	1.31%	1.09%	1.15%
Net investment income[3]	6.71%	7.43%	7.14%	6.85%	6.83%
Dividends paid to Preferred Shareholders	0.16%	0.72%	1.90%	1.69%	1.60%
Net investment income to Common Shareholders	6.55%	6.71%	5.24%	5.16%	5.23%
Supplemental Data
Net assets applicable to Common Shareholders, end of year (000)	$ 25,141	$ 23,483	$ 23,347	$ 24,053	$ 25,097
Preferred Shares outstanding at $25,000 liquidation preference, end of year (000)	$ 11,675	$ 11,675	$ 12,175	$ 13,525	$ 13,525
Portfolio turnover	26%	32%	11%	12%	5%
Asset coverage per Preferred Share at $25,000 liquidation preference, end of year	$ 78,836	$ 75,286	$ 72,948	$ 69,463	$ 71,404

1 Based on average Common Shares outstanding.
2 Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.
3 Do not reflect the effect of dividends to Preferred Shareholders.
4 Interest expense and fees relate to tender option bond trusts. See Note 1 of the Notes to Financial Statements for details of municipal bonds transferred to tender option bond trusts.

See Notes to Financial Statements.

ANNUAL REPORT

AUGUST 31, 2010

Financial Highlights		The Massachusetts Health & Education Tax-Exempt Trust (MHE)
			Period
			January 1,
			2008 to
	Year Ended August 31,			Year Ended December 31,
			August 31,
	2010	2009	2008	2007	2006	2005
Per Share Operating Performance
Net asset value, beginning of period	$ 12.19	$ 12.55	$ 13.10	$ 13.90	$ 13.59	$ 13.74
Net investment income[1]	0.89	0.83	0.59	0.92	0.90	0.83
Net realized and unrealized gain (loss)	1.31	(0.43)	(0.58)	(0.82)	0.47	0.15
Dividends and distributions to Preferred Shareholders from:
Net investment income	(0.03)	(0.13)	(0.17)	(0.31)	(0.25)	(0.11)
Net realized gain	—	—	—	—	(0.03)	(0.01)
Net increase (decrease) from investment operations	2.17	0.27	(0.16)	(0.21)	1.09	0.86
Dividends and distributions to Common Shareholders from:
Net investment income	(0.84)	(0.63)	(0.39)	(0.59)	(0.68)	(0.78)
Net realized gain	—	—	—	(0.00)[2]	(0.10)	(0.13)
Total dividends and distributions to Common Shareholders	(0.84)	(0.63)	(0.39)	(0.59)	(0.78)	(0.91)
Capital charges with respect to issuance of Preferred Shares	—	—	—	—	—	(0.10)
Net asset value, end of period	$ 13.52	$ 12.19	$ 12.55	$ 13.10	$ 13.90	$ 13.59
Market price, end of period	$ 13.98	$ 12.00	$ 11.22	$ 11.95	$ 13.10	$ 13.60
Total Investment Return[2]
Based on net asset value	18.40%	3.29%	(1.01)%[3]	(1.23)%	8.30%	5.46%
Based on market price	24.37%	13.73%	(2.99)%[3]	(4.40)%	1.99%	(10.71)%
Ratios to Average Net Assets Applicable to Common Shareholders
Total expenses[4]	1.39%	1.54%	1.77%[5]	1.47%	1.64%	1.30%
Total expenses after fees waived and paid indirectly[4]	1.38%	1.54%	1.77%[5]	1.47%	1.64%	1.30%
Total expenses after fees waived and paid indirectly
and excluding interest expense and fees[4,6]	1.35%	1.45%	1.73%[5]	1.47%	1.64%	1.30%
Net investment income[4]	6.95%	7.50%	6.82%[5]	6.78%	6.61%	6.00%
Dividends paid to Preferred Shareholders	0.24%	1.22%	2.03%[5]	2.27%	2.07%	0.76%
Net investment income Common Shareholders	6.71%	6.28%	4.79%[5]	4.51%	4.54%	5.24%
Supplemental Data
Net assets applicable to Common Shareholders,
end of period (000)	$ 31,739	$ 28,575	$ 29,416	$ 30,717	$ 32,581	$ 31,792
Preferred Shares outstanding at $50,000
liquidation preference, end of period (000)	$ 18,500	$ 18,500	$ 18,500	$ 20,000	$ 20,000	$ 20,000
Portfolio turnover	12%	12%	5%	18%	9%	16%
Asset coverage per Preferred Share at $50,000
liquidation preference, end of period	$ 135,785	$ 127,234	$ 129,523	$ 126,835	$ 131,484	$ 129,506

1 Based on average Common Shares outstanding.
2 Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.
3 Aggregate total investment return.
4 Do not reflect the effect of dividends to Preferred Shareholders.
5 Annualized.
6 Interest expense and fees relate to tender option bond trusts. See Note 1 of the Notes to Financial Statements for details of municipal bonds transferred to tender option bond trusts.

See Notes to Financial Statements.

50 ANNUAL REPORT

AUGUST 31, 2010

Notes to Financial Statements

1. Organization and Significant Accounting Policies:

BlackRock MuniHoldings New York Insured Fund, Inc. ("MHN"), BlackRock
New York Insured Municipal Income Trust ("BSE")(collectively, the “Insured
Trusts”), BlackRock Maryland Municipal Bond Trust ("BZM"), BlackRock
New Jersey Municipal Bond Trust ("BLJ"), BlackRock New York Municipal
Bond Trust (“BQH"), BlackRock Virginia Municipal Bond Trust ("BHV") (col-
lectively the "Bond Trusts"), BlackRock New York Municipal Income Trust II
("BFY") and The Massachusetts Health & Education Tax-Exempt Trust
("MHE") (all, collectively the "Trusts" or individually as a "Trust") are regis-
tered under the Investment Company Act of 1940, as amended (the “1940
Act”), as non diversified, closed-end management investment companies.
The Trusts are organized as Delaware statutory trusts except MHN and
MHE, which are organized as a Maryland corporation and a Massachusetts business trust, respectively. The Trusts' financial statements are prepared in conformity with accounting principles generally accepted in the United
States of America ("US GAAP"), which may require management to make estimates and assumptions that affect the reported amounts and disclo-
sures in the financial statements. Actual results could differ from those estimates. The Trusts determine, and make available for publication the net asset value of their Common Shares on a daily basis.

The following is a summary of significant accounting policies followed by the Trusts:

Valuation: The Trusts fair value their financial instruments at market value using independent dealers or pricing services under policies approved by each Trust’s Board of Directors/Trustees (“the Board”). Municipal invest-
ments (including commitments to purchase such investments on a “when-
issued” basis) are valued on the basis of prices provided by dealers or pricing services. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments and information with respect to various rela-
tionships between investments. Financial futures contracts traded on exchanges are valued at their last sale price. Short-term securities with remaining maturities of 60 days or less may be valued at amortized cost, which approximates fair value. Investments in open-end investment compa-
nies are valued at net asset value each business day.

In the event that application of these methods of valuation results in a price for an investment which is deemed not to be representative of the market value of such investment or is not available, the investment will be valued in accordance with a policy approved by the Board as reflecting fair value ("Fair Value Assets"). When determining the price for Fair Value
Assets, the investment advisor and/or the sub-advisor seeks to determine the price that each Trust might reasonably expect to receive from the cur-
rent sale of that asset in an arm’s-length transaction. Fair value determina-
tions shall be based upon all available factors that the investment advisor and/or sub-advisor deems relevant. The pricing of all Fair Value Assets is subsequently reported to the Board or a committee thereof.

Forward Commitments and When-Issued Delayed Delivery Securities: The
Trusts may purchase securities on a when-issued basis and may purchase or sell securities on a forward commitment basis. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made. The Trusts may purchase securities under such conditions with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date.
Since the value of securities purchased may fluctuate prior to settlement, the Trusts may be required to pay more at settlement than the security is worth. In addition, the purchaser is not entitled to any of the interest earned prior to settlement. When purchasing a security on a delayed deliv-
ery basis, the Trusts assume the rights and risks of ownership of the secu-
rity, including the risk of price and yield fluctuations. In the event of default by the counterparty, the Trusts' maximum amount of loss is the unrealized appreciation of unsettled when-issued transactions, which is shown on the
Schedules of Investments, if any.

Municipal Bonds Transferred to Tender Option Bond Trusts: The Trusts
leverage their assets through the use of tender option bond trusts (“TOBs”).
A TOB is established by a third party sponsor forming a special purpose entity, into which one or more funds, or an agent on behalf of the funds, transfers municipal bonds. Other funds managed by the investment advisor may also contribute municipal bonds to a TOB into which a Trust has con-
tributed bonds. A TOB typically issues two classes of beneficial interests:
short-term floating rate certificates, which are sold to third party investors, and residual certificates (“TOB Residuals”), which are generally issued to the participating funds that made the transfer. The TOB Residuals held by a
Trust include the right of a Trust (1) to cause the holders of a proportional share of the short-term floating rate certificates to tender their certificates at par, including during instances of a rise in short-term interest rates, and
(2) to transfer, within seven days, a corresponding share of the municipal bonds from the TOB to a Trust. The TOB may also be terminated without the consent of a Trust upon the occurrence of certain events as defined in the
TOB agreements. Such termination events may include the bankruptcy or default of the municipal bond, a substantial downgrade in credit quality of the municipal bond, the inability of the TOB to obtain quarterly or annual renewal of the liquidity support agreement, a substantial decline in market value of the municipal bond or the inability to remarket the short-term floating rate certificates to third party investors.

The cash received by the TOB from the sale of the short-term floating rate certificates, less transaction expenses, is paid to a Trust, which typically invests the cash in additional municipal bonds. Each Trust’s transfer of the municipal bonds to a TOB is accounted for as a secured borrowing, there-
fore the municipal bonds deposited into a TOB are presented in the Trusts'
Schedules of Investments and the proceeds from the issuance of the short-
term floating rate certificates are shown as trust certificates in the
Statements of Assets and Liabilities.

Interest income from the underlying municipal bonds are recorded by the
Trusts on an accrual basis. Interest expense incurred on the secured bor-
rowing and other expenses related to remarketing, administration and trustee services to a TOB are shown as interest expense and fees in the
Statements of Operations. The short-term floating rate certificates have interest rates that generally reset weekly and their holders have the option to tender certificates to the TOB for redemption at par at each reset date.
At August 31, 2010, the aggregate value of the underlying municipal bonds

ANNUAL REPORT

AUGUST 31, 2010

Notes to Financial Statements (continued)

transferred to TOBs, the related liability for trust certificates and the range of interest rates on the liability for trust certificates were as follows:

Underlying
	Municipal Bonds	Liability	Range of
	Transferred	for Trust	Interest
	to TOBs	Certificates	Rates
BZM	$ 3,250,230	$ 1,500,000	0.30%
MHN	$143,995,453	$ 71,712,600	0.30% – 0.43%
BLJ	$ 1,302,569	$ 719,783	0.29% – 0.36%
BSE	$ 18,476,244	$ 10,408,503	0.30% – 0.40%
BQH	$ 2,816,402	$ 1,439,010	0.30% – 0.36%
BFY	$ 276,285	$ 159,940	0.30%
BHV	$ 7,375,198	$ 3,519,616	0.26% – 0.35%
MHE	$ 2,174,234	$ 1,339,595	0.30%

For the year ended August 31, 2010, the Trusts' average trust certificates outstanding and the daily weighted average interest rate, including fees, were as follows:

	Average Trust	Daily Weighted
	Certificates	Average
	Outstanding	Interest Rate
BZM	$ 1,500,000	0.76%
MHN	$69,080,634	0.81%
BLJ	$ 451,838	0.82%
BSE	$10,408,503	0.82%
BQH	$ 1,482,257	0.81%
BFY	$ 159,940	0.80%
BHV	$ 1,729,673	0.75%
MHE	$ 1,339,595	0.63%

Should short-term interest rates rise, the Trusts' investments in TOBs may adversely affect the Trusts' net investment income and dividends to
Common Shareholders. Also, fluctuations in the market values of municipal bonds deposited into the TOB may adversely affect the Trusts' net asset values per share.

Zero-Coupon Bonds: The Trusts may invest in zero-coupon bonds, which are normally issued at a significant discount from face value and do not provide for periodic interest payments. Zero-coupon bonds may experience greater volatility in market value than similar maturity debt obligations which provide for regular interest payments.

Segregation and Collateralization: In cases in which the 1940 Act and the interpretive positions of the Securities and Exchange Commission
(“SEC”) require that the Trusts either deliver collateral or segregate assets in connection with certain investments (e.g., financial futures contracts)
the Trusts will, consistent with SEC rules and/or certain interpretive letters issued by the SEC, segregate collateral or designate on their books and records cash or other liquid securities having a market value at least equal to the amount that would otherwise be required to be physically segre-
gated. Furthermore, based on requirements and agreements with certain exchanges and third party broker-dealers, each party has requirements to deliver/deposit securities as collateral for certain investments.

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the transac-
tions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis.
Dividend income is recorded on the ex-dividend dates. Interest income,

including amortization of premium and accretion of discount on debt secu-
rities, is recognized on the accrual basis.

Dividends and Distributions: Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates. The amount and timing of dividends and distribu-
tions are determined in accordance with federal income tax regulations, which may differ from US GAAP. Dividends and distributions to Preferred
Shareholders are accrued and determined as described in Note 7.

Income Taxes: It is each Trust's policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

The Trusts file US federal and various state and local tax returns. No income tax returns are currently under examination. The statutes of limita-
tions on the Trusts' US federal tax returns remain open for each of the four years ended August 31, 2010 (two years ended August 31, 2010, the period ended August 31, 2008 and the year ended December 31, 2007 for MHE). The statutes of limitations on the Trusts' state and local tax returns may remain open for an additional year depending upon the juris-
diction. There are no uncertain tax positions that require recognition of a tax liability.

Deferred Compensation and BlackRock Closed-End Share Equivalent
Investment Plan: Under the deferred compensation plan approved by each
Trust's Board, non-interested Directors/Trustees (“Independent Trustees”)
may defer a portion of their annual complex-wide compensation. Deferred amounts earn an approximate return as though equivalent dollar amounts had been invested in common shares of certain other BlackRock Closed-
End Funds selected by the Independent Trustees. This has approximately the same economic effect for the Independent Trustees as if the Inde-
pendent Trustees had invested the deferred amounts directly in certain other BlackRock Closed-End Funds.

The deferred compensation plan is not funded and obligations thereunder represent general unsecured claims against the general assets of each
Trust. Each Trust may, however, elect to invest in common shares of certain other BlackRock Closed-End Funds selected by the Independent Trustees in order to match its deferred compensation obligations. Investments to cover each Trust's deferred compensation liability, if any, are included in other assets in the Statements of Assets and Liabilities. Dividends and distribu-
tions from the BlackRock Closed-End Fund investments under the plan are included in income — affiliated in the Statements of Operations.

Other: Expenses directly related to a Trust are charged to the Trust. Other operating expenses shared by several funds are pro rated among those funds on the basis of relative net assets or other appropriate methods.
The Trusts have an arrangement with the custodian whereby fees may be reduced by credits earned on uninvested cash balances, which, if applica-
ble, are shown as fees paid indirectly in the Statements of Operations. The custodian imposes fees on overdrawn cash balances, which can be offset by accumulated credits earned or may result in additional custody charges.

52 ANNUAL REPORT

AUGUST 31, 2010

Notes to Financial Statements (continued)

2. Derivative Financial Instruments:

The Trusts engage in various portfolio investment strategies using derivative contracts both to increase the returns of the Trusts and to economically hedge, or protect, their exposure to certain risks such as interest rate risk.
These contracts may be transacted on an exchange.

Losses may arise if the value of the contract decreases due to an unfavor-
able change in the market rates or value of the underlying instrument or if the counterparty does not perform under the contract. Counterparty risk related to exchange-traded financial futures contracts is minimal because of the protection against defaults provided by the exchange on which they trade.

Financial Futures Contracts: The Trusts purchase or sell financial futures contracts and options on financial futures contracts to gain exposure to, or economically hedge against, changes in interest rates (interest rate risk).
Financial futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Pursuant to the con-
tract, the Trusts agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as margin variation and are recognized by the Trusts as unrealized gains or losses. When the contract is closed, the Trusts record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.
The use of financial futures transactions involves the risk of an imperfect correlation in the movements in the price of financial futures contracts, interest rates and the underlying assets.

Derivative Instruments Categorized by Risk Exposure:
The Effect of Derivative Instruments on the Statements of Operations
Year Ended August 31, 2010*

				Net Realized Gain (Loss) from
	BZM	MHN	BLJ	BSE	BQH	BFY	BHV	MHE
Interest rate contracts:
Financial futures contracts	$ (1,952)	$ (169,301)	$ 3,900	$ (35,625)	$ (15,112)	$ (29,501)	$ (898)	$ 3,264
* As of August 31, 2010, there were no financial futures contracts outstanding.
For the year ended August 31, 2010, the average quarterly balance of outstanding derivative financial instruments was as follows:
	BZM	MHN	BLJ	BSE	BQH	BFY	BHV	MHE
Financial futures contracts:
Average number of contracts purchased	1	7	1	2	1	1	1	1
Average number of contracts sold	6	82	1	18	8	14	5	1
Average notional value of contracts purchased	$ 57,501	$ 805,015	$ 57,501	$ 172,503	$ 86,252	$ 115,002	$ 57,501	$ 57,501
Average notional value of contracts sold	$ 689,698	$9,848,996	$ 91,381	$2,108,325	$ 903,191	$1,626,619	$ 630,180	$ 60,921

3. Investment Advisory Agreement and Other Transactions
with Affiliates:

The PNC Financial Services Group, Inc. ("PNC"), Bank of America
Corporation ("BAC") and Barclays Bank PLC ("Barclays") are the largest stockholders of BlackRock, Inc. ("BlackRock"). Due to the ownership struc-
ture, PNC is an affiliate of the Trusts for 1940 Act purposes, but BAC and
Barclays are not.

Each Trust entered into an Investment Advisory Agreement with BlackRock
Advisors, LLC (the “Manager”), the Trusts' investment advisor, an indirect, wholly owned subsidiary of BlackRock, to provide investment advisory and administration services.

The Manager is responsible for the management of each Trust's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of each Trust. For such services, each Trust pays the Manager a monthly fee at the following annual rates of each Trust’s average weekly net assets except MHN and MHE, which are based upon average daily net assets as follows:

BZM	0.65%
MHN	0.55%
BLJ	0.65%
BSE	0.55%
BQH	0.65%
BFY	0.55%
BHV	0.65%
MHE	0.50%

Average weekly net assets and average daily net assets are the average weekly value or the average daily value of each Trust’s total assets minus the sum of its accrued liabilities.

The Manager for MHN voluntarily agreed to waive its investment advisory fee on the proceeds of Preferred Shares and TOBs that exceed 35% of net assets applicable to Common Shareholders. This amount is included in fees waived by advisor in the Statements of Operations. For the year ended
August 31, 2010, the waiver was $615,189.

The Manager voluntarily agreed to waive a portion its investment advisory fees for certain other funds. With respect to BSE, the waiver, as a percent-
age of average weekly net assets is as follows: 0.10% through October
2009 and 0.05% through October 2010. With respect to the Bond Trusts, the waiver, as a percentage of average weekly net assets, is as follows:
0.15% through April 2010, 0.10% through April 2011 and 0.05% through
April 2012. With respect to BFY, the waiver, as a percentage of average weekly net assets is 0.05% through July 2012. For the year ended August
31, 2010, the Manager waived the following amounts, which are included in fees waived by advisor in the Statements of Operations:

BZM	$63,217
BLJ	$69,562
BSE	$83,250
BQH	$86,944
BFY	$58,558
BHV	$49,948

ANNUAL REPORT

AUGUST 31, 2010

Notes to Financial Statements (continued)

The Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees each Trust pays to the Manager indirectly through its investment in affiliated money market funds, however, the Manager does not waive its investment advisory fees by the amount of investment advisory fees paid through each Trust’s investment in other affil-
iated investment companies, if any. These amounts are shown as, or included in, fees waived by advisor in the Statements of Operations. For the year ended August 31, 2010, the amounts waived were as follows:

BZM	$ 483
MHN	$20,224
BLJ	$ 3,162
BSE	$ 2,058
BQH	$ 2,175
BFY	$ 2,883
BHV	$ 123
MHE	$ 696

The Manager entered into a separate sub-advisory agreement with
BlackRock Investment Management, LLC (“BIM”) for MHN and MHE and
BlackRock Financial Management, Inc. (“BFM”) for all other Trusts. BIM and
BFM are affiliates of the Manager. The Manager pays BIM and BFM for services they provide, a monthly fee that is a percentage of the investment advisory fee paid by each Trust to the Manager.

For the year ended August 31, 2010, the Trusts reimbursed the Manager for certain accounting services, which are included in accounting services in the Statements of Operations. The reimbursements were as follows:

BZM	$ 900
MHN	$14,201
BLJ	$ 989
BSE	$ 2,694
BQH	$ 1,234
BFY	$ 2,210
BHV	$ 706
MHE	$ 942

Certain officers and/or trustees of the Trusts are officers and/or directors of
BlackRock or its affiliates. The Trusts reimburse the Manager for compensa-
tion paid to the Trusts' Chief Compliance Officer.

4. Investments:

Purchases and sales of investments, excluding short-term securities, for the year ended August 31, 2010, were as follows:

	Purchases	Sales
BZM	$ 5,897,799	$ 6,110,299
MHN	$ 93,569,741	$ 76,732,016
BLJ	$ 9,689,753	$ 9,249,691
BSE	$ 13,188,293	$ 10,608,923
BQH	$ 14,649,705	$ 13,796,696
BFY	$ 18,303,049	$ 19,046,500
BHV	$ 11,568,962	$ 9,770,324
MHE	$ 11,232,573	$ 5,581,511

5. Income Tax Information:

Reclassifications: Accounting principles generally accepted in the
United States of America require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. The following permanent differences as of August 31,
2010 attributable to amortization methods on fixed income securities and the tax classification of distributions received from a regulated investment company were reclassified to the following accounts:

	MHN	BQH
Undistributed net investment income	$ (41,767)	$ (274)
Accumulated net realized gain (loss)	$ 41,767	$ 274

The tax character of distributions paid during the fiscal years ended August 31, 2010 and August 31, 2009 was as follows:

	BZM	MHN	BLJ	BSE	BQH	BFY	BHV	MHE
Tax-exempt income
8/31/2010	$1,822,635 $27,879,875		$2,206,336	$5,451,499	$2,712,853	$4,961,454	$1,548,109	$1,935,606
8/31/2009	$1,888,814 $24,970,495		$2,307,460	$5,352,845	$2,707,205	$4,685,682	$1,540,904	$1,753,424
Ordinary income
8/31/2010	—	—	$ 25,123	—	$ 40,602	—	$ 6,140	$ 91,144
8/31/2009	— $ 97,687		—	—	—	—	$ 76,533	$ 31,570
Long-term capital gains
8/31/2010	—	—	—	—	$ 238,805	—	$ 425,904	—
8/31/2009	$ 8,921	—	—	—	$ 14,672	—	$ 255,705	—
Total distributions
8/31/2010	$1,822,635 $27,879,875		$2,231,459	$5,451,499	$2,992,260	$4,961,454	$1,980,153	$2,026,750
8/31/2009	$1,897,735 $25,068,182		$2,307,460	$5,352,845	$2,721,877	$4,685,682	$1,873,142	$1,784,994
As of August 31, 2010, the tax components of accumulated net earnings were as follows:
	BZM	MHN	BLJ	BSE	BQH	BFY	BHV	MHE
Undistributed tax-exempt income	$ 500,114	$ 8,612,234	$ 464,561	$1,493,056	$ 667,122	$1,325,879	$ 404,086 $ 565,463
Undistributed ordinary income	478	3,752	7,616	1,971	480	573	10,927	16
Undistributed long-term net capital gains	46,907	—	27,828	—	—	—	125,402	—
Capital loss carryforwards	—	(27,576,484)	—	(3,176,083)	—	(1,065,192)	—	(729,454)
Net unrealized gains*	1,648,092	26,779,968	1,932,831	6,333,064	3,345,275	5,410,748	2,283,621	2,175,628
Total	$2,195,591	$ 7,819,470	$2,432,836	$4,652,008	$4,012,877	$5,672,008	$2,824,036	$2,011,653

* The differences between book-basis and tax-basis net unrealized gains were attributable primarily to the tax deferral of losses on wash sales, the tax deferral of losses on straddles, the difference between book and tax amortization methods for premiums and discounts on fixed income securities, book-tax differences in the accrual of income on securites in default, the deferral of post-October capital losses for tax purposes, the timing and recognition of partnership income, the difference between the book and tax treatment of residual interests in tender option bond trusts, the deferral of compensation to trustees, and other book-tax temporary differences.

54 ANNUAL REPORT

AUGUST 31, 2010

Notes to Financial Statements (continued)

As of August 31, 2010, the Funds had capital loss carryforwards available to offset future realized capital gains through the indicated
expiration dates:

Expires August 31,	MHN	BSE	BFY	MHE
2013	$15,054,033	—	—	—
2014	1,097,743	—	—	—
2015	2,782,666	—	$ 70,160	$ 35,869
2016	710,089	—	383,137	285,683
2017	4,069,997	$1,631,721	254,346	375,230
2018	3,861,956	1,544,362	357,549	32,672
Total	$27,576,484	$3,176,083	$1,065,192	$729,454

6. Concentration, Market and Credit Risk:

Each Trust invests a substantial amount of its assets in issuers located in a single state or limited number of states. Please see the Schedules of
Investments for concentrations in specific states.

Many municipalities insure repayment of their bonds, which may reduce the potential for loss due to credit risk. The market value of these bonds may fluctuate for other reasons, including market perception of the value of such insurance, and there is no guarantee that the insurer will meet its obligation.

In the normal course of business, the Trusts invest in securities and enter into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations (issuer credit risk). The value of securities held by the Trusts may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Trusts; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctua-
tions. Similar to issuer credit risk, the Trusts may be exposed to counter-
party credit risk, or the risk that an entity with which the Trusts have unsettled or open transactions may fail to or be unable to perform on its commitments. The Trusts manage counterparty credit risk by entering into transactions only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the
Trusts to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Trusts' exposure to market, issuer and counterparty credit risks with respect to these financial assets is generally approximated by their value recorded in the Trusts' Statements of Assets and Liabilities, less any collat-
eral held by the Trusts.

As of August 31, 2010, BZM invested a significant portion of its assets in the County/City/Special District/School District and Health sectors. MHN invested a significant portion of its assets in the County/City/Special
District/School District and Transportation sectors. BLJ invested a signifi-
cant portion of its assets in the State sector. BSE invested a significant portion of its assets in the Education and Transportation sectors. BQH and
BFY invested a significant portion of their assets in the County/City/Special
District/School District sector. MHE invested a significant portion of its assets in the Education and Health sectors. Changes in economic conditions affecting the County/City/Special District/School District,
Education, Health, State and Transportation sectors would have a greater impact on the Trusts and could affect the value, income and/or liquidity of positions in such securities.

7. Capital Share Transactions:

The Trusts, except MHN, are authorized to issue an unlimited number of shares (200 million shares for MHN), all of which were initially classified as
Common Shares. The par value for the Trusts, except MHN and MHE, is
$0.001 per share ($0.10 for MHN and $0.01 for MHE). Each Trust's Board is authorized, however, to reclassify any unissued shares without approval of Common Shareholders.

Common Shares

Shares issued and outstanding during the years ended August 31,
2010 and 2009 increased by the following amounts as a result of dividend reinvestment:

	Year Ended August 31,
	2010	2009
BZM	7,640	9,282
MHN	15,164	—
BLJ	7,707	7,624
BSE	5,123	2,972
BQH	12,821	1,342
BFY	8,339	1,492
BHV	8,764	7,591
MHE	3,349	—

Preferred Shares

The Preferred Shares are redeemable at the option of each Trust, in whole or in part, on any dividend payment date at their liquidation preference per share plus any accumulated and unpaid dividends whether or not declared. The Preferred Shares are also subject to mandatory redemption at their liquidation preference plus any accumulated and unpaid dividends, whether or not declared, if certain requirements relating to the composition of the assets and liabilities of a Trust, as set forth in each Trust's Articles of
Amendment/Statement of Preferences/Certificates of Vote of Trustees (the
“Governing Instrument”) are not satisfied.

From time to time in the future, each Trust may effect repurchases of its
Preferred Shares at prices below their liquidation preference as agreed upon by the Trust and seller. Each Trust also may redeem its Preferred
Shares from time to time as provided in the applicable Governing
Instrument. Each Trust intends to effect such redemptions and/or repur-
chases to the extent necessary to maintain applicable asset coverage requirements or for such other reasons as the Board may determine.

The holders of Preferred Shares have voting rights equal to the holders of
Common Shares (one vote per share) and will vote together with holders of
Common Shares (one vote per share) as a single class. However, the hold-
ers of Preferred Shares, voting as a separate class, are also entitled to elect two Directors/Trustees for each Trust. In addition, the 1940 Act requires that along with approval by shareholders that might otherwise be required, the approval of the holders of a majority of any outstanding

ANNUAL REPORT

AUGUST 31, 2010

Notes to Financial Statements (continued)

Preferred Shares, voting separately as a class would be required to (a)
adopt any plan of reorganization that would adversely affect the Preferred
Shares, (b) change a Trust’s sub-classification as a closed-end investment company or change its fundamental investment restrictions or (c) change its business so as to cease to be an investment company.

The Trusts had the following series of Preferred Shares outstanding, effective yields and reset frequency as of August 31, 2010:

				Reset
		Preferred	Effective	Frequency
	Series	Shares	Yield	Days
BZM	R-7	640	0.46%	7
MHN	A	1,479	0.46%	7
	B	1,479	0.46%	7
	C	2,366	0.46%	7
	D	2,864	0.46%	7
	E	1,557	0.40%	7
BLJ	M-7	751	0.46%	7
BSE	R-7	1,623	0.46%	7
BQH	T-7	885	0.40%	7
BFY	W-7	1,779	0.46%	7
BHV	R-7	467	0.46%	7
MHE	A	185	0.46%	7
	B	185	0.40%	7

Dividends on seven-day Preferred Shares are cumulative at a rate which is reset every seven days, based on the results of an auction. If the Preferred
Shares fail to clear the auction on an auction date, each Trust is required to pay the maximum applicable rate on the Preferred Shares to holders of such shares for successive dividend periods until such time as the shares are successfully auctioned. The maximum applicable rate on all series of
Preferred Shares is the higher of 110% of the AA commercial paper rate or
100% of 90% of the Kenny S&P 30-day High Grade Index divided by 1.00 minus the marginal tax rate. The low, high and average dividend rates on the Preferred Shares for each Trust for the year ended August 31, 2010 were as follows:

	Series	Low	High	Average
BZM	R-7	0.24%	0.56%	0.41%
MHN	A	0.26%	0.53%	0.41%
	B	0.24%	0.56%	0.41%
	C	0.24%	0.56%	0.41%
	D	0.24%	0.56%	0.41%
	E	0.26%	0.52%	0.41%
BLJ	M-7	0.24%	0.56%	0.41%
BSE	R-7	0.24%	0.56%	0.40%
BQH	T-7	0.26%	0.53%	0.41%
BFY	W-7	0.26%	0.53%	0.41%
BHV	R-7	0.24%	0.56%	0.41%
MHE	A	0.26%	0.53%	0.41%
	B	0.26%	0.52%	0.41%

Since February 13, 2008, the Preferred Shares of the Trusts failed to clear any of their auctions. As a result, the Preferred Shares dividend rates were reset to the maximum applicable rate, which ranged from 0.24% to 0.56%
for the year ended August 31, 2010. A failed auction is not an event of default for the Trusts but it has a negative impact on the liquidity of
Preferred Shares. A failed auction occurs when there are more sellers of a
Trust's auction rate preferred shares than buyers. It is impossible to predict how long this imbalance will last. A successful auction for the Trusts'
Preferred Shares may not occur for some time, if ever, and even if liquidity does resume, holders of the Preferred Shares may not have the ability to sell the Preferred Shares at their liquidation preference.

The Trusts may not declare dividends or make other distributions on
Common Shares or purchase any such shares if, at the time of the declara-
tion, distribution or purchase, asset coverage with respect to the out-
standing Preferred Shares is less than 200%.

The Trusts pay commissions of 0.15% on the aggregate principal amount of all shares that fail to clear their auctions and 0.25% on the aggregate principal amount of all shares that successfully clear their auctions. Certain broker dealers have individually agreed to reduce commissions for failed auctions.

Preferred Shares issued and outstanding remained constant for the year ended August 31, 2010 for all Trusts.

During the year ended August 31, 2009, certain Trusts announced the fol-
lowing redemptions of Preferred Shares at a price of $25,000 per share plus any accrued and unpaid dividends through the redemption date:

		Redemption	Shares	Aggregate
	Series	Date	Redeemed	Principal
MHN	A	7/09/09	56	$1,400,000
	B	7/06/09	56	$1,400,000
	C	7/07/09	90	$2,250,000
	D	7/06/09	109	$2,725,000
	E	7/08/09	59	$1,475,000
BLJ	M-7	7/14/09	17	$ 425,000
BSE	R-7	7/10/09	44	$1,100,000
BQH	T-7	7/08/09	11	$ 275,000
BFY	W-7	7/09/09	7	$ 175,000
BHV	R-7	7/10/09	20	$ 500,000

The Trusts financed the Preferred Share redemptions with cash received from TOB transactions.

Preferred Shares issued and outstanding remained constant for the year ended August 31, 2009 for BZM and MHE.

56 ANNUAL REPORT

AUGUST 31, 2010

Notes to Financial Statements (concluded)

8. Subsequent Events:

Management's evaluation of the impact of all subsequent events on the
Trusts' financial statements was completed through the date the financial statements were issued and the following items were noted:

Each Trust paid a net investment income dividend on October 1, 2010 to
Common Shareholders of record on September 15, 2010 as follows:

Common
Dividend
Per Share
BZM	$0.0790
MHN	$0.0795
BLJ	$0.0780
BSE	$0.0715
BQH	$0.0820
BFY	$0.0835
BHV	$0.0830
MHE	$0.0700

The dividends declared on Preferred Shares for the period September 1,
2010 to September 30, 2010 were as follows:

Dividends
	Series	Declared
BZM	R-7	$ 5,636
MHN	A	$ 3,672
	B	$ 3,241
	C	$ 2,222
	D	$ 3,586
	E	$ 909
BLJ	M-7	$ 6,613
BSE	R-7	$14,292
BQH	T-7	$ 7,693
BFY	W-7	$15,628
BHV	R-7	$ 4,112
MHE	A	$ 3,216
	B	$ 3,250

ANNUAL REPORT

AUGUST 31, 2010

Report of Independent Registered Public Accounting Firm

To the Shareholders and Boards of Directors of
BlackRock MuniHoldings New York Insured Fund, Inc.
and to the Shareholders and Board of Trustees of:
BlackRock Maryland Municipal Bond Trust
BlackRock New Jersey Municipal Bond Trust
BlackRock New York Insured Municipal Income Trust
BlackRock New York Municipal Bond Trust
BlackRock New York Municipal Income Trust II
BlackRock Virginia Municipal Bond Trust
The Massachusetts Health & Education Tax-Exempt Trust
(collectively, the “Trusts”):

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of BlackRock Maryland
Municipal Bond Trust, BlackRock MuniHoldings New York Insured Fund,
Inc., BlackRock New Jersey Municipal Bond Trust, BlackRock New York
Insured Municipal Income Trust, BlackRock New York Municipal Bond Trust,
BlackRock New York Municipal Income Trust II, BlackRock Virginia Municipal
Bond Trust and The Massachusetts Health & Education Tax-Exempt Trust,
as of August 31, 2010, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Trusts’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public
Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trusts are not required to have, nor were we engaged to perform an audit of their internal control over financial reporting. Our audits included consideration of internal control over finan-
cial reporting as a basis for designing audit procedures that are appropri-
ate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trusts’ internal control over financial reporting.
Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and signifi-
cant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures include confirmation of the securities owned as of August 31, 2010, by correspondence with the custodians and brokers; where replies were not received from brokers, we performed other auditing procedures.We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial positions of BlackRock Maryland Municipal Bond Trust, BlackRock MuniHoldings
New York Insured Fund, Inc., BlackRock New Jersey Municipal Bond Trust,
BlackRock New York Insured Municipal Income Trust, BlackRock New York
Municipal Bond Trust, BlackRock New York Municipal Income Trust II,
BlackRock Virginia Municipal Bond Trust and The Massachusetts Health &
Education Tax-Exempt Trust as of August 31, 2010, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
Princeton, New Jersey
October 28, 2010

58 ANNUAL REPORT

AUGUST 31, 2010

Important Tax Information

All of the net investment income distributions paid by BZM, MHN, BSE and
BFY during the taxable year ended August 31, 2010 qualify as tax-exempt interest dividends for Federal income tax purposes.

The following table summarizes the taxable per share distributions paid by BLJ, BQH, BHV, and MHE during the taxable year ended
August 31, 2010:

	Payable	Ordinary	Long-Term
BLJ	Date	Income	Capital Gains
Common Shareholders	12/31/09	$0.010066	—
Preferred Shareholders:
Series M-7	11/17/09	$2.47	—
BQH
Common Shareholders	12/31/09	$0.013638	$0.080206
Preferred Shareholders:
Series T-7	11/04/09	$0.55	$ 3.21
	11/12/09	$0.57	$ 3.29
	11/18/09	$0.44	$ 2.68
	11/25/09	$0.59	$ 3.45
	12/02/09	$0.59	$ 3.45
	12/09/09	$0.50	$ 3.01
	12/16/09	$0.04	$ 0.20
BHV
Common Shareholders	12/31/09	$0.003792	$0.262941
Preferred Shareholders:
Series R-7	11/06/09	—	$ 3.22
	11/13/09	$0.05	$ 2.70
	11/20/09	$0.05	$ 3.18
	11/27/09	$0.05	$ 3.54
	12/04/09	$0.05	$ 3.42
	12/11/09	$0.05	$ 2.82
	12/18/09	$0.05	$ 3.06
	12/28/09	$0.08	$ 4.88
	1/04/10	$0.07	$ 3.88
	1/08/10	$0.02	$ 1.28
MHE
Common Shareholders	12/31/09	$0.035407	—
Preferred Shareholders:
Series A	11/12/09	$5.97	—
	11/19/09	$6.83	—
	11/27/09	$8.61	—
	12/03/09	$0.62	—
Series B	11/12/09	$7.11	—
	11/18/09	$5.83	—
	11/25/09	$7.53	—
	12/02/09	$1.54	—

All other net investment income distributions paid by the Trusts during the taxable year ended August 31, 2010 qualify as tax-exempt interest dividends for Federal income tax purposes. Per share distributions are based on Common Shares or Preferred Shares outstanding at the time of distribution.

ANNUAL REPORT

AUGUST 31, 2010

Disclosure of Investment Advisory Agreements and Sub-Advisory Agreements

The Board of Directors and the Board of Trustees, as the case may be
(each, a “Board,” and, collectively, the "Boards," and the members of which are referred to as "Board Members") of each of BlackRock Maryland
Municipal Bond Trust ("BZM"), BlackRock MuniHoldings New York Insured
Fund, Inc. ("MHN"), BlackRock New Jersey Municipal Bond Trust ("BLJ"),
BlackRock New York Insured Municipal Income Trust ("BSE"), BlackRock
New York Municipal Bond Trust ("BQH"), BlackRock New York Municipal
Income Trust II ("BFY"), BlackRock Virginia Municipal Bond Trust ("BHV")
and The Massachusetts Health & Education Tax-Exempt Trust ("MHE" and,
together with BZM, MHN, BLJ, BSE, BQH, BFY and BHV, each, a “ Trust,” and, collectively, the “Trusts”) met on April 8, 2010 and May 13 — 14, 2010 to
consider the approval of each Trust’s investment advisory agreement (each, an “Advisory Agreement”) with BlackRock Advisors, LLC (the “Manager”), each Trust’s investment advisor. Each Board also considered the approval of the sub-advisory agreement (each, a “Sub-Advisory Agreement”)
between the Manager and BlackRock Financial Management, Inc. or
BlackRock Investment Management, LLC, as applicable (each, a “Sub-
Advisor”), with respect to its Trust. The Manager and the Sub-Advisors are referred to herein as “BlackRock.” The Advisory Agreements and the Sub-
Advisory Agreements are referred to herein as the “Agreements.”

Activities and Composition of the Board

The Board of each Trust consists of ten individuals, eight of whom are not
“interested persons” of such Trust as defined in the Investment Company
Act of 1940 (the “1940 Act”) (the “Independent Board Members”). The
Board Members are responsible for the oversight of the operations of each
Trust and perform the various duties imposed on the directors of invest-
ment companies by the 1940 Act. The Independent Board Members have retained independent legal counsel to assist them in connection with their duties. The Chairman of the Boards is an Independent Board Member. The
Boards have established five standing committees: an Audit Committee, a
Governance and Nominating Committee, a Compliance Committee, a
Performance Oversight Committee and an Executive Committee, each of which is composed of Independent Board Members (except for the
Executive Committee, which also has one interested Board Member) and is chaired by an Independent Board Member. The Boards also have two ad hoc committees, the Joint Product Pricing Committee, which consists of
Independent Board Members and the directors/trustees of the boards of certain other BlackRock-managed funds, who are not “interested persons”
of their respective funds, and the Ad Hoc Committee on Auction Market
Preferred Shares.

The Agreements

Pursuant to the 1940 Act, the Boards are required to consider the continu-
ation of the Agreements on an annual basis. In connection with this process, the Boards assessed, among other things, the nature, scope and quality of the services provided to the Trusts by the personnel of
BlackRock and its affiliates, including investment management, administra-
tive and shareholder services, oversight of fupnd accounting and custody, marketing services and assistance in meeting applicable legal and regula-
tory requirements.

From time to time throughout the year, each Board, acting directly and through its committees, considered at each of its meetings factors that are relevant to its annual consideration of the renewal of the Agreements, including the services and support provided by BlackRock to the respective
Trust and its shareholders. Among the matters the Board considered were:
(a) investment performance for one-, three- and five-year periods, as appli-
cable, against peer funds, and applicable benchmarks, if any, as well as senior management's and portfolio managers’ analysis of the reasons for any over performance or underperformance against a Trust’s peers and/or benchmark, as applicable; (b) fees, including advisory fees, administration fees for MHE, and other amounts paid to BlackRock and its affiliates by each Trust for services such as call center and fund accounting; (c) each
Trust’s operating expenses; (d) the resources devoted to and compliance reports relating to each Trust’s investment objective, policies and restric-
tions; (e) each Trust’s compliance with its Code of Ethics and compliance policies and procedures; (f) the nature, cost and character of non-invest-
ment management services provided by BlackRock and its affiliates;

(g) BlackRock’s and other service providers’ internal controls;
(h) BlackRock’s implementation of the proxy voting policies approved by the Boards; (i) execution quality of portfolio transactions; (j) BlackRock’s implementation of each Trust’s valuation and liquidity procedures; (k) an analysis of contractual and actual management fees for products with simi-
lar investment objectives across the open-end fund, closed-end fund and institutional account product channels, as applicable; and (l) periodic updates on BlackRock’s business.

Board Considerations in Approving the Agreements

The Approval Process: Prior to the April 8, 2010 meeting, the Boards requested and received materials specifically relating to the Agreements.
The Boards are engaged in a process with BlackRock to periodically review the nature and scope of the information provided to better assist their deliberations. The materials provided in connection with the April meeting included (a) information independently compiled and prepared by Lipper,
Inc. (“Lipper”) on Trust fees and expenses, and the investment performance of each Trust as compared with a peer group of funds as determined by
Lipper and a customized peer group selected by BlackRock, as applicable
(collectively, “Peers”); (b) information on the profitability of the Agreements to BlackRock and a discussion of fall-out benefits to BlackRock and its affiliates and significant shareholders; (c) a general analysis provided by
BlackRock concerning investment advisory fees charged to other clients, such as institutional clients and open-end funds, under similar investment mandates; (d) the impact of economies of scale; (e) a summary of aggre-
gate amounts paid by each Trust to BlackRock and (f) if applicable, a comparison of management fees to similar BlackRock closed-end funds, as classified by Lipper.

At an in-person meeting held on April 8, 2010, the Boards reviewed materi-
als relating to their consideration of the Agreements. As a result of the dis-
cussions that occurred during the April 8, 2010 meeting, the Boards presented BlackRock with questions and requests for additional informa-

60 ANNUAL REPORT

AUGUST 31, 2010

Disclosure of Investment Advisory Agreements and Sub-Advisory Agreements (continued)

tion and BlackRock responded to these requests with additional written information in advance of the May 13 — 14, 2010 Board meeting.

At an in-person meeting held on May 13 — 14, 2010, each Trust’s Board, including the Independent Board Members, unanimously approved the continuation of the Advisory Agreement between the Manager and each respective Trust and the Sub-Advisory Agreement between the Manager and the Sub-Advisor with respect to each Trust, each for a one-year term ending
June 30, 2011. In approving the continuation of the Agreements, the
Boards considered: (a) the nature, extent and quality of the services pro-
vided by BlackRock; (b) the investment performance of each Trust and
BlackRock; (c) the advisory fee and the cost of the services and profits to be realized by BlackRock and its affiliates from their relationship with each
Trust; (d) economies of scale; and (e) other factors deemed relevant by the
Board Members.

The Boards also considered other matters they deemed important to the approval process, such as services related to the valuation and pricing of each Trust’s portfolio holdings, direct and indirect benefits to BlackRock and its affiliates and significant shareholders from their relationship with each Trust and advice from independent legal counsel with respect to the review process and materials submitted for the Boards’ review. The Boards noted the willingness of BlackRock personnel to engage in open, candid discussions with the Boards. The Boards did not identify any particular information as controlling, and each Board Member may have attributed different weights to the various items considered.

A. Nature, Extent and Quality of the Services Provided by BlackRock: The
Boards, including the Independent Board Members, reviewed the nature, extent and quality of services provided by BlackRock, including the invest-
ment advisory services and the resulting performance of each Trust.
Throughout the year, the Boards compared each Trust’s performance to the performance of a comparable group of closed-end funds, and the perform-
ance of a relevant benchmark, if any. The Boards met with BlackRock’s sen-
ior management personnel responsible for investment operations, including the senior investment officers. The Boards also reviewed the materials pro-
vided by each Trust’s portfolio management team discussing each Trust’s performance and each Trust’s investment objective, strategies and outlook.

The Boards considered, among other factors, the number, education and experience of BlackRock’s investment personnel generally and each Trust’s portfolio management team, investments by portfolio managers in the funds they manage, BlackRock’s portfolio trading capabilities, BlackRock’s use of technology, BlackRock’s commitment to compliance, BlackRock's credit analysis capabilities, BlackRock's risk analysis capabilities and
BlackRock’s approach to training and retaining portfolio managers and other research, advisory and management personnel. The Boards also reviewed a general description of BlackRock’s compensation structure with respect to each Trust’s portfolio management team and BlackRock’s ability to attract and retain high-quality talent.

In addition to advisory services, the Boards considered the quality of the administrative and non-investment advisory services provided to each
Trust. BlackRock and its affiliates and significant shareholders provide each
Trust with certain administrative and other services (in addition to any such services provided to each Trust by third parties) and officers and other per-
sonnel as are necessary for the operations of each Trust. In addition to investment advisory services, BlackRock and its affiliates provide each Trust with other services, including (i) preparing disclosure documents, such as the prospectus and the statement of additional information in connection with the initial public offering and periodic shareholder reports; (ii) prepar-
ing communications with analysts to support secondary market trading of each Trust; (iii) assisting with daily accounting and pricing; (iv) preparing periodic filings with regulators and stock exchanges; (v) overseeing and coordinating the activities of other service providers; (vi) organizing Board meetings and preparing the materials for such Board meetings; (vii) prov-
iding legal and compliance support; and (viii) performing other admini-
strative functions necessary for the operation of each Trust, such as tax reporting, fulfilling regulatory filing requirements, and call center services.
The Boards reviewed the structure and duties of BlackRock’s fund admin-
istration, accounting, legal and compliance departments and considered
BlackRock’s policies and procedures for assuring compliance with applicable laws and regulations.

B. The Investment Performance of the Trusts and BlackRock: The Boards,
including the Independent Board Members, also reviewed and considered the performance history of each Trust. In preparation for the April 8, 2010 meeting, the Boards were provided with reports, independently prepared by
Lipper, which included a comprehensive analysis of each Trust’s perform-
ance. The Boards also reviewed a narrative and statistical analysis of the
Lipper data that was prepared by BlackRock, which analyzed various fac-
tors that affect Lipper’s rankings. In connection with their review, the Boards received and reviewed information regarding the investment performance of each Trust as compared to a representative group of similar funds as deter-
mined by Lipper and to all funds in each Trust’s applicable Lipper category and in the case of BZM, MHN, BSE, BQH, BFY, BHV and MHE, a customized peer group selected by BlackRock. The Boards were provided with a description of the methodology used by Lipper to select peer funds. The
Boards regularly review the performance of each Trust throughout the year.

The Boards of BZM, MHN, BLJ, BSE, BQH and BHV noted that, in general,
BZM, MHN, BLJ, BSE, BQH and BHV performed better than their respective
Peers in that the performance of BLJ was at or above the median of its
Lipper Performance Composite in each of the one-, three- and five-year periods reported and that the performance of each of BZM, MHN, BSE,
BQH and BHV were at or above the median of their Customized Lipper
Peer Group Composite in each of the one-, three- and five-year periods reported.

The Boards of BFY and MHE noted that, in general, BFY and MHE per-
formed better than their respective Peers in that the performance of BFY

ANNUAL REPORT

AUGUST 31, 2010

Disclosure of Investment Advisory Agreements and Sub-Advisory Agreements (continued)

and MHE were at or above the median of their Customized Lipper Peer
Group Composite in two of the one-, three- and five-year periods reported.

The Boards noted that BlackRock has made changes to the organization of the overall fixed income group management structure designed to result in a strengthened leadership team with clearer accountability.

C. Consideration of the Advisory Fees and the Cost of the Services
and Profits to be Realized by BlackRock and its Affiliates from their
Relationship with the Trusts: The Boards, including the Independent Board
Members, reviewed each Trust’s contractual advisory fee rate compared with the other funds in its Lipper category. The Boards also compared each Trust’s total expenses, as well as actual management fees, to those of other funds in its Lipper category. The Boards considered the services pro-
vided and the fees charged by BlackRock to other types of clients with similar investment mandates, including separately managed institutional accounts.

The Boards received and reviewed statements relating to BlackRock’s fin-
ancial condition and profitability with respect to the services it provided each Trust. The Boards were also provided with a profitability analysis that detailed the revenues earned and the expenses incurred by BlackRock for services provided to each Trust. The Boards reviewed BlackRock’s profitabil-
ity with respect to each Trust and other funds the Boards currently oversee for the year ended December 31, 2009 compared to available aggregate profitability data provided for the year ended December 31, 2008. The
Boards reviewed BlackRock’s profitability with respect to other fund com-
plexes managed by the Manager and/or its affiliates. The Boards reviewed
BlackRock’s assumptions and methodology of allocating expenses in the profitability analysis, noting the inherent limitations in allocating costs among various advisory products. The Boards recognized that profitability may be affected by numerous factors including, among other things, fee waivers and expense reimbursements by the Manager, the types of funds managed, expense allocations and business mix, and the difficulty of comparing profitability as a result of those factors.

The Boards noted that, in general, individual fund or product line profitabil-
ity of other advisors is not publicly available. Nevertheless, to the extent such information was available, the Boards considered BlackRock’s overall operating margin, in general, compared to the operating margin for leading investment management firms whose operations include advising closed-
end funds, among other product types. That data indicates that operating margins for BlackRock with respect to its registered funds are generally consistent with margins earned by similarly situated publicly traded com-
petitors. In addition, the Boards considered, among other things, certain third party data comparing BlackRock’s operating margin with that of other publicly-traded asset management firms. That third party data indi-
cates that larger asset bases do not, in themselves, translate to higher profit margins.

In addition, the Boards considered the cost of the services provided to each Trust by BlackRock, and BlackRock’s and its affiliates’ profits relating to the management and distribution of each Trust and the other funds advised by BlackRock and its affiliates. As part of their analysis, the Boards reviewed BlackRock’s methodology in allocating its costs to the manage-
ment of each Trust. The Boards also considered whether BlackRock has the financial resources necessary to attract and retain high quality investment management personnel to perform its obligations under the Agreements and to continue to provide the high quality of services that is expected by the Boards.

The Board of each Trust noted that its Trust’s contractual management fee rate was lower than or equal to the median contractual management fee rate paid by the Trust’s Peers, in each case, before taking into account any expense reimbursements or fee waivers.

D. Economies of Scale: The Boards, including the Independent Board
Members, considered the extent to which economies of scale might be realized as the assets of each Trust increase. The Boards also considered the extent to which each Trust benefits from such economies and whether there should be changes in the advisory fee rate or structure in order to enable each Trust to participate in these economies of scale, for example through the use of breakpoints in the advisory fee based upon the asset level of each Trust.

The Boards noted that most closed-end fund complexes do not have fund level breakpoints because closed-end funds generally do not experience substantial growth after the initial public offering and each fund is man-
aged independently consistent with its own investment objectives. The
Boards noted that only one closed-end fund in the Fund Complex has breakpoints in its fee structure. Information provided by Lipper also revealed that only one closed-end fund complex with total closed-end fund nets assets exceeding $10 billion, as of December 31, 2009, used a complex level breakpoint structure.

E. Other Factors Deemed Relevant by the Board Members: The Boards,
including the Independent Board Members, also took into account other ancillary or “fall-out” benefits that BlackRock or its affiliates and significant shareholders may derive from their respective relationships with the Trusts, both tangible and intangible, such as BlackRock’s ability to leverage its investment professionals who manage other portfolios, an increase in
BlackRock’s profile in the investment advisory community, and the engage-
ment of BlackRock’s affiliates and significant shareholders as service providers to each Trust, including for administrative and distribution serv-
ices. The Boards also considered BlackRock’s overall operations and its efforts to expand the scale of, and improve the quality of, its operations.
The Boards also noted that BlackRock may use and benefit from third party research obtained by soft dollars generated by certain mutual fund trans-
actions to assist in managing all or a number of its other client accounts.
The Boards further noted that BlackRock completed the acquisition of a complex of exchange-traded funds (“ETFs”) on December 1, 2009, and that BlackRock’s funds may invest in such ETFs without any offset against the management fees payable by the funds to BlackRock.

62 ANNUAL REPORT

AUGUST 31, 2010

Disclosure of Investment Advisory Agreements and Sub-Advisory Agreements (concluded)

In connection with its consideration of the Agreements, the Boards also received information regarding BlackRock’s brokerage and soft dollar prac-
tices. The Boards received reports from BlackRock which included informa-
tion on brokerage commissions and trade execution practices throughout the year.

The Boards noted the competitive nature of the closed-end fund market-
place, and that shareholders are able to sell their respective Trust shares in the secondary market if they believe that the Trust’s fees and expenses are too high or if they are dissatisfied with the performance of the Trust.

Conclusion

The Boards, including the Independent Board Members, unanimously approved the continuation of the Advisory Agreement between the Manager and each Trust for a one-year term ending June 30, 2011 and the Sub-
Advisory Agreement between the Manager and the applicable Sub-Advisor, with respect to each Trust, for a one-year term ending June 30, 2011. As part of its approval, each Board considered the discussions of BlackRock’s fee structure, as it applies to its respective Trust, being conducted by the ad hoc Joint Product Pricing Committee. Based upon its evaluation of all of the aforementioned factors in their totality, the Boards, including the Independent Board Members, were satisfied that the terms of the
Agreements were fair and reasonable and in the best interest of each Trust and its shareholders. In arriving at a decision to approve the Agreements, the Boards did not identify any single factor or group of factors as all-
important or controlling, but considered all factors together, and different
Board Members may have attributed different weights to the various factors considered. The Independent Board Members were also assisted by the advice of independent legal counsel in making this determination. The con-
tractual fee arrangements for each Trust reflect the results of several years of review by the Board Members and predecessor Board Members, and discussions between such Board Members (and predecessor Board
Members) and BlackRock. Certain aspects of the arrangements may be the subject of more attention in some years than in others, and the Board
Members’ conclusions may be based in part on their consideration of these arrangements in prior years.

ANNUAL REPORT

AUGUST 31, 2010

Automatic Dividend Reinvestment Plans

Pursuant to each Fund’s Dividend Reinvestment Plan (the “Plan”), common shareholders are automatically enrolled to have all distributions of divi-
dends and capital gains reinvested by BNY Mellon Shareowner Services for MHN and MHE and Computershare Trust Company, N.A. for BZM, BLJ,
BSE, BQH, BFY and BHV (individually, the “Plan Agent” or together, the “Plan
Agents”) in the respective Fund’s shares pursuant to the Plan. Shareholders who do not participate in the Plan will receive all distributions in cash paid by check and mailed directly to the shareholders of record (or if the shares are held in street or other nominee name, then to the nominee) by the
Plan Agent, which serves as agent for the shareholders in administering the Plan.

After the Funds declare a dividend or determine to make a capital gain dis-
tribution, the Plan Agent will acquire shares for the participants’ accounts, depending upon the following circumstances, either (i) through receipt of unissued but authorized shares from the Fund (“newly issued shares”) or
(ii) by purchase of outstanding shares on the open market, on the Fund’s primary exchange or elsewhere (“open-market purchases”). If, on the divi-
dend payment date, the net asset value per share (“NAV”) is equal to or less than the market price per share plus estimated brokerage commis-
sions (such condition often referred to as a “market premium”), the Plan
Agent will invest the dividend amount in newly issued shares on behalf of the participants. The number of newly issued shares to be credited to each participant’s account will be determined by dividing the dollar amount of the dividend by the NAV on the date the shares are issued. However, if the
NAV is less than 95% of the market price on the payment date, the dollar amount of the dividend will be divided by 95% of the market price on the payment date. If, on the dividend payment date, the NAV is greater than the market value per share plus estimated brokerage commissions (such condition often referred to as a “market discount”), the Plan Agent will invest the dividend amount in shares acquired on behalf of the participants in open-market purchases. If the Plan Agents are unable to invest the full dividend amount in open market purchases, or if the market discount shifts to a market premium during the purchase period, the Plan Agents will invest any un-invested portion in newly issued shares.

Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by notice if received and processed by the Plan Administrator prior to the dividend record date; otherwise such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution.

The Plan Agent’s fees for the handling of the reinvestment of dividends and distributions will be paid by each Fund. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the
Plan Agent’s open market purchases in connection with the reinvestment of dividends and distributions. The automatic reinvestment of dividends and distributions will not relieve participants of any federal income tax that may be payable on such dividends or distributions.

Each Fund reserves the right to amend or terminate the Plan. There is no direct service charge to participants in the Plan; however, each Fund reserves the right to amend the Plan to include a service charge payable by the participants. Participants that request a sale of shares through
Computershare Trust Company, N.A. are subject to a $2.50 sales fee and a $0.15 per share sold brokerage commission. Participants that request a sale of shares through BNY Mellon Shareowner Services are subject to a $0.02 per share sold brokerage commission. All correspondence con-
cerning the Plan should be directed to the respective Plan Agent: BNY
Mellon Shareowner Services, P.0. Box 358035, Pittsburgh, PA 15252-
8035, Telephone: (866) 216-0242 for shareholders of MHN and MHE or Computershare Trust Company, N.A., P.O. Box 43078, Providence, RI
02940-3078, Telephone: (800) 699-1BFM or overnight correspondence should be directed to the Plan Agent at 250 Royall Street, Canton, MA
02021 for shareholders of BZM, BLJ, BSE, BQH, BFY and BHV.

64 ANNUAL REPORT

AUGUST 31, 2010

Officers and Trustees
Number of
		Length of		BlackRock-
	Position(s)	Time		Advised Funds
Name, Address	Held with	Served as		and Portfolios	Public
and Year of Birth	Trusts	a Trustee[2]	Principal Occupation(s) During Past Five Years	Overseen	Directorships
Non-Interested Trustees[1]
Richard E. Cavanagh	Chairman	Since	Trustee, Aircraft Finance Trust from 1999 to 2009; Director, The Guardian Life	100 Funds	Arch Chemical
55 East 52nd Street	of the Board	2007	Insurance Company of America since 1998; Trustee, Educational Testing Service	98 Portfolios	(chemical and allied
New York, NY 10055	and Trustee		from 1997 to 2009 and Chairman thereof from 2005 to 2009; Senior Advisor,		products)
1946			The Fremont Group since 2008 and Director thereof since 1996; Adjunct Lecturer,
Harvard University since 2007; President and Chief Executive Officer, The Conference
Board, Inc. (global business research organization) from 1995 to 2007.
Karen P. Robards	Vice Chair of	Since	Partner of Robards & Company, LLC (financial advisory firm) since 1987;	100 Funds	AtriCure, Inc.
55 East 52nd Street	the Board,	2007	Co-founder and Director of the Cooke Center for Learning and Development,	98 Portfolios	(medical devices)
New York, NY 10055	Chair of		(a not-for-profit organization) since 1987; Director of Care Investment Trust, Inc.
1950	the Audit		(health care real estate investment trust) from 2007 to 2010; Director of
	Committee		Enable Medical Corp. from 1996 to 2005; Investment Banker at Morgan Stanley
	and Trustee		from 1976 to 1987.
Frank J. Fabozzi	Trustee and	Since	Consultant/Editor of The Journal of Portfolio Management since 2006; Professor in	100 Funds	None
55 East 52nd Street	Member of	2007	the Practice of Finance and Becton Fellow, Yale University, School of Management,	98 Portfolios
New York, NY 10055	the Audit		since 2006; Adjunct Professor of Finance and Becton Fellow, Yale University from
1948	Committee		1994 to 2006.
Kathleen F. Feldstein	Trustee	Since	President of Economics Studies, Inc. (private economic consulting firm) since	100 Funds	The McClatchy
55 East 52nd Street		2007	1987; Chair, Board of Trustees, McLean Hospital from 2000 to 2008 and Trustee	98 Portfolios	Company
New York, NY 10055			Emeritus thereof since 2008; Member of the Board of Partners Community		(publishing);
1941			Healthcare, Inc. from 2005 to 2009; Member of the Corporation of Partners		BellSouth (tele-
			HealthCare since 1995; Trustee, Museum of Fine Arts, Boston since 1992; Member		communications);
			of the Visiting Committee to the Harvard University Art Museum since 2003; Director,		Knight Ridder
			Catholic Charities of Boston since 2009.		(publishing)
James T. Flynn	Trustee and	Since	Chief Financial Officer of JP Morgan & Co., Inc. from 1990 to 1995.	100 Funds	None
55 East 52nd Street	Member of	2007		98 Portfolios
New York, NY 10055	the Audit
1939	Committee
Jerrold B. Harris	Trustee	Since	Trustee, Ursinus College since 2000; Director, Troemner LLC (scientific equipment)	100 Funds	BlackRock Kelso
55 East 52nd Street		2007	since 2000; Director of Delta Waterfowl Foundation since 2001; President and	98 Portfolios	Capital Corp.
New York, NY 10055			Chief Executive Officer, VWR Scientific Products Corporation from 1990 to 1999.		(business
1942					development
company)

ANNUAL REPORT

AUGUST 31, 2010

Officers and Trustees (continued)
Number of
		Length of		BlackRock-
	Position(s)	Time		Advised Funds
Name, Address	Held with	Served as		and Portfolios	Public
and Year of Birth	Trusts	a Trustee[2]	Principal Occupation(s) During Past Five Years	Overseen	Directorships
Non-Interested Trustees[1] (concluded)
R. Glenn Hubbard	Trustee	Since	Dean, Columbia Business School since 2004; Columbia faculty member since	100 Funds	ADP (data and
55 East 52nd Street		2007	1988; Co-Director of Columbia Business School’s Entrepreneurship Program from	98 Portfolios	information services);
New York, NY 10055			1997 to 2004; Chairman, U.S. Council of Economic Advisers under the President		KKR Financial
1958			of the United States from 2001 to 2003; Chairman, Economic Policy Committee		Corporation (finance);
			of the OECD from 2001 to 2003.		Metropolitan Life
Insurance Company
(insurance)
W. Carl Kester	Trustee and	Since	George Fisher Baker Jr. Professor of Business Administration, Harvard Business	100 Funds	None
55 East 52nd Street	Member of	2007	School; Deputy Dean for Academic Affairs since 2006. Unit Head, Finance, Harvard	98 Portfolios
New York, NY 10055	the Audit		Business School from 2005 to 2006; Senior Associate Dean and Chairman of the
1951	Committee		MBA Program of Harvard Business School from 1999 to 2005; Member of the faculty of Harvard Business School since 1981; Independent Consultant since 1978.
[1] Trustees serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.
[2] Date shown is the earliest date a person has served for the Trusts covered by this annual report. Following the combination of Merrill Lynch Investment
Managers, L.P. (“MLIM”) and BlackRock, Inc. (“BlackRock”) in September 2006, the various legacy MLIM and legacy BlackRock Fund boards were realigned and consolidated into three new Fund boards in 2007. As a result, although the chart shows each directors as joining the Funds’ board in 2007, each director first became a member of the board of other legacy MLIM or legacy BlackRock Funds as follows: Richard E. Cavanagh, 1994; Frank J.
Fabozzi, 1988; Kathleen F. Feldstein, 2005; James T. Flynn, 1996; Jerrold B. Harris, 1999; R. Glenn Hubbard, 2004; W. Carl Kester, 1995; and Karen P.
Robards, 1998.
Interested Trustees[3]
Richard S. Davis	Trustee	Since	Managing Director, BlackRock, Inc. since 2005; Chief Executive Officer, State	170 Funds	None
55 East 52nd Street		2007	Street Research & Management Company from 2000 to 2005; Chairman of	291 Portfolios
New York, NY 10055			the Board of Trustees, State Street Research Mutual Funds from 2000 to 2005.
1945
Henry Gabbay	Trustee	Since	Consultant, BlackRock, Inc. from 2007 to 2008; Managing Director, BlackRock,	170 Funds	None
55 East 52nd Street		2007	Inc. from 1989 to 2007; Chief Administrative Officer, BlackRock Advisors, LLC	291 Portfolios
New York, NY 10055			from 1998 to 2007; President of BlackRock Funds and BlackRock Bond Allocation
1947			Target Shares from 2005 to 2007; Treasurer of certain closed-end funds in the
BlackRock fund complex from 1989 to 2006.

3 Mr. Davis is an “interested person,” as defined in the Investment Company Act of 1940, of the Trusts based on his position with BlackRock, Inc. and its affiliates. Mr. Gabbay is an “interested person” of the Trusts based on his former positions with BlackRock, Inc. and its affiliates as well as his ownership of BlackRock, Inc. and The PNC Financial Services Group, Inc. securities. Trustees serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.

66 ANNUAL REPORT

AUGUST 31, 2010

Officers and Trustees (concluded)
Position(s)
Name, Address	Held with	Length of
and Year of Birth	Trusts	Time Served	Principal Occupation(s) During Past 5 Years
Trust Officers[1]
Anne Ackerley	President	Since	Managing Director of BlackRock, Inc. since 2000; Vice President of the BlackRock-advised funds from 2007 to
55 East 52nd Street	and Chief	2009[2]	2009; Chief Operating Officer of BlackRock’s Global Client Group (GCG) since 2009; Chief Operating Officer
New York, NY 10055	Executive		of BlackRock’s U.S. Retail Group from 2006 to 2009; Head of BlackRock’s Mutual Fund Group from 2000
1962	Officer		to 2006.
Brendan Kyne	Vice	Since	Managing Director of BlackRock, Inc. since 2010; Director of BlackRock, Inc. from 2008 to 2009; Head of Product
55 East 52nd Street	President	2009	Development and Management for BlackRock’s U.S. Retail Group since 2009, Co-head thereof from 2007 to
New York, NY 10055			2009; Vice President of BlackRock, Inc. from 2005 to 2008.
1977
Neal Andrews	Chief	Since	Managing Director of BlackRock, Inc. since 2006; Senior Vice President and Line of Business Head of Fund
55 East 52nd Street	Financial	2007	Accounting and Administration at PNC Global Investment Servicing (U.S.) Inc. from 1992 to 2006.
New York, NY 10055	Officer
1966
Jay Fife	Treasurer	Since	Managing Director of BlackRock, Inc. since 2007 and Director in 2006; Assistant Treasurer of the Merrill Lynch
55 East 52nd Street		2007	Investment Managers, L.P. (“MLIM”) and Fund Asset Management, L.P. advised funds from 2005 to 2006; Director
New York, NY 10055			of MLIM Fund Services Group from 2001 to 2006.
1970
Brian Kindelan	Chief	Since	Chief Compliance Officer of the BlackRock-advised funds since 2007; Managing Director and Senior Counsel of
55 East 52nd Street	Compliance	2007	BlackRock, Inc. since 2005.
New York, NY 10055	Officer
1959
Howard Surloff	Secretary	Since	Managing Director and General Counsel of U.S. Funds at BlackRock, Inc. since 2006; General Counsel (U.S.) of
55 East 52nd Street		2007	Goldman Sachs Asset Management, L.P. from 1993 to 2006.
New York, NY 10055
1965
[1] Officers of the Trusts serve at the pleasure of the Boards.
2 Ms. Ackerley has been President and Chief Executive Officer since 2009 and was Vice President from 2007 to 2009.
Investment Advisor	Custodians		Transfer Agents	Auction Agent	Accounting Agent	Legal Counsel
BlackRock Advisors, LLC	State Street Bank		Common Shares	Preferred Shares	State Street Bank and	Skadden, Arps, Slate,
WIlmington, DE 19809	and Trust Company[5]		Computershare	The Bank of	Trust Company	Meagher & Flom LLP
	Boston, MA 02111		Trust Company, N.A.[3]	New York Mellon	Princeton, NJ 08540	New York, NY 10036
Sub-Advisors			Providence, RI 02940	New York, NY 10286
BlackRock Financial	The Bank of				Independent Registered	Address of the Trusts
Management, Inc.[3]	New York Mellon[6]		BNY Mellon		Public Accounting Firm	100 Bellevue Parkway
New York, NY 10055	New York, NY 10286		Shareowner Services[4]		Deloitte & Touche LLP	Wilmington, DE 19809
			Jersey City, NJ 07310		Princeton, NJ 08540
BlackRock Investment
Management, LLC[4]
Plainsboro, NJ 08536

3 For all Trusts except MHN and MHE.
4 For MHN and MHE.
5 For all Trusts except MHN.
6 For MHN.

ANNUAL REPORT

AUGUST 31, 2010

Additional Information

Trust Certification

Those Trusts listed for trading on the New York Stock Exchange (“NYSE”)
have filed with the NYSE their annual chief executive officer certification regarding compliance with the NYSE’s listing standards. The Trusts filed with the Securities and Exchange Commission (“SEC”) the certification of its chief executive officer and chief financial officer required by section 302 of the Sarbanes-Oxley Act.

General Information

On July 29, 2010, the Manager announced that a derivative complaint had been filed by shareholders of BSE and BQH on July 27, 2010 in the
Supreme Court of the State of New York, New York County. The complaint names the Manager, BlackRock, Inc. and certain of the directors, officers and portfolio managers of BSE and BQH as defendants. The complaint alleges, among other things, that the parties named in the complaint breached fiduciary duties owed to BSE and BQH and their Common
Shareholders by redeeming auction-market preferred shares, auction rate preferred securities, auction preferred shares and auction rate securities
(collectively, “AMPS”) at their liquidation preference. The complaint seeks unspecified damages for losses purportedly suffered by BSE and BQH as a result of the prior redemptions and injunctive relief preventing BSE and
BQH from redeeming AMPS at their liquidation preference in the future. The
Manager, BlackRock, Inc. and the other parties named in the complaint believe that the claims asserted in the complaint are without merit and intend to vigorously defend themselves in the litigation.

The Trusts do not make available copies of their Statements of Additional
Information because the Trusts’ shares are not continuously offered, which means that the Statement of Additional Information of each Trust has not been updated after completion of the respective Trust’s offerings and the information contained in each Trust’s Statement of Additional Information may have become outdated.

Other than the revisions discussed on the Board approvals on page 70, there were no material changes in the Trusts’ investment objectives of policies or to the Trusts’ charters or by-laws that would delay or prevent a change of controls of the Trusts that were not approved by the sharehold-
ers or in the principal risk factors associated with investment in the Trusts.
There have been no changes in the persons who are primarily responsible for the day-to-day management of the Trusts’ portfolio.

Quarterly performance, semi-annual and annual reports and other informa-
tion regarding the Trusts may be found on BlackRock’s website, which can be accessed at http://www.blackrock.com. This reference to BlackRock’s website is intended to allow investors public access to information regard-
ing the Trusts and does not, and is not intended to, incorporate BlackRock’s website into this report.

Electronic Delivery

Electronic copies of most financial reports are available on the Trusts’ web-
sites or shareholders can sign up for e-mail notifications of quarterly state-
ments, annual and semi-annual reports by enrolling in the Trusts’ electronic delivery program.

Shareholders Who Hold Accounts with Investment Advisors, Banks or Brokerages:

Please contact your financial advisor to enroll. Please note that not all investment advisors, banks or brokerages may offer this service.

Householding

The Trusts will mail only one copy of shareholder documents, including annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us other-
wise. If you do not want the mailing of these documents to be combined with those for other members of your household, please
call (800) 441-7762.

Availability of Quarterly Schedule of Investments

Each Trust files its complete schedule of portfolio holdings with the
Securities and Exchange Commission (“SEC”) for the first and third quar-
ters of each fiscal year on Form N-Q. The Trusts’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information
on the operation of the Public Reference Room may be obtained by calling
(800) SEC-0330. Each Trust’s Forms N-Q may also be obtained upon request and without charge by calling (800) 441-7762.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Trusts use to determine how to vote proxies relating to portfolio securities is available
(1) without charge, upon request, by calling (800) 441-7762;
(2) at http://www.blackrock.com; and (3) on the SEC’s website at http://www.sec.gov.

Availability of Proxy Voting Record

Information about how the Trusts voted proxies relating to securities held in the Trusts’ portfolios during the most recent 12-month period ended June 30 is available upon request and without charge (1) at
http://www.blackrock.com or by calling (800) 441-7762 and
(2) on the SEC’s website at http://www.sec.gov.

68 ANNUAL REPORT

AUGUST 31, 2010

Additional Information (continued)

Board Approvals

On September 1, 2010, the Board of Directors/Trustees (the “Boards”) of
MHN and BSE (the “Insured Trusts”) approved changes to certain invest-
ment policies of the Insured Trusts.

Historically, under normal market conditions, each Insured Trust has been required to invest at least 80% of its assets in municipal bonds either

(i) insured under an insurance policy purchased by the Insured Trust or
(ii) insured under an insurance policy obtained by the issuer of the muni-

cipal bond or any other party. In September 2008, the Insured Trusts adopted an amended investment policy of purchasing only municipal bonds insured by insurance providers with claims-paying abilities rated investment grade at the time of investment (the “Insurance Policy”).

Following the onset of the credit and liquidity crises, the claims-paying ability rating of most of the municipal bond insurance providers has been lowered by the rating agencies. These downgrades have called into question the long-term viability of the municipal bond insurance market, which has the potential to severely limit the ability of BlackRock Advisors, LLC, the
Insured Trusts’ investment advisor (the “Manager”), to manage the Insured
Trusts under the Insurance Policy.

As a result, on September 1, 2010, the Manager recommended, and the
Boards approved, the removal of the Insurance Policy. As a result of this investment policy change, the Insured Trusts will not be required to dispose of assets currently held within the Insured Trusts. The Insured Trusts will maintain, and have no current intention to amend, their investment policy of, under normal market conditions, generally investing in municipal obligations rated investment grade at the time of investment.

As each Insured Trust increases the amount of its assets that are invested in municipal obligations that are not insured, each Insured Trust’s share-
holders will be exposed to the risk of the failure of such securities’ issuers to pay interest and repay principal and will not have the benefit of protec-
tion provided under municipal bond insurance policies. As a result, share-
holders will be more dependent on the analytical ability of the Manager to evaluate the credit quality of issuers of municipal obligations in which each Insured Trust invests. The Boards believe that the amended invest-
ment policy is in the best interests of each Insured Trust and its sharehold-
ers because it believes that the potential benefits from increased flexibility outweigh the potential increase in risk from the lack of insurance policies provided by weakened insurance providers. Of course, the new investment policy cannot assure that each Insured Trust will achieve its investment objective.

As disclosed in each Insured Trust’s prospectus, each Insured Trust is required to provide shareholders 60 days notice of a change to the
Insurance Policy. Accordingly, a notice describing the changes discussed above was mailed to shareholders of record as of September 1, 2010.
The new investment policy is expected to take effect on November 9, 2010.
After the amended policy takes effect, the Manager anticipates that it will gradually reposition each Insured Trust’s portfolios over time, and that dur-
ing such period, each Insured Trust may continue to hold a substantial por-
tion of its assets in insured municipal bonds. At this time, it is uncertain how long it may take to reposition each Insured Trust’s portfolio once the amended policy takes effect, and the Insured Trusts may continue to be subject to risks associated with investing a substantial portion of their assets in insured municipal bonds until the repositioning is complete. No action is required by shareholders of the Insured Trusts in connection with this change.

In connection with this change in non-fundamental policy, each of the
Insured Trusts will undergo a name change to reflect its new portfolio characteristics. The new names of the Insured Trusts will be announced at or prior to the expiration of the 60-day notice period. Each Insured
Trust will continue to trade on New York Stock Exchange under its current ticker symbol.

The approved changes will not alter any Insured Trust’s investment objective.

Section 19(a) Notices

These reported amounts and sources of distributions are estimates and are not being provided for tax reporting purposes. The actual amounts and sources for tax reporting purposes wll depend upon each Trust’s investment experience during the year and may be subject to changes based on the tax regula-
tions. Each Trust will provide a Form 1099-DIV each calendar year that will explain the character of these dividends and distributions for federal income tax purposes.

August 31, 2010
		Total Cumulative Distributions			% Breakdown of the Total Cumulative
		for the Fiscal Year-to-Date			Distributions for the Fiscal Year-to-Date
	Net	Net Realized		Total Per	Net	Net Realized		Total Per
	Investment	Capital	Return of	Common	Investment	Capital	Return of	Common
	Income	Gains	Capital	Share	Income	Gains	Capital	Share
BQH	$0.951689	$0.093155	—	$1.044844	91%	9%	—	100%
BHV	$0.965188	$0.266045	—	$1.231233	78%	22%	—	100%

ANNUAL REPORT

AUGUST 31, 2010

Additional Information (concluded)

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and for-
mer fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following infor-
mation is provided to help you understand what personal information
BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applica-
tions, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-
public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including pro-
cedures relating to the proper storage and disposal of such information.

70 ANNUAL REPORT

AUGUST 31, 2010

This report is transmitted to shareholders only. It is not a prospectus. Past performance results shown in this report should not be considered a representation of future performance. The Trusts have leveraged their Common Shares, which creates risks for Common

Shareholders, including the likelihood of greater volatility of net asset value and market price of the Common Shares and the risk that fluctuations in the short-term dividend rates of the Preferred Shares, currently set at the maximum reset rate as a result of failed auctions, may reduce the Common Shares’ yield. Statements and other information herein are as dated and are subject to change.

Item 2 – Code of Ethics – The registrant (or the “Fund”) has adopted a code of ethics, as of the end of the period covered by this report, applicable to the registrant’s principal executive officer, principal financial officer and principal accounting officer, or persons performing similar functions. During the period covered by this report, there have been no amendments to or waivers granted under the code of ethics. A copy of the code of ethics is available without charge at www.blackrock.com.

Item 3 – Audit Committee Financial Expert – The registrant’s board of directors or trustees, as applicable (the “board of directors”), has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and (ii) each audit committee financial expert is independent:
Kent Dixon (retired effective December 31, 2009)
Frank J. Fabozzi
James T. Flynn
W. Carl Kester
Karen P. Robards

The registrant’s board of directors has determined that W. Carl Kester and Karen P. Robards qualify as financial experts pursuant to Item 3(c)(4) of Form N-CSR.

Prof. Kester has a thorough understanding of generally accepted accounting principles, financial statements and internal control over financial reporting as well as audit committee functions. Prof. Kester has been involved in providing valuation and other financial consulting services to corporate clients since 1978. Prof. Kester’s financial consulting services present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of issues that can reasonably be expected to be raised by the registrant’s financial statements.

Ms. Robards has a thorough understanding of generally accepted accounting principles, financial statements and internal control over financial reporting as well as audit committee functions. Ms. Robards has been President of Robards & Company, a financial advisory firm, since 1987. Ms. Robards was formerly an investment banker for more than 10 years where she was responsible for evaluating and assessing the performance of companies based on their financial results. Ms. Robards has over 30 years of experience analyzing financial statements. She also is a member of the audit committee of one publicly held company and a non-profit organization.

Under applicable securities laws, a person determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification. The designation or identification as an audit committee financial expert does not affect the duties, obligations, or liability of any other member of the audit committee or board of directors.

Item 4 – Principal Accountant Fees and Services
	(a) Audit Fees		(b) Audit-Related Fees[1]		(c) Tax Fees[2]		(d) All Other Fees[3]
	Current	Previous	Current	Previous	Current	Previous	Current	Previous
	Fiscal Year	Fiscal Year	Fiscal Year	Fiscal Year	Fiscal Year	Fiscal Year	Fiscal Year	Fiscal Year
Entity Name	End	End	End	End	End	End	End	End
BlackRock
Maryland Municipal	$28,200	$28,200	$3,500	$3,500	$6,100	$6,100	$0	$1,028
Bond Trust

1 The nature of the services include assurance and related services reasonably related to the performance of the audit of financial statements not included in Audit Fees.
2 The nature of the services include tax compliance, tax advice and tax planning.
3 The nature of the services include a review of compliance procedures and attestation thereto.

(e)(1) Audit Committee Pre-Approval Policies and Procedures:
The registrant’s audit committee (the “Committee”) has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-
approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the registrant’s affiliated service providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are a) consistent with the SEC’s auditor independence rules and b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the
Committee without consideration on a specific case-by-case basis (“general pre-approval”).
The term of any general pre-approval is 12 months from the date of the pre-approval, unless the Committee provides for a different period. Tax or other non-audit services provided to the registrant which have a direct impact on the operation or financial reporting of the registrant will only be deemed pre-approved provided that any individual project does not exceed $10,000 attributable to the registrant or $50,000 per project. For this purpose, multiple projects will be aggregated to determine if they exceed the previously mentioned cost levels.

Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-
approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting. At this meeting, an analysis of such services is presented to the Committee for ratification. The Committee may delegate to the Committee Chairman the authority to approve the provision of and fees for any specific engagement of permitted non-audit services, including services exceeding pre-approved cost levels.

(e)(2) None of the services described in each of Items 4(b) through (d) were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not Applicable

(g) Affiliates’ Aggregate Non-Audit Fees:

	Current Fiscal Year	Previous Fiscal Year
Entity Name	End	End
BlackRock Maryland Municipal Bond Trust	$20,377	$413,128

(h) The registrant’s audit committee has considered and determined that the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any non-affiliated sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by the registrant’s investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph
(c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Regulation S-X Rule 2-01(c)(7)(ii) – $10,777, 0%

Item 5 – Audit Committee of Listed Registrants –

(a) The following individuals are members of the registrant’s separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the
Securities Exchange Act of 1934 (15 U.S.C. 78c(a)(58)(A)):

Kent Dixon (retired effective December 31, 2009)
Frank J. Fabozzi
James T. Flynn
W. Carl Kester
Karen P. Robards

(b) Not Applicable

Item 6 – Investments
(a) The registrant’s Schedule of Investments is included as part of the Report to
Stockholders filed under Item 1 of this Form.
(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management
Investment Companies – The board of directors has delegated the voting of proxies for the
Fund securities to the Fund’s investment adviser (“Investment Adviser”) pursuant to the
Investment Adviser’s proxy voting guidelines. Under these guidelines, the Investment
Adviser will vote proxies related to Fund securities in the best interests of the Fund and its stockholders. From time to time, a vote may present a conflict between the interests of the
Fund’s stockholders, on the one hand, and those of the Investment Adviser, or any affiliated person of the Fund or the Investment Adviser, on the other. In such event, provided that the
Investment Adviser’s Equity Investment Policy Oversight Committee, or a sub-committee thereof (the “Oversight Committee”) is aware of the real or potential conflict or material non-routine matter and if the Oversight Committee does not reasonably believe it is able to follow its general voting guidelines (or if the particular proxy matter is not addressed in the guidelines) and vote impartially, the Oversight Committee may retain an independent fiduciary to advise the Oversight Committee on how to vote or to cast votes on behalf of the
Investment Adviser’s clients. If the Investment Adviser determines not to retain an independent fiduciary, or does not desire to follow the advice of such independent fiduciary, the Oversight Committee shall determine how to vote the proxy after consulting with the
Investment Adviser’s Portfolio Management Group and/or the Investment Adviser’s Legal
and Compliance Department and concluding that the vote cast is in its client’s best interest notwithstanding the conflict. A copy of the Fund’s Proxy Voting Policy and Procedures are attached as Exhibit 99.PROXYPOL. Information on how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, (i) at www.blackrock.com and (ii) on the SEC’s website at
http://www.sec.gov.

Item 8 – Portfolio Managers of Closed-End Management Investment Companies – as of August 31,
2010.

(a)(1) The registrant (or “Fund”) is managed by a team of investment professionals comprised of Phillip Soccio, CFA, Director at BlackRock, Inc., Theodore R. Jaeckel,
Jr., CFA, Managing Director at BlackRock, Inc. and Walter O’Connor, Managing
Director at BlackRock, Inc. Each is a member of BlackRock, Inc.’s municipal tax-
exempt management group. Each is jointly responsible for the day-to-day management of the registrant’s portfolio, which includes setting the registrant’s overall investment strategy, overseeing the management of the registrant and/or selection of its investments. Messrs. Soccio, Jaeckel and O’Connor have been members of the registrant’s portfolio management team since 2007, 2006 and 2006, respectively.

Portfolio Manager		Biography
Phillip Soccio		Director of BlackRock, Inc. since 2009; Vice President of BlackRock, Inc.
		from 2005 to 2008.
Theodore R. Jaeckel, Jr.		Managing Director at BlackRock, Inc. since 2006; Merrill Lynch
		Investment Managers, L.P. (“MLIM”) from 2005 to 2006; Director of
		MLIM from 1997 to 2005.
Walter O’Connor		Managing Director of BlackRock, Inc. since 2006; Managing Director of
		MLIM from 2003 to 2006; Director of MLIM from 1998 to 2003.
(a)(2) As of August 31, 2010:
	(ii) Number of Other Accounts Managed			(iii) Number of Other Accounts and
	and Assets by Account Type			Assets for Which Advisory Fee is
					Performance-Based
	Other	Other Pooled		Other	Other Pooled
(i) Name of	Registered	Investment	Other	Registered	Investment	Other
Portfolio Manager	Investment	Vehicles	Accounts	Investment	Vehicles	Accounts
	Companies			Companies
Phillip Soccio	7	0	0	0	0	0
	$1.64 Billion	$0	$0	$0	$0	$0
Theodore R. Jaeckel,	73	0	0	0	0	0
	$21.91 Billion	$0	$0	$0	$0	$0
Walter O’Connor	72	0	0	0	0	0
	$20.94 Billion	$0	$0	$0	$0	$0
(iv) Potential Material Conflicts of Interest

BlackRock, Inc., individually and together with its affiliates (“BlackRock”), has built a professional working environment, firm-wide compliance culture and compliance procedures and systems designed to protect against potential incentives that may favor one account over another. BlackRock has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time. Nevertheless, BlackRock furnishes investment management and advisory services to numerous clients in addition to the Fund, and BlackRock may, consistent with applicable law, make investment recommendations to other clients or accounts (including accounts which are hedge funds or have performance or higher fees paid to BlackRock, or in which portfolio managers have a personal interest in the receipt of such fees), which may be the same as or different from those made to the
Fund. In addition, BlackRock, its affiliates and significant shareholders and any officer, director, stockholder or employee may or may not have an interest in the securities whose purchase and sale BlackRock recommends to the Fund. BlackRock, or any of its affiliates or significant shareholders, or any officer, director, stockholder, employee or any member of their families may take different actions than those recommended to the Fund by
BlackRock with respect to the same securities. Moreover, BlackRock may refrain from rendering any advice or services concerning securities of companies of which any of
BlackRock’s (or its affiliates’ or significant shareholders’) officers, directors or employees are directors or officers, or companies as to which BlackRock or any of its affiliates or significant shareholders or the officers, directors and employees of any of them has any substantial economic interest or possesses material non-public information. Each portfolio manager also may manage accounts whose investment strategies may at times be opposed to the strategy utilized for a fund. In this connection, it should be noted that a portfolio manager may currently manage certain accounts that are subject to performance fees. In addition, a portfolio manager may assist in managing certain hedge funds and may be entitled to receive a portion of any incentive fees earned on such funds and a portion of such incentive fees may be voluntarily or involuntarily deferred. Additional portfolio managers may in the future manage other such accounts or funds and may be entitled to receive incentive fees.

As a fiduciary, BlackRock owes a duty of loyalty to its clients and must treat each client fairly. When BlackRock purchases or sells securities for more than one account, the trades must be allocated in a manner consistent with its fiduciary duties. BlackRock attempts to allocate investments in a fair and equitable manner among client accounts, with no account receiving preferential treatment. To this end, BlackRock has adopted a policy that is intended to ensure that investment opportunities are allocated fairly and equitably among client accounts over time. This policy also seeks to achieve reasonable efficiency in client transactions and provide BlackRock with sufficient flexibility to allocate investments in a manner that is consistent with the particular investment discipline and client base.

(a)(3) As of August 31, 2010:

Portfolio Manager Compensation Overview

BlackRock’s financial arrangements with its portfolio managers, its competitive compensation and its career path emphasis at all levels reflect the value senior management places on key resources. Compensation may include a variety of components and may vary from year to year based on a number of factors. The principal components of compensation include a base salary, a performance-based discretionary bonus, participation in various benefits programs and one or more of the incentive compensation programs established by
BlackRock such as its Long-Term Retention and Incentive Plan.

Base compensation. Generally, portfolio managers receive base compensation based on their seniority and/or their position with the firm. Senior portfolio managers who perform additional management functions within the portfolio management group or within
BlackRock may receive additional compensation for serving in these other capacities.

Discretionary Incentive Compensation
Discretionary incentive compensation is a function of several components: the performance of BlackRock, Inc., the performance of the portfolio manager’s group within BlackRock, the investment performance, including risk-adjusted returns, of the firm’s assets under management or supervision by that portfolio manager relative to predetermined benchmarks, and the individual’s seniority, role within the portfolio management team, teamwork and contribution to the overall performance of these portfolios and BlackRock.
In most cases, including for the portfolio managers of the Fund, these benchmarks are the same as the benchmark or benchmarks against which the performance of the Fund or other accounts managed by the portfolio managers are measured. BlackRock’s Chief Investment
Officers determine the benchmarks against which the performance of funds and other accounts managed by each portfolio manager is compared and the period of time over which performance is evaluated. With respect to the portfolio managers, such benchmarks for the
Fund include a combination of market-based indices (e.g., Barclays Capital Municipal Bond
Index), certain customized indices and certain fund industry peer groups.

BlackRock’s Chief Investment Officers make a subjective determination with respect to the portfolio managers’ compensation based on the performance of the funds and other accounts managed by each portfolio manager relative to the various benchmarks noted above.
Performance is measured on both a pre-tax and after-tax basis over various time periods including 1, 3, 5 and 10-year periods, as applicable.

Distribution of Discretionary Incentive Compensation
Discretionary incentive compensation is distributed to portfolio managers in a combination of cash and BlackRock, Inc. restricted stock units which vest ratably over a number of years. The BlackRock, Inc. restricted stock units, if properly vested, will be settled in
BlackRock, Inc. common stock. Typically, the cash bonus, when combined with base salary, represents more than 60% of total compensation for the portfolio managers. Paying a portion of annual bonuses in stock puts compensation earned by a portfolio manager for a given year “at risk” based on BlackRock’s ability to sustain and improve its performance over future periods.

Long-Term Retention and Incentive Plan (“LTIP”) — From time to time long-
term incentive equity awards are granted to certain key employees to aid in retention, align their interests with long-term shareholder interests and motivate performance. Equity awards are generally granted in the form of BlackRock, Inc. restricted stock units that, once vested, settle in BlackRock, Inc. common stock. Messrs. O’Connor and Jaeckel have each received awards under the LTIP.

Deferred Compensation Program — A portion of the compensation paid to eligible BlackRock employees may be voluntarily deferred into an account that tracks the performance of certain of the firm’s investment products. Each participant in the deferred compensation program is permitted to allocate his deferred amounts among the various investment options. Messrs. O’Connor and Jaeckel have each participated in the deferred compensation program.

Other compensation benefits. In addition to base compensation and discretionary incentive compensation, portfolio managers may be eligible to receive or participate in one or more of the following:

Incentive Savings Plans — BlackRock, Inc. has created a variety of incentive savings plans in which BlackRock employees are eligible to participate, including a 401(k) plan, the
BlackRock Retirement Savings Plan (RSP), and the BlackRock Employee Stock Purchase
Plan (ESPP). The employer contribution components of the RSP include a company match equal to 50% of the first 6% of eligible pay contributed to the plan capped at $4,000 per year, and a company retirement contribution equal to 3-5% of eligible compensation. The
RSP offers a range of investment options, including registered investment companies managed by the firm. BlackRock contributions follow the investment direction set by participants for their own contributions or, absent employee investment direction, are invested into a balanced portfolio. The ESPP allows for investment in BlackRock common stock at a 5% discount on the fair market value of the stock on the purchase date. Annual participation in the ESPP is limited to the purchase of 1,000 shares or a dollar value of
$25,000. Each portfolio manager is eligible to participate in these plans.

(a)(4) Beneficial Ownership of Securities – As of August 31, 2010.

Portfolio Manager	Dollar Range of Equity Securities
of the Fund Beneficially Owned
Walter O’Connor	None
Theodore R. Jaeckel, Jr.	None
Phillip Soccio	None

(b) Not Applicable

Item 9 – Purchases of Equity Securities by Closed-End Management Investment Company and
Affiliated Purchasers – Not Applicable due to no such purchases during the period covered by this report.

Item 10 – Submission of Matters to a Vote of Security Holders – On October 25, 2010, the Board of
Trustees of the Fund amended and restated in its entirety the bylaws of the Fund (the
"Amended and Restated Bylaws"). The Amended and Restated Bylaws were deemed effective as of October 28, 2010 and set forth, among other things, the processes and procedures that shareholders of the Fund must follow, and specifies additional information that shareholders of the Fund must provide, when proposing trustee nominations at any annual meeting or special meeting in lieu of an annual meeting or other business to be considered at an annual meeting or special meeting.

Item 11 – Controls and Procedures

11(a) – The registrant’s principal executive and principal financial officers or persons performing similar functions have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the
“1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 13a-15(b) under the Securities Exchange Act of 1934, as amended.

11(b) – There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 – Exhibits attached hereto

12(a)(1) – Code of Ethics – See Item 2

12(a)(2) – Certifications – Attached hereto

12(a)(3) – Not Applicable

12(b) – Certifications – Attached hereto

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock Maryland Municipal Bond Trust

By: /s/ Anne F. Ackerley
Anne F. Ackerley
Chief Executive Officer of
BlackRock Maryland Municipal Bond Trust

Date: November 5, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/ Anne F. Ackerley
Anne F. Ackerley
Chief Executive Officer (principal executive officer) of
BlackRock Maryland Municipal Bond Trust

Date: November 5, 2010

By: /s/ Neal J. Andrews
Neal J. Andrews
Chief Financial Officer (principal financial officer) of
BlackRock Maryland Municipal Bond Trust

Date: November 5, 2010